UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Liberty Media Corporation

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LIBERTY MEDIA CORPORATION 12300 Liberty Boulevard Englewood, Colorado 80112 (720) 875-5400

DEAR FELLOW STOCKHOLDER:
You are cordially invited to attend the 2024 annual meeting of stockholders of Liberty Media Corporation to be held at 8:00 a.m., Mountain time, on June 10, 2024. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2024. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 10, 2024.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning the proxy card if you received a paper copy of the proxy materials by mail. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Liberty Media.
Very truly yours,
Gregory B. Maffei
President and Chief Executive Officer
April 25, 2024
The Notice of Internet Availability of Proxy Materials is first being mailed on or about April 29, 2024, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given of the annual meeting of stockholders of Liberty Media Corporation. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders.

MEETING DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
June 10, 2024, at 8:00 a.m. MT	You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2024.	5:00 p.m., New York City time, on April 16, 2024
To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 10, 2024.
At the annual meeting, you will be asked to consider and vote on the following proposals. Our Board of Directors (Board or Board of Directors) has unanimously approved each proposal for inclusion in the proxy materials.
PROPOSAL		BOARD RECOMMENDATION	PAGES
1	A proposal (which we refer to as the election of directors proposal) to elect Brian M. Deevy, Gregory B. Maffei and Andrea L. Wong to continue serving as Class Il members of our Board until the 2027 annual meeting of stockholders or their earlier resignation or removal.	FOR each director nominee	16
2	A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2024.	FOR	37
3	A proposal (which we refer to as the say-on-pay proposal) to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation”.	FOR	41
4	A proposal (which we refer to as the say-on-frequency proposal) to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.	3 YEARS	43
	You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting. You may vote electronically during the annual meeting or by proxy prior to the meeting by telephone, via the Internet or by mail:
Internet	Virtual Meeting	Phone	Mail
Vote online at www.proxyvote.com	Vote live during the annual meeting at the URL above	Vote by calling 1-800-690-6903 (toll free) in the United States or Canada	Vote by returning a properly completed, signed and dated proxy card

WHO MAY VOTE	WHO MAY NOT VOTE
Holders of record of our following series of common stock, par value $0.01 per share, as of the record date will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof:
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Series A Liberty SiriusXM common stock

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Series B Liberty SiriusXM common stock

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Series A Liberty Live common stock

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Series B Liberty Live common stock

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Series A Liberty Formula One common stock

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Series B Liberty Formula One common stock

These holders will vote together as a single class on each proposal.

Holders of record of our following series of common stock, par value $0.01 per share, as of the record date are NOT entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting:
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Series C Liberty SiriusXM common stock

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Series C Liberty Live common stock

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Series C Liberty Formula One common stock

A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting. If you have any questions with respect to accessing this list, please contact Liberty Media Investor Relations at (877) 772-1518.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held
on June 10, 2024: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2023 Annual Report to
Stockholders are available at www.proxyvote.com.
By order of the Board of Directors,
Michael E. Hurelbrink
Assistant Vice President and Secretary
Englewood, Colorado
April 25, 2024
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

Glossary of Defined Terms

360networks	360networks Corporation
Ascent	Ascent Capital Group, Inc.
Atlanta Braves Holdings	Atlanta Braves Holdings, Inc.
Baupost	The Baupost Group, L.L.C.
Baupost GP	Baupost Group GP, L.L.C.
Berkshire Hathaway	Berkshire Hathaway, Inc.
Braves Holdings	Braves Holdings, LLC
Charter	Charter Communications, Inc.
Corvex	Corvex Management LP
Cubist Systematic Strategies	Cubist Systematic Strategies, LLC
DHC	Discovery Holding Company (predecessor of Discovery Communications)
Discovery	Discovery, Inc. (formerly Discovery Communications)(Warner Bros. Discovery’s predecessor)
Discovery Communications	Discovery Communications, Inc.
GCI Liberty	GCI Liberty, Inc.
GEICO	GEICO Corp
Insurance Co of Nebraska	Berkshire Hathaway Life Insurance Co of Nebraska
LGI	Liberty Global, Inc. (LGP’s predecessor)
LGP	Liberty Global plc
Liberty Broadband	Liberty Broadband Corporation
Liberty Expedia	Liberty Expedia Holdings, Inc.
Liberty Media	Liberty Media Corporation (including predecessors)
Liberty TripAdvisor	Liberty TripAdvisor Holdings, Inc.
Live Nation	Live Nation Entertainment, Inc.
LMAC	Liberty Media Acquisition Corporation
LMI	Liberty Media International, Inc. (LGI’s predecessor)
Mercer	Mercer (US) Inc.
Microsoft	Microsoft Corporation
National Fire	National Fire & Marine Insurance Co
National Indemnity	National Indemnity Co
Oracle	Oracle Corporation
Point72 Asset Management	Point72 Asset Management, L.P.
Point72 Associates	Point72 Associates, LLC
Point72 Capital Advisors	Point72 Capital Advisors, Inc.
Quint	QuintEvents, LLC
Qurate Retail	Qurate Retail, Inc.
RBC	Royal Bank of Canada
RBC CME	RBC’s Capital Markets’ Communications, Media & Entertainment Group
Scripps	Scripps Network Interactive, Inc.

Sirius XM	Sirius XM Holdings Inc.
SOW	State of Wisconsin Investment Board
TCI	Tele-Communications, Inc.
Tripadvisor	Tripadvisor, Inc.
Vanguard	The Vanguard Group
Warner Bros. Discovery	Warner Bros. Discovery, Inc.
Zillow	Zillow Group, Inc.

Proxy Summary
Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting.
What’s new with this year’s proxy statement?
• 2023 Year in Review • Voting Roadmap on pages 3 • Say-on-Pay Proposal on page 41 • Say-on-Frequency Proposal on page 43
ABOUT OUR COMPANY
Liberty Media owns interests in a high-quality portfolio of assets across the media, communications and entertainment industries. Our interests are attributed to three tracking stocks: the Liberty SiriusXM Group, Liberty Live Group and Liberty Formula One Group. A tracking stock is a type of common stock that the issuing company intends to reflect or “track” the economic performance of a particular business or “group,” rather than the economic performance of our company as a whole. While the Liberty SiriusXM Group, Liberty Live Group and Liberty Formula One Group have separate collections of businesses, assets and liabilities attributed to them, no group is a separate legal entity and therefore cannot own assets, issue securities or enter into legally binding agreements. Our three tracking stocks represent the businesses, assets and liabilities attributed to each respective group.

Liberty SiriusXM Group	Liberty Live Group	Liberty Formula One Group
2023 YEAR IN REVIEW
Liberty SiriusXM Group
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Announced transaction to combine Liberty SiriusXM Group and Sirius XM in December 2023; expected completion by early third quarter 2024

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Reduced principal amount of debt at Liberty SiriusXM Group by $782 million during 2023

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Sirius XM generated $8.95 billion revenue and $2.79 billion of adjusted EBITDA(1) for the year

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Sirius XM ended 2023 with 34 million total subscribers and maintained low churn of 1.6%

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Sirius XM launched the first iteration of its next generation app and new brand platform in December 2023

LIBERTY MEDIA CORPORATION / 1

Proxy Summary
Liberty Live Group
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Completed creation of Liberty Live Group comprising 30% ownership in Live Nation and other private assets in August 2023

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Live Nation had a record 2023, with all time highs for attendance, ticket sales and sponsorship

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Concert attendance of 145 million, up 20% year-over-year

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International demand saw continued growth with 50% more international acts in top 50 tours

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Ancillary per fan spending up double-digits across all major venue types year-over-year

Liberty Formula One Group
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Formula 1 had record revenue and adjusted OIBDA(2) in 2023, with double digit growth across all revenue streams and adjusted OIBDA up 22% year-over-year

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2023 race attendance of 6 million, up 5% year-over-year

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1.5 billion cumulative TV viewers and 70.5 million social media followers in 2023

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Acquired Quint, premium hospitality and experiences company

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Finished construction of Las Vegas Grand Prix Pit Building and hosted inaugural Las Vegas Grand Prix which generated new commercial opportunities and massive global engagement

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Repriced Formula 1 Term Loan B and reduced margin from 3.25% to 2.25% in 2023

(1)
For a definition of adjusted EBITDA as defined by Sirius XM, as well as a reconciliation of adjusted EBITDA to net income, see Sirius XM’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (the SEC) on February 1, 2024.

(2)
For a definition of adjusted OIBDA, as well as a reconciliation of adjusted OIBDA to operating income, see our Annual Report on Form 10-K, for the year ended December 31, 2023, filed with the SEC on February 28, 2024.

Our Defining Attributes
FORWARD-LOOKING We take advantage of the benefits and minimize the risks associated with the digital transition in the industries in which we invest.	NIMBLE We structure our team to allow us to move quickly when opportunities arise, and we can be creative in our deal structures.
FINANCIALLY SOPHISTICATED We have experience in mergers, divestitures, investing, capital deployment, credit analysis and setting capital structures.	LONG-TERM FOCUSED We take a long-term, strategic view in our various operating businesses and are less concerned with short-term bouts of volatility.

STOCKHOLDER CENTRIC
We think like owners and are focused on long-term gains rather than short-term results. The compensation structure of our management team is closely tied to the long-term performance of our stock. Our executive leadership team has a significant portion of its respective net worth tied to Liberty Media.

2 / 2024 PROXY STATEMENT

Proxy Summary
VOTING ROADMAP
Proposal 1: Election of Directors Proposal (see page 16)
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company. See pages 16 – 25 for further information.

OUR DIRECTOR NOMINEES
BRIAN M. DEEVY
Director Since: 2015 Independent Director	Committee(s): Audit (Chair)

Mr. Deevy brings to our Board in-depth knowledge of the communications, media and entertainment industries. He has an extensive background in mergers and acquisitions, investment banking and capital formation and provides strategic insights with respect to our company’s activities in these areas.

GREGORY B. MAFFEI
Director Since: 2007	Committee(s): Executive

Mr. Maffei brings to our Board significant financial and operational experience based on his senior policy making positions at our company, Qurate Retail, Liberty TripAdvisor, Atlanta Braves Holdings and Liberty Broadband, and his previous executive positions at GCI Liberty, Oracle, 360networks and Microsoft, as well as his public company board experience. He provides our Board with executive leadership perspective on the strategic planning for, and operations and management of, large public companies and risk management principles.

ANDREA L. WONG
Director Since: 2011 Independent Director	Committee(s): Compensation; Nominating and Corporate Governance

Ms. Wong brings to our Board significant experience in the media and entertainment industry, having an extensive background in media programming across a variety of platforms, as well as executive leadership experience with the management and operation of companies in the entertainment sector. Her experience with programming development and production, brand enhancement and marketing brings a pragmatic and unique perspective to our Board. Her professional expertise, combined with her continued involvement in the media and entertainment industry, makes her a valuable member of our Board.

CURRENT BOARD OF DIRECTORS AT A GLANCE

LIBERTY MEDIA CORPORATION / 3

Proxy Summary
BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Effective Independent Oversight	Strong Governance Practices

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Two-thirds of our directors are independent

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Separate Chairman of the Board and Chief Executive Officer

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Executive sessions of independent directors held without the participation of management

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Independent directors chair the audit, compensation and nominating and corporate governance committees

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Ability to engage with independent consultants or advisors

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No compensation committee interlocks or compensation committee engagement in related party transactions in 2023

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Exchange agreement with our Chairman of the Board, as we believe it is in the best interests of our company and stockholders not to have a single stockholder with control over greater than 50% of our aggregate voting power. See “Certain Relationships and Related Party Transactions—Exchange Agreement with John C. Malone”

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Succession planning

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Stockholder access to the director nomination process

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Corporate Governance Guidelines, Code of Business Conduct and Ethics and various policies (including Enterprise Risk Management Policy and Human Rights Policy) which are published online

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Directors have unabridged access to senior management and other company employees

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Anonymous “whistleblowing” channels for any concerns

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Well-established risk oversight process

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Leverages collaborative approach to enhancing sustainability practices

Proposal 2: Auditors Ratification Proposal (see page 37)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise. See pages 37 – 39 for further information.

Proposal 3: Say-on-Pay Proposal (see page 41)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends a vote FOR the say-on-pay proposal because the compensation structure is aligned with our ultimate goal of appropriately motivating our executives to increase long-term stockholder value. See pages 41 – 42 for further information.

Proposal 4: Say-on-Frequency Proposal (see page 43)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL	3 YEARS

The Board of Directors recommends that stockholders vote in favor of the 3 YEARS frequency option with respect to the frequency with which stockholders are provided an advisory vote on the compensation paid to our named executive officers. See pages 43 – 44 for further information.

4 / 2024 PROXY STATEMENT

Proxy Summary
SUSTAINABILITY HIGHLIGHTS
At Liberty Media, we believe that we can have the largest impact, and unlock the greatest value, through a collaborative approach to sustainability issues. This approach reflects a sustainability partnership across our company, Atlanta Braves Holdings, Qurate Retail, Liberty TripAdvisor and Liberty Broadband as well as with the portfolio of assets within each of these public companies.
In 2023, Liberty Media continued its commitment to reporting on key sustainability matters, including publishing disclosure aligned with the standards of the Sustainability Accounting Standards Board (SASB). This SASB-aligned disclosure and additional reporting on our sustainability efforts are available on our Investor Relations website. In addition, individual companies within our company’s portfolio of assets provide additional reporting on sustainability matters that are most relevant to their respective businesses. In April 2024, Formula 1 published its first Impact Report, which can be viewed at this link: https://corp.formula1.com/wp-content/uploads/2024/04/Formula-1-2023-Impact-Report.pdf.

This approach to sustainability is underpinned by four core values:
EMPOWER AND VALUE OUR PEOPLE	CONTINUOUS PURSUIT OF EXCELLENCE	CREATE OPTIONALITY AND BE NIMBLE	ACT LIKE OWNERS
LIBERTY MEDIA CORPORATION / 5

Proxy Summary
By applying this mindset to sustainability, we leverage best practices, share resources, develop priorities and pursue sustainable long-term value creation at the Liberty level and across our portfolio of companies:
Oversight and Support
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Top-down sustainability oversight across our portfolio of companies

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Board-level engagement on material sustainability issues

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Corporate Responsibility Committee, comprised of nearly 20 leaders from across our company’s departments, handles development and implementation of sustainability strategy

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Active investor engagement to understand expectations

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Ongoing monitoring of industries’ sustainability best practices

See “Corporate Governance—Board Role in Risk Oversight”

Scale and Synergies
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Sustainability risk management and opportunity capture

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Annual sustainability summits for idea generation and best practice sharing

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Disclosure practices conveyed proactively, portfolio-wide

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ESG policy library as a resource for all companies

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Access to green energy investments and other opportunities

6 / 2024 PROXY STATEMENT

Proxy Summary

Our Sustainability Pillars:

ENVIRONMENTAL STEWARDSHIP	COMMUNITY COMMITMENT

We recognize climate change and adverse impacts on the natural world are among the most pressing challenges facing humanity today. Environmental sustainability has implications for markets, and our investors. Moreover, how we manage our environmental impact matters to our employees, our customers, our business partners, and our other stakeholders.

We are privileged to operate in many communities, and we take seriously our role as a leader and partner within, and contributor to, these communities.
Through the products and services we provide, our charitable giving and volunteerism, and our broader community relations, we strive to connect with and serve our local communities, for the benefit of our employees, businesses, customers, and neighbors.

TALENT & CULTURE	ETHICS & INTEGRITY

We believe that the ability to engage a dynamic and thoughtful workforce is key to creating value. We nurture a company culture of diversity, equity, and inclusion where everyone can unlock their full potential, both at our company and across our portfolio of businesses. Additionally, our focus on recruitment, development and succession planning, and fair labor practices are key focal points of our human capital strategy.

Our Board of Directors and leadership team lead with principle and integrity and expect each of our companies to do the same. This means aligning their business strategies with the long-term interests of all their stakeholders, including customers, employees, regulators, and the general public.

LIBERTY MEDIA CORPORATION / 7

Proxy Summary
EXECUTIVE COMPENSATION HIGHLIGHTS
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

To that end, the compensation packages provided to the named executive officers (other than Mr. Malone) include significant performance-based bonuses and significant equity incentive awards, including equity awards that vest multiple years after initial grant.
We pay for performance
WHAT WE DO	WHAT WE DO NOT DO

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A significant portion of compensation is at-risk and performance-based.

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Performance targets for our executives support the long-term growth of our company.

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We have clawback provisions for equity-based incentive compensation.

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We have stock ownership guidelines for our executive officers.

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We review our executives’ base salaries on an annual basis.

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Our compensation practices do not encourage excessive risk taking.

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We do not provide tax gross-up payments in connection with taxable income from perquisites.

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We do not engage in liberal share recycling.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the Board of Directors’ solicitation of proxies for use at our 2024 Annual Meeting of Stockholders to be held at 8:00 a.m., Mountain time, on June 10, 2024, or at any adjournment or postponement of the annual meeting. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2024. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement.
8 / 2024 PROXY STATEMENT

Proxy Summary
We are soliciting proxies from holders of our Series A Liberty SiriusXM common stock, par value $0.01 per share (LSXMA), Series A Liberty Live common stock, par value $0.01 per share (LLYVA), Series A Liberty Formula One common stock, par value $0.01 per share (FWONA), Series B Liberty SiriusXM common stock, par value $0.01 per share (LSXMB), Series B Liberty Live common stock, par value $0.01 per share (LLYVB), and Series B Liberty Formula One common stock, par value $0.01 per share (FWONB). The holders of our Series C Liberty SiriusXM common stock, par value $0.01 per share (LSXMK), Series C Liberty Live common stock, par value $0.01 per share (LLYVK), and Series C Liberty Formula One common stock, par value $0.01 per share (FWONK), are not entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting. We refer to LSXMA, LSXMB, LLYVA, LLYVB, FWONA and FWONB together as our voting stock. We refer to LSXMA, LSXMB, LSXMK, LLYVA, LLYVB, LLYVK, FWONA, FWONB and FWONK together as our common stock.
LIBERTY MEDIA CORPORATION / 9

THE ANNUAL MEETING
The Annual Meeting

NOTICE AND ACCESS OF PROXY MATERIALS
We have elected, in accordance with the SEC “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about April 29, 2024. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so. The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on June 10, 2024: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2023
Annual Report to Stockholders are available at www.proxyvote.com.
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement or if you hold our voting stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc. by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling, toll-free in the United States, 1-866-540-7095. If you participate in householding and wish to receive a separate copy of this Proxy Statement or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.
ELECTRONIC DELIVERY
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com, by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8415 (outside the United States (303) 562-9273). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
TIME, PLACE AND DATE
The annual meeting of stockholders is to be held at 8:00 a.m., Mountain time, on June 10, 2024. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2024. To enter the annual meeting, you will need the 16-digit control number
10 / 2024 PROXY STATEMENT

THE ANNUAL MEETING
that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 10, 2024.
TECHNICAL DIFFICULTIES VOTING DURING THE ANNUAL MEETING. If during the check-in time or during the annual meeting you have technical difficulties or trouble accessing the applicable virtual meeting website, Broadridge Corporate Issuer Solutions, Inc. will have technicians ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time for the annual meeting, please call the technical support number that will be posted on the virtual meeting website log-in page at www.virtualshareholdermeeting.com/LMC2024. If Liberty Media experiences technical difficulties during the annual meeting (e.g., a temporary or prolonged power outage), it will determine whether the annual meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the annual meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, Liberty Media will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/LMC2024.
PURPOSE
At the annual meeting, you will be asked to consider and vote on each of the following:
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the election of directors proposal, to elect Brian M. Deevy, Gregory B. Maffei and Andrea L. Wong to continue serving as Class Il members of our Board until the 2027 annual meeting of stockholders or their earlier resignation or removal;

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the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2024;

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the say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation”; and

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the say-on-frequency proposal, to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
Recommendation of Our Board of Directors

Our Board of Directors has unanimously approved each of the proposals for inclusion in the proxy materials and recommends that you vote FOR the election of each director nominee, FOR the auditors ratification proposal, and FOR the say-on-pay proposal. Our Board of Directors also recommends that you vote in favor of the 3 YEARS frequency option with respect to the say-on-frequency proposal.

QUORUM
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. Virtual attendance at the annual meeting constitutes presence in person for purposes of a quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
LIBERTY MEDIA CORPORATION / 11

THE ANNUAL MEETING
WHO MAY VOTE
Holders of shares of LSXMA, LSXMB, LLYVA, LLYVB, FWONA and FWONB, as recorded in our stock register as of 5:00 p.m., New York City time, on April 16, 2024 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
VOTES REQUIRED
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to office.
Approval of each of the auditors ratification proposal and the say-on-pay proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
The say-on-frequency provides for stockholders to vote for one of three potential frequencies (every one year, two years or three years) for future say-on-pay votes. Stockholders also have the option to abstain from such vote if they do not wish to express a preference. If one of such frequencies receives a majority of the affirmative votes cast on the say-on-frequency proposal by holders of shares of our common stock that are present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, the frequency receiving such majority vote will be considered the frequency that has been recommended by stockholders. However, because this vote is advisory and not binding on our Board of Directors or our company in any way, our Board of Directors may decide that it is in the best interests of our company and its stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. If no frequency receives the requisite majority, our Board of Directors will carefully consider the outcome of the vote and decide the frequency at which future advisory votes on executive compensation will be held.
Virtual attendance at the annual meeting constitutes presence in person for purposes of each required vote.
VOTES YOU HAVE
At the annual meeting, holders of shares of LSXMA, LLYVA and FWONA will have one vote per share, and holders of shares of LSXMB, LLYVB and FWONB will have ten votes per share, in each case, that our records show are owned as of the record date. Holders of LSXMK, LLYVK and FWONK will not be eligible to vote at the annual meeting.
SHARES OUTSTANDING
As of the record date, 98,140,175 shares of LSXMA, 9,755,336 shares of LSXMB, 25,558,490 shares of LLYVA, 2,546,146 shares of LLYVB, 23,985,441 shares of FWONA and 2,434,102 shares of FWONB were issued and outstanding and entitled to vote at the annual meeting.
NUMBER OF HOLDERS
There were, as of the record date, 879 and 45 record holders of LSXMA and LSXMB, respectively, 592 and 40 record holders of LLYVA and LLYVB, respectively, and 621 and 42 record holders of FWONA and FWONB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
VOTING PROCEDURES FOR RECORD HOLDERS
Holders of record of LSXMA, LSXMB, LLYVA, LLYVB, FWONA and FWONB as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
12 / 2024 PROXY STATEMENT

THE ANNUAL MEETING
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2024. To enter the annual meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 10, 2024.
Instructions for voting prior to the annual meeting by using the Internet are printed on the Notice or the proxy voting instructions attached to the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of each director nominee, “FOR” the auditors ratification proposal, and “FOR” the say-on-pay proposal and, in the case of the say-on-frequency proposal, will be voted in favor of the “3 YEARS” frequency option.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal or the say-on-frequency proposal and will have the same effect as a vote “AGAINST” each of the other proposals.
If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
VOTING PROCEDURES FOR SHARES HELD IN STREET NAME
GENERAL
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the election of directors proposal, the say-on-pay proposal and the say-on-frequency proposal, each as described in this proxy statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
EFFECT OF BROKER NON-VOTES
Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of LSXMA, LLYVA, FWONA, LSXMB, LLYVB or FWONB or how to change your vote or revoke your proxy.
REVOKING A PROXY
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or later-dated proxy must be received before the start of the annual meeting. In addition, you may change your
LIBERTY MEDIA CORPORATION / 13

THE ANNUAL MEETING
vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on June 9, 2024 for shares held directly.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
SOLICITATION OF PROXIES
We are soliciting proxies by means of our proxy materials on behalf of our Board of Directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the Notice and, if requested, paper proxy materials to you and getting your voting instructions.
If you have any further questions about voting or attending the annual meeting, please contact Liberty Media Investor Relations at (877) 772-1518 or Broadridge at (888) 789-8415 (outside the United States (303) 562-9273).
OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Our Board of Directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2024 which will take place on June 10, 2024. Based solely on the date of our 2024 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 30, 2024 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2025 (the 2025 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, must be received at our executive offices at the foregoing address not earlier than March 12, 2025 and not later than April 11, 2025 to be considered for presentation at the 2025 annual meeting. We currently anticipate that the 2025 annual meeting will be held during the second quarter of 2025. If the 2025 annual meeting takes place more than 30 days before or 30 days after June 10, 2025 (the anniversary of the 2024 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2025 annual meeting is communicated to stockholders or public disclosure of the date of the 2025 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2025 annual meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Liberty Media nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the Exchange Act), no later than April 11, 2025.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertymedia.com. Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement. If you would like to receive a copy of the 2023 Form 10-K (the 2023 Form 10-K), which
14 / 2024 PROXY STATEMENT

THE ANNUAL MEETING
was filed on February 28, 2024 with the SEC, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (877) 772-1518, and we will provide you with the 2023 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
LIBERTY MEDIA CORPORATION / 15

Proposal 1 – The Election of Directors Proposal
Proposal 1 – The Election of Directors
Proposal

BOARD OF DIRECTORS OVERVIEW
What am I being asked to vote on and how should I vote?
We are asking our stockholders to elect Brian M. Deevy, Gregory B. Maffei and Andrea L. Wong to continue serving as Class Il members of our Board until the 2027 annual meeting of stockholders or their earlier resignation or removal.
Our Board of Directors currently consists of nine directors, divided among three classes. Our Class Il directors, whose term will expire at the 2024 annual meeting, are Brian M. Deevy, Gregory B. Maffei and Andrea L. Wong. These directors are nominated for election to our Board to continue serving as Class Il directors, and we have been informed that Messrs. Deevy and Maffei and Ms. Wong are each willing to continue serving as a director of our company. The term of the Class Il directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2027. Our Class IIl directors, whose term will expire at the annual meeting of our stockholders in the year 2025, are John C. Malone, Robert R. Bennett and M. Ian G. Gilchrist. Our Class I directors, whose term will expire at the annual meeting of our stockholders in the year 2026, are Derek Chang, Evan D. Malone and Larry E. Romrell.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the Board of Directors.
The following lists the three nominees for election as directors at the annual meeting and the six directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board of Directors. For additional information on our Board’s evaluation of director candidates or incumbent directors seeking re-election, see “Corporate Governance—Board Criteria and Director Candidates.” All positions referenced in the biographical information below with our company include, where applicable, positions with our predecessors. The number of shares of our common stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
The members of our nominating and corporate governance committee have determined that Messrs. Deevy and Maffei and Ms. Wong, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nominations were approved by the entire Board of Directors.
VOTE AND RECOMMENDATION
A plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect each of Messrs. Deevy and Maffei and Ms. Wong as a Class Il member of our Board of Directors.
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

16 / 2024 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
OUR BOARD AT A GLANCE
		Committee Memberships
Name and Principal Occupation	Director Since	Executive	Compensation	Nominating & Corporate Governance	Audit	Non-Liberty Public Board Directorships(1)
Class II directors who will stand for election this year
BRIAN M. DEEVY	2015				C	—
GREGORY B. MAFFEI	2007(2)	M				1
ANDREA L. WONG	2011		M	M		2
Class III directors who will stand for election in 2025
JOHN C. MALONE (BOARD CHAIRMAN)	2010(2)	M				2
ROBERT R. BENNETT	2011	M				1
M. IAN G. GILCHRIST	2011		C	M		—
Class I directors who will stand for election in 2026
DEREK CHANG	2021			C	M	—
EVAN D. MALONE	2011					—
LARRY E. ROMRELL	2011		M		M	1

(1)
Does not include service on special purpose acquisition companies that have not yet completed an initial business combination or service on the Board of Directors of Qurate Retail, Liberty Broadband, Liberty TripAdvisor, Atlanta Braves Holdings, Sirius XM, Tripadvisor, Charter or Live Nation. See “Corporate Governance—Board Criteria and Director Candidates—Outside Commitments.”

(2)
Messrs. Malone and Maffei served as directors of a predecessor corporation prior to the September 2011 split-off of our company’s predecessor from Liberty Interactive Corporation.

C = Chairperson	M = Member	= Independent

LIBERTY MEDIA CORPORATION / 17

Proposal 1 – The Election of Directors Proposal
DIRECTOR SKILLS AND EXPERIENCE

ENTERTAINMENT, MEDIA & SPORT
100%
TELECOMMUNICATIONS
67%
OPERATIONS AND MANAGEMENT
67%
STRATEGIC OVERSIGHT
100%
SUSTAINABILITY
100%
RISK MANAGEMENT
89%
ACCOUNTING & FINANCE
78%
EXECUTIVE LEADERSHIP
89%
PUBLIC BOARD EXPERIENCE
100%

18 / 2024 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
NOMINEES FOR ELECTION AS DIRECTORS
Brian M. Deevy	Director Since: June 2015 Age: 69 Committees: Audit (Chair) Independent Director
Mr. Deevy brings to our Board in-depth knowledge of the communications, media and entertainment industries. He has an extensive background in mergers and acquisitions, investment banking and capital formation and provides strategic insights with respect to our company’s activities in these areas.

Professional Background:
•
Head of RBC CME Group until June 2015

•
Responsible for strategic development of the RBC CME Group’s business (including mergers & acquisitions, private equity and debt capital formation and financial advisory engagements)

•
Chairman and Chief Executive Officer of Daniels & Associates (investment banking firm that provided financial advisory services to the communications industry until it was acquired by RBC in 2007)

•
Prior to joining Daniels & Associates, RBC Daniels’ predecessor, was with Continental Illinois National Bank

•
Director of the Daniels Fund (2003 – present)

•
Director of the U.S. Olympic and Paralympic Foundation (2016 – present)

Public Company Directorships:
•
Atlanta Braves Holdings (July 2023 – present)

Non-Liberty Public Company Directorships: None
Former Public Company Directorships:
•
Trine II Acquisition Corp. (November 2021 – May 2023)

•
Ascent (November 2013 – May 2016)

•
Ticketmaster Entertainment, Inc. (August 2008 –  January 2010)

LIBERTY MEDIA CORPORATION / 19

Proposal 1 – The Election of Directors Proposal
Gregory B. Maffei	President and Chief Executive Officer Director Since: May 2007 Age: 63 Committees: Executive
Mr. Maffei brings to our Board significant financial and operational experience based on his senior policy making positions at our company, Qurate Retail, Liberty TripAdvisor, Liberty Broadband and Atlanta Braves Holdings, and his previous executive positions at GCI Liberty, Oracle, 360networks and Microsoft, as well as his public company board experience. He provides our Board with executive leadership perspective on the strategic planning for, and operations and management of, large public companies and risk management principles.

Professional Background:
•
President and Chief Executive Officer of our company since May 2007

•
President and Chief Executive Officer of Atlanta Braves Holdings since December 2022

•
President and Chief Executive Officer of Liberty Broadband since June 2014

•
President and Chief Executive Officer of Liberty TripAdvisor since July 2013

•
President and Chief Executive Officer of GCI Liberty from March 2018 until its combination with Liberty Broadband in December 2020

•
President and Chief Executive Officer of LMAC from November 2020 until its liquidation and dissolution in December 2022

•
President and Chief Executive Officer of Qurate Retail from February 2006 to March 2018, having served as its CEO-Elect from November 2005 through February 2006; Chairman of the Board of Qurate Retail since March 2018

•
Previously President and Chief Financial Officer of Oracle, Chairman, President and Chief Executive Officer of 360networks, and Chief Financial Officer of Microsoft

Public Company Directorships:
•
Sirius XM (March 2009 – present; Chairman of the Board, April 2013 – present)

•
Live Nation (February 2011 – present; Chairman of the Board, March 2013 – present)

•
Qurate Retail (November 2005 – present; Chairman of the Board, March 2018 – present)

•
Liberty TripAdvisor (July 2013 – present; Chairman of the Board, June 2015 – present)

•
Tripadvisor (Chairman of the Board, February 2013 – present)

•
Liberty Broadband (June 2014 – present)

•
Charter (May 2013 – present)

•
Atlanta Braves Holdings (December 2022 – present; Chairman of the Board, July 2023 – present)

Non-Liberty Public Company Directorships:
•
Zillow (February 2015 – present)

Former Public Company Directorships:
•
LMAC (November 2020 – December 2022; Chairman of the Board, April 2021 – December 2022)

•
GCI Liberty (March 2018 – December 2020)

•
Zillow, Inc. (Zillow’s predecessor) (May 2005 – February 2015)

•
DIRECTV and predecessors (February 2008 – June 2010)

•
Electronic Arts, Inc. (June 2003 – July 2013)

•
Barnes & Noble, Inc. (September 2011 – April 2014)

•
STARZ (Chairman of the Board, January 2013 – December 2016)

•
Pandora Media, Inc. (September 2017 – February 2019)

20 / 2024 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
Andrea L. Wong	Director Since: September 2011 Age: 57 Committees: Compensation; Nominating and Corporate Governance Independent Director
Ms. Wong brings to our Board significant experience in the media and entertainment industry, having an extensive background in media programming across a variety of platforms, as well as executive leadership experience with the management and operation of companies in the entertainment sector. Her experience with programming development and production, brand enhancement and marketing brings a pragmatic and unique perspective to our Board. Her professional expertise, combined with her continued involvement in the media and entertainment industry, makes her a valuable member of our Board.

Professional Background:
•
President, International Production for Sony Pictures Television and President, International for Sony Pictures Entertainment from September 2011 to March 2017

•
President and Chief Executive Officer of Lifetime Entertainment Services from 2007 to April 2010

•
Served as an Executive Vice President with ABC, Inc., a subsidiary of The Walt Disney Company, from 2003 to 2007

Public Company Directorships:
•
Qurate Retail (April 2010 – present)

Non-Liberty Public Company Directorships:
•
Hudson Pacific Properties, Inc. (August 2017 – present)

•
Roblox Corporation (August 2020 – present)

Former Public Company Directorships:
•
Oaktree Acquisition Corp. II (September 2020 – June 2022)

•
Oaktree Acquisition Corp. (July 2019 – January 2021)

•
Social Capital Hedosophia Holdings Corp. (September 2017 – October 2019)

•
Hudson’s Bay Company (September 2014 – March 2020)

LIBERTY MEDIA CORPORATION / 21

Proposal 1 – The Election of Directors Proposal
DIRECTORS WHOSE TERM EXPIRES IN 2025
John C. Malone	Chairman of the Board Director Since: December 2010; Chairman since August 2011 Age: 83 Committees: Executive
Mr. Malone, as President of TCI, co-founded our company’s predecessor and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

Professional Background:
•
Chairman of the Board of our company since August 2011 and director since December 2010

•
Chairman of the Board of Qurate Retail from its inception in 1994 until March 2018 and served as Qurate Retail’s Chief Executive Officer from August 2005 to February 2006

•
Chairman of the Board of TCI from November 1996 until March 1999, when it was acquired by AT&T Corp., and Chief Executive Officer of TCI from January 1994 to March 1997

Public Company Directorships:
•
Qurate Retail (1994 – present; Chairman of the Board, 1994 – March 2018)

•
Liberty Broadband (Chairman of the Board, November 2014 – present)

Non-Liberty Public Company Directorships:
•
Warner Bros. Discovery (April 2022 – present)

•
LGP (Chairman of the Board, June 2013 – present)

Former Public Company Directorships:
•
GCI Liberty (Chairman of the Board, March 2018 – December 2020)

•
Liberty Expedia (Chairman of the Board, November 2016 – July 2019)

•
Liberty Latin America Ltd. (December 2017 – December 2019)

•
Discovery (September 2008 – April 2022)

•
DHC (March 2005 – September 2008; Chairman of the Board, May 2005 – September 2008)

•
LGI (Chairman of the Board, June 2005 – June 2013)

•
LMI (March 2004 – June 2005)

•
UnitedGlobalCom, Inc. (June 2005 – January 2022)

•
Lions Gate Entertainment Corp. (March 2015 – September 2018)

•
Charter (May 2013 – July 2018)

•
Expedia, Inc. (August 2005 – November 2012; December 2012 – December 2017)

•
Liberty TripAdvisor (August 2014 – June 2015)

•
Sirius XM (April 2009 – May 2013)

•
Ascent (January 2010 – September 2012)

•
Live Nation (January 2010 – February 2011)

•
DIRECTV (including predecessors) (Chairman of the Board, February 2008 – June 2010)

•
IAC/InterActiveCorp (May 2006 – June 2010)

22 / 2024 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
Robert R. Bennett	Director Since: September 2011 Age: 66 Committees: Executive Independent Director
Mr. Bennett brings to our Board in-depth knowledge of the media and telecommunications industry generally and our corporate history specifically. He has experience in significant leadership positions with Qurate Retail, especially as a past Chief Executive Officer and President, and provides our company with strategic insights. Mr. Bennett also has an in-depth understanding of finance, and has held various financial management positions during the course of his career.

Professional Background:
•
Managing Director of Hilltop Investments LLC, a private investment company

•
Chief Executive Officer of Qurate Retail from April 1997 to August 2005 and its President from April 1997 to February 2006; held various executive positions with Qurate Retail from 1994 to 1997

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
HP, Inc. (July 2013 – present)

Former Public Company Directorships:
•
Warner Bros. Discovery (April 2022 – March 2023)

•
Discovery (September 2008 – April 2022)

•
Qurate Retail (September 1994 – December 2011)

•
DHC (May 2005 – September 2008)

•
Demand Media, Inc. (January 2011 – February 2014)

•
Sprint Corporation (October 2006 – November 2016)

M. Ian G. Gilchrist	Director Since: September 2011 Age: 74 Committees: Compensation (Chair); Nominating and Corporate Governance Independent Director
Mr. Gilchrist’s field of expertise is in the media and telecommunications sector, having been involved with companies in this industry during much of his 36 years as an investment banker and financial analyst. Mr. Gilchrist brings to our Board significant financial expertise and a unique perspective on our company and the media and telecommunications sector. He is also an important resource with respect to the financial services firms that our company engages from time to time.

Professional Background:
•
Director and President of Trine Acquisition Corp. from March 2019 to December 2020

•
Various officer positions including Managing Director at Citigroup Inc./Salomon Brothers Inc. from 1995 to 2008, CS First Boston Corporation from 1988 to 1995, and Blyth Eastman Paine Webber from 1982 to 1988 and served as a Vice President of Warburg Paribas Becker Incorporated from 1976 to 1982

•
Previously worked in the venture capital field and as an investment analyst

Public Company Directorships:
•
Qurate Retail (July 2009 – present)

Non-Liberty Public Company Directorships: None
Former Public Company Directorships:
•
Trine Acquisition Corp. (March 2019 – December 2020)

•
Ackerley Communications Inc. (1995 – 2000)

LIBERTY MEDIA CORPORATION / 23

Proposal 1 – The Election of Directors Proposal
DIRECTORS WHOSE TERM EXPIRES IN 2026
Derek Chang	Director Since: March 2021 Age: 56 Committees: Audit; Nominating and Corporate Governance (Chair) Independent Director
Mr. Chang brings to our Board extensive knowledge of media, entertainment and sports industries across all global markets with particular focus on the US and Asia Pacific. He brings considerable operating and financial expertise from his leadership roles and operational experience from his policy making positions at NBA China, DIRECTV, Scripps and Charter.

Professional Background:
•
Executive Chairman of EverPass Media since April 2023

•
Director of Playfly Sports since February 2023

•
Chief Executive Officer of Friend MTS from May 2021 to December 2021

•
Board member of Professional Fighters League from June 2021 to February 2023

•
Chief Executive Officer of NBA China from June 2018 to May 2020

•
Head of International Lifestyle Channels from July 2016 to April 2018 and as a Managing Director of Asia Pacific operations from April 2013 to July 2016 for Scripps

•
Executive Vice President of Content Strategy and Development of DIRECTV (and its predecessor, The DirecTV Group, Inc.) from March 2006 to January 2013

•
Executive Vice President—Finance and Strategy of Charter from December 2003 to April 2005 and as its interim Co-Chief Financial Officer from August 2004 to April 2005

•
Executive Vice President—Development of the Yankees Entertainment and Sports Network from its inception in 2001 to January 2003

Public Company Directorships: None
Former Public Company Directorships:
•
Isos Acquisition Corp. (March 2021 – December 2021)

•
Vobile Group Limited (July 2020 – June 2021)

•
STARZ (January 2013 – June 2013)

24 / 2024 PROXY STATEMENT

Proposal 1 – The Election of Directors Proposal
Evan D. Malone	Director Since: September 2011 Age: 53
Dr. Malone brings an applied science and engineering perspective to the Board. Dr. Malone’s perspectives assist the Board in developing business strategies and adapting to technological changes facing the industries in which our company competes. In addition, his entrepreneurial experience assists the Board in evaluating strategic opportunities.

Professional Background:
•
President of NextFab Studio, LLC (provides manufacturing-related technical training, product development, and business acceleration services) since June 2009

•
Owner and manager of 1525 South Street LLC (real estate property and management company) since January 2008

•
Applied physics technician for Fermi National Accelerator Laboratory, part of the national laboratory system of the Office of Science, U.S. Department of Energy, from 1999 until 2001

•
Director and president of the NextFab Foundation (IRS 501(c)(3) private operating foundation, which provides manufacturing-related technology and education to communities affected by economic or humanitarian distress) since November 2016

Public Company Directorships: • Qurate Retail (August 2008 – present) • Sirius XM (May 2013 – present) Non-Liberty Public Company Directorships: None Former Public Company Directorships: None
Larry E. Romrell	Director Since: September 2011 Age: 84 Committees: Audit; Compensation Independent Director
Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our Board and is an important resource with respect to the management and operations of companies in the media and telecommunications sector.
Professional Background: • Held numerous executive positions with TCI from 1991 to 1999 • Previously held various executive positions with Westmarc Communications, Inc.
Public Company Directorships:
•
Qurate Retail (March 1999 – September 2011; December 2011 – present)

•
Liberty TripAdvisor (August 2014 – present)

Non-Liberty Public Company Directorships:
•
LGP (July 2013 – present)

Former Public Company Directorships:
•
LGI (June 2005 – June 2013)

•
LMI (May 2004 – June 2005)

LIBERTY MEDIA CORPORATION / 25

CORPORATE GOVERNANCE
Corporate Governance

DIRECTOR INDEPENDENCE
It is our policy that a majority of the members of our Board of Directors be independent of our management. For a director to be deemed independent, our Board of Directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our Board of Directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our Board of Directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our Board of Directors has determined that each of Robert R. Bennett, Derek Chang, Brian M. Deevy, M. Ian G. Gilchrist, Larry E. Romrell and Andrea L. Wong qualifies as an independent director of our company.
BOARD COMPOSITION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, science and technology, venture capital, investment banking, auditing and financial engineering. Our Board is also chronologically diverse with our members’ ages spanning four decades. For more information on our policies with respect to Board candidates, see “—Board Criteria and Director Candidates” below.
BOARD CLASSIFICATION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board of Directors currently consists of nine directors, divided among three classes. Our Board believes that its current classified structure, with directors serving for three-year terms, is the appropriate board structure for our company at this time and is in the best interests of our stockholders for the following reasons.
LONG-TERM FOCUS & ACCOUNTABILITY
Our Board believes that a classified board encourages our directors to look to the long-term best interest of our company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our Board believes that three-year terms focus director accountability on the Board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
CONTINUITY OF BOARD LEADERSHIP
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to our company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. Each year, our nominating and corporate governance committee works actively to ensure our Board continues to be comprised of such individuals.
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CORPORATE GOVERNANCE
BOARD DIVERSITY
Our Board understands and appreciates the value and enrichment provided by a diverse board. As such, we actively seek diverse director candidates (see “—Board Criteria and Director Candidates”).
Board Diversity Matrix (as of April 25, 2024)
Total Number of Directors			9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	8	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	1	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	7	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+			1
Did Not Disclose Demographic Background			—
BOARD LEADERSHIP STRUCTURE
Our Board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). John C. Malone, one of our largest stockholders, holds the position of Chairman of the Board, leads our Board and Board meetings and provides strategic guidance to our Chief Executive Officer. Gregory B. Maffei, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our Board in fulfilling its duties.
BOARD ROLE IN RISK OVERSIGHT
The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees the nomination of individuals with the judgment, skills, integrity and independence necessary to oversee the key risks associated with our company, as well as risks inherent in our corporate structure. These committees then provide reports periodically to the full Board. In addition, the oversight and review of other strategic risks are conducted directly by the full Board.
The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical short-, intermediate- and long-term risks. These areas of focus include existing and emerging strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material environmental and social matters such as climate change, human capital management, diversity, equity and inclusion, and community relations. Our management reporting processes include regular reports from our Chief Executive Officer, which are prepared with input from our senior management team, and also include input from our Internal Audit group and our Senior Vice President, Investor Relations, who manages our company’s sustainability efforts and remains in regular contact with senior sustainability leaders across our portfolio of companies who provide feedback and disclosure on material issues. This is further supported by a company-level Corporate Responsibility Committee, which has cross-functional representation across all reaches of our leadership. With our Board’s oversight, we seek to collaborate across
LIBERTY MEDIA CORPORATION / 27

CORPORATE GOVERNANCE
our portfolio of companies to drive best practices through regular sustainability-focused internal meetings and discussions, including on topics such as sustainability disclosure, diversity and inclusion, and cybersecurity.
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to our directors, officers, and employees of Liberty Media, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at
https://www.libertymedia.com/investors/governance/governance-documents.
FAMILY RELATIONSHIPS; LEGAL PROCEEDINGS
There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption, other than Evan D. Malone, who is the son of John C. Malone.
During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
COMMITTEES OF THE BOARD OF DIRECTORS
Our Board of Directors has four standing committees: audit, compensation, executive and nominating and corporate governance. The key responsibilities and focus areas of each committee, as well as their current members and information on number of meetings during 2023 are set forth below. The written charters for the audit, compensation and nominating and corporate governance committees as adopted by each such committee, as well as our corporate governance guidelines (which were developed by our nominating and corporate governance committee), can be found on our website at www.libertymedia.com.
Our Board of Directors, by resolution, may from time to time establish other committees of our Board of Directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our Board of Directors, subject to applicable law.
Our Board of Directors has determined that all of the members of each of the audit, compensation and nominating and corporate governance committees are independent. See “—Director Independence.”
AUDIT COMMITTEE OVERVIEW

5 meetings in 2023
Chair
Brian M. Deevy
Other Members
Derek Chang*
Larry E. Romrell
*Our Board of Directors has determined that Mr. Chang is an “audit committee financial expert” under applicable SEC rules and regulations
Audit Committee Report, page 40

The audit committee reviews and monitors the corporate accounting and financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
Appointing or replacing our independent auditors;

•
Reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
Reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
Reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
Reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
Confirming compliance with applicable SEC and stock exchange rules; and

•
Preparing a report for our annual proxy statement.

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CORPORATE GOVERNANCE
EXECUTIVE COMMITTEE OVERVIEW
1 meeting in 2023 Members John C. Malone Gregory B. Maffei Robert R. Bennett
Our executive committee may exercise all the powers and authority of our Board of Directors in the management of our business and affairs (except as specifically prohibited by the General Corporation Law of the State of Delaware). This includes the power and authority to authorize the issuance of shares of our capital stock.

COMPENSATION COMMITTEE OVERVIEW
5 meetings in 2023 Chair M. Ian G. Gilchrist Other Members Larry E. Romrell Andrea L. Wong Compensation Committee Report, page 61
The compensation committee assists the Board in discharging its responsibilities relating to compensation of our company’s executives. The committee’s functions include, among other things:
•
Review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers;

•
Review and approve the compensation of our Chief Executive Officer, Chief Legal Officer, Chief Administrative Officer, Chief Accounting Officer and Principal Financial Officer;

•
Oversee the compensation of the chief executive officers of our non-public operating subsidiaries;

•
Make recommendations to the Board and administer any incentive-compensation plans and equity-based plans; and

•
Prepare a report for our annual proxy statement.

For a description of our processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERVIEW
3 meetings in 2023 Chair Derek Chang Other Members M. Ian G. Gilchrist Andrea L. Wong
The nominating and corporate governance committee functions include, among other things:
•
Develop qualification criteria for selecting director candidates and identify individuals qualified to become Board members consistent with such criteria established or approved by our Board of Directors from time to time;

•
Identify director nominees for upcoming annual meetings;

•
Develop corporate governance guidelines applicable to our company; and

•
Oversee the evaluation of our Board and management.

LIBERTY MEDIA CORPORATION / 29

CORPORATE GOVERNANCE
BOARD CRITERIA AND DIRECTOR CANDIDATES
BOARD CRITERIA. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop our company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our Board seeks a breadth of experience from a variety of industries and from professional disciplines, along with a diversity of gender, ethnicity, age and other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and diversity of gender, ethnicity, age and other characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing Board of Directors, including whether the potential director nominee would positively impact the composition of the Board by bringing a new perspective or viewpoint to the Board of Directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
OUTSIDE COMMITMENTS. In recent years, some investors and proxy advisors have instituted “bright-line” proxy voting policies on the number of outside public company boards that a director may serve on. Our Board of Directors recognizes investors’ concerns that highly sought-after directors could lack the time and attention to adequately perform their duties and responsibilities, and considers each director’s performance and commitment to ensure their continued effectiveness as a director. Given our company’s ownership interests in other public companies, our company and our Board values the positions of certain of our directors and members of management hold on the boards of these entities, as they provide our company with unique insight and input into those businesses and their operations. The nominating and corporate governance committee also recognizes and values the benefits derived by our directors from their service on other public company boards, as such service provides our directors with diverse perspectives, in-depth industry knowledge and cross-industry insights, all of which enhance the knowledge base and skill set of our Board as a whole.
Our Board also recognizes the uniqueness of the relationships among Liberty Media, Qurate Retail, Liberty Broadband, Atlanta Braves Holdings, and Liberty TripAdvisor, including the collaborative approach to addressing sustainability, as well as with the portfolio of assets within each of these public companies. To the extent our directors serve on more than one of the boards of these companies, we believe that such service is an important aspect of our directors’ (including Messrs. Malone’s and Maffei’s) service, as it capitalizes on various synergies between and among these boards. For this reason, we believe that a better presentation of these directors’ outside commitments is to consider the number of their “non-Liberty” public company board directorships (see “Proposal 1—The Election of Directors Proposal—Our Board at a Glance”). Based on this perspective, we have considered the facts-and-circumstances of the roles of our directors with our company, including the following considerations:
•
from a historical perspective, the significant time and resources each of these directors has regularly dedicated to our company;

•
the nature of their board commitments relating to their respective roles with these companies;

•
the synergies between their respective service on these other boards and ours;

•
their respective service on “non-Liberty” public company board directorships; and

•
the respective directors’ personal skills, expertise and qualifications (including the broad industry knowledge of each such director).

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CORPORATE GOVERNANCE
We believe that the outside service of our directors does not conflict with, and instead enhances, their respective roles and responsibilities at our company.
DIRECTOR CANDIDATE IDENTIFICATION PROCESS. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “The Annual Meeting—Stockholder Proposals” above, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our common stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•
a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our Board of Directors;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors. The nominating and corporate governance committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the nominating and corporate governance committee.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be
LIBERTY MEDIA CORPORATION / 31

CORPORATE GOVERNANCE
suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our Board of Directors, it may recommend to the full Board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the Board of Directors and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member. In addition, the nominating and corporate governance committee will consider any outside directorships held by such individual. See “—Outside Commitments” above.
BOARD MEETINGS
During 2023, there were six meetings of our full Board of Directors.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our Board of Directors encourages all members of the Board to attend each annual meeting of our stockholders. Seven of our nine directors then-serving attended our 2023 annual meeting of stockholders.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
Our stockholders may send communications to our Board of Directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis. Stockholders are also encouraged to send communications to Liberty Media Investor Relations, which conducts robust stockholder engagement efforts for our company and provides our Board with insight on stockholder concerns.
EXECUTIVE SESSIONS
In 2023, the independent directors of our company, then serving, met at three executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty Media Corporation, c/o Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Robert R. Bennett, Derek Chang, Brian M. Deevy, M. Ian G. Gilchrist, Larry E. Romrell and Andrea L. Wong.
32 / 2024 PROXY STATEMENT

Director Compensation
Director Compensation

NONEMPLOYEE DIRECTORS
DIRECTOR FEES
Each of our directors who is not an employee of our company is paid an annual fee for 2024 of $261,300 (which, in 2023, was $248,850) (which we refer to as the director fee), of which $124,600 ($118,650 in 2023) is payable in cash (the cash retainer fee) and the balance is payable in restricted stock units (RSUs) or options to purchase shares of our company’s non-voting common stock. For service on our Board in 2024 and 2023, each director was permitted to elect to receive $136,700 and $130,200, respectively, of his or her director fee in RSUs or options, or a combination of both, to purchase shares of our non-voting common stock. The awards issued to our Board of Directors with respect to service on our Board in 2024 were issued in December 2023. See “—Director RSU Grants” and “—Director Option Grants” below for information on the incentive awards granted in 2023.
Fees for service on our audit committee, compensation committee and nominating and corporate governance committee are the same for 2024 and 2023, with each member thereof receiving an additional annual fee of $30,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairperson of each such committee instead receives an additional annual fee of $40,000, $20,000 and $20,000, respectively, for his or her participation on that committee. With respect to our executive committee, each member thereof who is not an employee of our company receives an additional annual fee of $10,000 for his or her participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
CHARITABLE CONTRIBUTIONS
If a director makes a donation to our political action committee, we will make a matching donation to a charity of his or her choice in an amount not to exceed $10,000.
EQUITY INCENTIVE PLAN
Awards granted to our nonemployee directors under the Liberty Media Corporation 2022 Omnibus Incentive Plan (the 2022 incentive plan) are administered by our Board of Directors or our compensation committee. Our Board of Directors has full power and authority to grant nonemployee directors the awards described below and to determine the terms and conditions under which any awards are made. The 2022 incentive plan is designed to provide our nonemployee directors with additional remuneration for services rendered, to encourage their investment in our common stock and to aid in attracting persons of exceptional ability to become nonemployee directors of our company. Our Board of Directors may grant non-qualified stock options (options or stock options), stock appreciation rights (SARs), restricted shares, RSUs and cash awards or any combination of the foregoing under the 2022 incentive plan.
Pursuant to the 2022 incentive plan, our company may grant awards in respect of a maximum of 21,255,769 shares of our common stock plus the shares remaining available for awards under the prior Liberty Media Corporation 2017 Omnibus Incentive Plan, as amended (the 2017 incentive plan), as of close of business on May 24, 2022, the effective date of the 2022 incentive plan. Any forfeited shares from the 2017 incentive plan shall also be available again under the 2022 incentive plan. Available shares are subject to anti-dilution and other adjustment provisions of the 2022 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) that would be in excess of $1 million. Shares of our common stock issuable pursuant to awards made under the 2022 incentive plan will be made available from either authorized but unissued shares of our common stock or shares of our common stock that we have issued but reacquired, including shares purchased in the open market.
LIBERTY MEDIA CORPORATION / 33

Director Compensation
DIRECTOR RSU GRANTS
Pursuant to our director compensation policy described above and the 2022 incentive plan, we granted the following RSU awards in December 2023:
Name	FWONK	LSXMK	LLYVK
Robert R. Bennett	1,205	1,596	465
Derek Chang	1,205	1,596	465
Brian M. Deevy	602	1,596	232
M. Ian G. Gilchrist	—	1,596	—
Evan D. Malone	—	1,596	—
Larry E. Romrell	—	1,596	—
Andrea L. Wong	602	1,596	232
These RSUs will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our Board of Directors determines otherwise, will be forfeited if the grantee resigns or is removed from the Board before the vesting date.
DIRECTOR OPTION GRANTS
Pursuant to our director compensation policy described above and the 2022 incentive plan, we granted the following stock option awards in December 2023:
Name	# of FWONK Options	Exercise Price ($)	# of LLYVK Options	Exercise Price ($)
Brian M. Deevy	1,476	62.92	576	33.97
M. Ian G. Gilchrist	2,952	62.92	1,152	33.97
Evan D. Malone	2,952	62.92	1,152	33.97
Larry E. Romrell	2,952	62.92	1,152	33.97
Andrea L. Wong	1,476	62.92	576	33.97
These options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our Board determines otherwise, will be terminated without becoming exercisable if the grantee resigns or is removed from the Board before the vesting date. Once vested, the options will remain exercisable until the seventh anniversary of the grant date or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
STOCK OWNERSHIP GUIDELINES
Our Board of Directors has adopted stock ownership guidelines that generally require each nonemployee director to own shares of our company’s stock equal to at least three times the value of their annual cash retainer fees. Nonemployee directors have five years from the director’s initial appointment to our Board to comply with these guidelines.
DIRECTOR DEFERRED COMPENSATION PLAN
Effective beginning in the fourth quarter of 2013, directors of our company are eligible to participate in the Liberty Media Corporation Nonemployee Director Deferred Compensation Plan (the director deferred compensation plan), pursuant to which eligible directors of our company can elect to defer all or any portion of their annual cash fees that they would otherwise be entitled to receive. The deferral of such annual cash fees shall be effected by a reduction in the quarterly payment of such annual cash fees by the percentage specified in the director’s election. Elections are required to be made in advance of certain deadlines, which generally must be on or before the close of business on December 31 of the year prior to the year to which the director’s election will apply, and elections must include the form of distribution, such as a lump-sum payment or substantially equal installments over a period not to exceed ten years. Compensation deferred under the
34 / 2024 PROXY STATEMENT

Director Compensation
director deferred compensation plan that otherwise would have been received prior to 2015 would earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the director deferred compensation plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For 2021, 2022 and 2023, the rate was 6.5%, 6.5% and 9.125%, respectively.
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the compensation of our nonemployee directors for 2023.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Robert R. Bennett	128,650(4)	134,132	—	66,612	24,691(6)	354,085
Derek Chang	168,650	134,132	—	—	—	302,782
Brian M. Deevy	158,650	88,276	45,824	—	24,691(6)	317,442
M. Ian G. Gilchrist	148,650	42,517	91,648	—	24,691(6)	307,507
Evan D. Malone	118,650	42,517	91,648	—	—	252,816
Larry E. Romrell	158,650	42,517	91,648	—	24,691(6)	317,507
Andrea L. Wong	138,650(4)	88,276	45,824	65,991	26,426(6)	365,168

(1)
John C. Malone and Gregory B. Maffei, each of whom is a director of our company and a named executive officer, received no compensation for serving as directors of our company during 2023.

(2)
As of December 31, 2023, our directors (other than Messrs. Malone and Maffei, whose equity awards are listed in the “Outstanding Equity Awards at Fiscal Year-End” table below) held the below equity awards with respect to shares of our common stock. In July 2023, our company completed the split-off (the Split-Off) of our former wholly owned subsidiary, Atlanta Braves Holdings, which was accomplished through the redemption of each outstanding share of our company’s Liberty Braves common stock in exchange for one share of the corresponding series of Atlanta Braves Holdings common stock. To eliminate and extinguish the intergroup interest in the former Braves Group attributed to the Formula One Group, shares of Atlanta Braves Holdings Series C common stock were distributed on a pro rata basis to holders of Liberty Formula One common stock (the Formula One Distribution). In August 2023, our company reclassified our then outstanding shares of common stock into three new tracking stocks (the Reclassification). The below option awards include, in addition to those options granted in December 2023, options with respect to FWONK and LSXMK, which were adjusted subject to the anti-dilution provision of the incentive plan under which the applicable award was granted in connection with the Split-Off, the Formula One Distribution and the Reclassification, as applicable.

	Robert R. Bennett	Derek Chang	Brian M. Deevy	M. Ian G. Gilchrist	Evan D. Malone	Larry E. Romrell	Andrea L. Wong
Options (#)
FWONK	—	3,722	13,502	17,974	20,566	23,128	12,398
LSXMK	—	6,650	19,909	33,615	28,964	33,615	26,792
LLYVK	—	1,818	6,062	10,269	9,142	10,413	7,737
RSUs (#)
FWONK	1,205	1,205	602	—	—	—	602
LSXMK	1,596	1,596	1,596	1,596	1,596	1,596	1,596
LLYVK	465	465	232	—	—	—	232

(3)
The aggregate grant date fair value of the stock option and RSU awards has been computed in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 (ASC Topic 718), but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 14 to our consolidated financial statements for the year ended December 31, 2023 (which are included in the 2023 Form 10-K).

LIBERTY MEDIA CORPORATION / 35

Director Compensation
(4)
Includes the following amounts earned and deferred under the director deferred compensation plan:

Name	2023 Deferred Compensation ($)	2023 Above Market Earnings on Accrued Interest ($)
Robert R. Bennett	125,579	66,612
Andrea L. Wong	136,036	65,991

(5)
We make available to our directors tickets to various sporting events with no aggregate incremental cost attributable to any single person.

(6)
Represents the amounts of health insurance premiums paid by our company for the benefit of the director.

36 / 2024 PROXY STATEMENT

Proposal 2 – The Auditors Ratification Proposal
Proposal 2 – The Auditors Ratification Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31,
2024.
Even if the selection of KPMG LLP is ratified, the audit committee of our Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2024.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise.

AUDIT FEES AND ALL OTHER FEES
The following table presents fees for professional audit services rendered by KPMG LLP for the audit of consolidated financial statements for 2023 and 2022 and fees billed for other services rendered by KPMG LLP.
LIBERTY MEDIA
	2023(1)	2022(1)
Audit fees	$3,588,000	3,480,000
Audit related fees(2)	1,138,000	1,863,000
Audit and audit related fees	4,726,000	5,343,000
Tax fees(3)	2,895,000	840,000
All other fees	—	—
Total fees	$7,621,000	6,183,000

(1)
Such fees with respect to 2023 and 2022 exclude audit fees, audit related fees and tax fees billed by KPMG LLP to Sirius XM for services rendered. Sirius XM is a separate public company and its audit fees, audit related fees, tax fees and all other fees, which are shown below, are reviewed and approved by the audit committee of the Board of Directors of Sirius XM.

(2)
Audit-related fees related to audits of subsidiary reporting services and other attestation services.

LIBERTY MEDIA CORPORATION / 37

Proposal 2 – The Auditors Ratification Proposal
(3)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

SIRIUS XM
	2023	2022
Audit fees(1)	$4,392,000	4,081,000
Audit related fees(2)	25,000	135,000
Audit and audit related fees	4,417,000	4,216,000
Tax fees(3)	—	—
All other fees(4)	—	—
Total fees	$4,417,000	4,216,000

(1)
Audit fees consist of fees for services related to the financial statement audit, quarterly reviews, audit of internal control over financial reporting, accounting consultations with KPMG’s National Office, comfort letters, SEC comment letters, audit services that are normally provided by independent auditors in connection with regulatory filings or engagements, and statutory audits. The amount also includes reimbursement for direct out-of-pocket travel and other sundry expenses.

(2)
Audit-related fees related to attestation services required by contract.

(3)
Tax services consist of services relating to state and local tax compliance services. There were no tax fees billed to Sirius XM in 2023 or 2022.

(4)
All other fees are for any products or service not included in the first three categories. There were no other fees billed to Sirius XM in 2023 or 2022.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.
POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, expatriate tax assistance and compliance and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Accounting Officer and Principal Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $100,000, or if individual projects under $100,000 are likely to equal or exceed $500,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval.
38 / 2024 PROXY STATEMENT

Proposal 2 – The Auditors Ratification Proposal
Brian M. Deevy currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Under our policy, any fees incurred by Sirius XM in connection with the provision of services by Sirius XM’s independent auditor, are expected to be reviewed and approved by Sirius XM’s audit committee pursuant to Sirius XM’s policy regarding the pre-approval of all audit and permissible non-audit services provided by its independent auditor in effect at the time of such approval. Such approval by Sirius XM’s audit committee pursuant to its policy is deemed to be pre-approval of the services by our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2023 were approved in accordance with the terms of the policy in place.
LIBERTY MEDIA CORPORATION / 39

Audit Committee Report
Audit Committee Report

Each member of the audit committee is an independent director as determined by our Board of Directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our Board of Directors has determined that Mr. Chang is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our Board of Directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from our company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our Board of Directors that the audited financial statements be included in the 2023 Form 10-K.
Submitted by the Members of the Audit Committee
Brian M. Deevy
Derek Chang
Larry E. Romrell
40 / 2024 PROXY STATEMENT

Proposal 3 – The Say-on-Pay Proposal
Proposal 3 – The Say-on-Pay Proposal

What am I being asked to vote on and how should I vote?
We are providing our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as described below in accordance with Section 14A of the Exchange Act. This advisory vote is often referred to as the “say-on-pay” vote and allows our stockholders to express their views on the overall compensation paid to our named executive officers. Our company values the views of our stockholders and is committed to the efficiency and effectiveness of our company’s executive compensation program.
Our most recent advisory vote on the compensation of our named executive officers was held at our 2021 annual meeting of stockholders on May 25, 2021 (the 2021 annual meeting), at which stockholders representing a majority of our aggregate voting power present and entitled to vote on the say-on-pay proposal voted in favor of, on an advisory basis, our executive compensation as disclosed in our proxy statement for our 2021 annual meeting. At our 2018 annual meeting of stockholders on May 23, 2018 (the 2018 annual meeting), stockholders elected to hold a say-on-pay vote every three years, and our Board of Directors adopted this as the frequency at which future advisory votes on executive compensation would be held. As described in more detail below under “Proposal 4—The Say-on-Frequency Proposal,” we are submitting for stockholder consideration at the 2024 annual meeting of stockholders a resolution for a new advisory vote regarding the frequency at which future advisory votes on executive compensation should be held. Assuming the frequency of every three years is maintained, we currently expect that our next advisory vote on executive compensation will be held in 2027.
We are seeking stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules, which include the disclosures under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables (including all related footnotes) and any additional narrative discussion of compensation included herein. Stockholders are encouraged to read the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement, which provides an overview of our company’s executive compensation policies and procedures and how they were applied for 2023.
In accordance with Section 14A of the Exchange Act, and Rule 14a-21(a) promulgated thereunder, and as a matter of good corporate governance, our Board of Directors is asking stockholders to approve the following advisory resolution at the 2024 annual meeting of stockholders:
“RESOLVED, that the stockholders of Liberty Media Corporation hereby approve, on an advisory basis, the compensation paid to our company’s named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion.”
ADVISORY VOTE
Although this vote is advisory and non-binding on our Board and our company, our Board and the compensation committee, which are responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.
VOTE AND RECOMMENDATION
This advisory resolution, which we refer to as the say-on-pay proposal, will be considered approved if it receives the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.

LIBERTY MEDIA CORPORATION / 41

Proposal 3 – The Say-on-Pay Proposal
OUR BOARD RECOMMENDS A VOTE FOR THE SAY-ON-PAY PROPOSAL

The Board of Directors recommends that you vote FOR the say-on-pay proposal because the compensation structure is aligned with our ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

42 / 2024 PROXY STATEMENT

Proposal 4 – The Say-on-Frequency Proposal
Proposal 4 – The Say-on-Frequency
Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.
In accordance with the requirements of Section 14A of the Exchange Act and Rule 14a-21(b) promulgated thereunder, and as a matter of good corporate governance, we are submitting for stockholder consideration a separate resolution for an advisory vote as to whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years.
At our 2018 annual meeting, a majority of the votes cast on the say-on-frequency proposal by our stockholders that were present, in person or by proxy, and entitled to vote at the 2018 annual meeting, voting together as a single class, voted in favor of holding future advisory votes on executive compensation at a frequency of once every three years, and our Board of Directors adopted this as the frequency at which future advisory votes on executive compensation would be held.
After consideration, our Board of Directors has determined that an advisory vote on executive compensation that occurs every three years continues to be the most appropriate policy for us.
Our Board of Directors believes an advisory vote every three years would allow stockholders to focus on the structure of our overall, long term-oriented compensation program rather than undue focus on the details of an individual year’s payouts. Doing so would be compatible with our compensation philosophy of compensating our executives in a way that ensures they have a continuing stake in our long-term success. An advisory vote every three years would allow stockholders to consider the achievement of performance objectives by our executives that focus on mid- to long-term strategies as opposed to immediate results and enables a longer-term assessment of whether compensation is adequately linked to company performance. An advisory vote every three years would also provide our Board of Directors with sufficient time to thoughtfully consider the result of the advisory vote and to implement any desired changes to our executive compensation program. Our Board of Directors considers compensation matters based on a long-term, multi-year perspective, and we believe it is most helpful if shareholders provide their views based on the same. As a result, our Board of Directors recommends a vote for the holding of advisory votes on named executive officer compensation every three years.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstaining from voting when you vote in response to the following resolution:
“RESOLVED, that the option of once every one year, two years or three years that receives a majority of the affirmative votes cast for this resolution will be determined to be the frequency for the advisory vote on the compensation of the named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules that has been selected by Liberty Media Corporation’s stockholders.”
ADVISORY VOTE
Although this vote is advisory and non-binding on our Board and our company, our Board and the compensation committee, which are responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.

LIBERTY MEDIA CORPORATION / 43

Proposal 4 – The Say-on-Frequency Proposal
VOTE AND RECOMMENDATION
Stockholders will be able to cast their vote for one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not being asked to vote to approve or disapprove our Board of Directors’ recommendation.
If one of the frequencies receives the affirmative vote of the holders of a majority of the votes cast on the say-on-frequency proposal by the holders of shares of our common stock that are present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, the frequency receiving such majority vote will be considered the frequency for the advisory vote on executive compensation that has been recommended by stockholders. However, because this vote is advisory and not binding on our Board of Directors or our company in any way, our Board of Directors may decide that it is in the best interests of our company and its stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. If no frequency receives the requisite majority, our Board of Directors will carefully consider the outcome of the vote and decide the frequency at which future advisory votes on executive compensation will be held.
OUR BOARD RECOMMENDS A VOTE FOR THE 3 YEARS FREQUENCY OPTION	3 YEARS

The Board of Directors recommends that you vote in favor of the 3 YEARS frequency option with respect to this proposal because it is compatible with our compensation philosophy, which focuses on compensating our executives in a way that ensures they have a continuing stake in our long-term success.

44 / 2024 PROXY STATEMENT

EXECUTIVE OFFICERS
Executive Officers

The following lists the executive officers of our company (other than John C. Malone, our Chairman of the Board, and Gregory B. Maffei, our President and Chief Executive Officer, each of whom also serve as directors of our company and who are listed under “Proposal 1—The Election of Directors Proposal”), their ages and a description of their business experience, including positions held with our company. All positions referenced in the table below include, where applicable, positions with the respective company’s predecessors.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.
Brian J. Wendling	Principal Financial Officer and Chief Accounting Officer Age: 51

Current Positions
•
Principal Financial Officer and Chief Accounting Officer of our company since July 2019 and January 2020, respectively

•
Principal Financial Officer and Chief Accounting Officer of Qurate Retail and Liberty Broadband since July 2019 and January 2020, respectively

•
Principal Financial Officer and Chief Accounting Officer of Atlanta Braves Holdings since December 2022

•
Senior Vice President and Chief Financial Officer of Liberty TripAdvisor since January 2016

•
Director of comScore, Inc. since March 2021

Prior Positions/Experience
•
Principal Financial Officer and Chief Accounting Officer of LMAC from November 2020 – December 2022

•
Principal Financial Officer and Chief Accounting Officer of GCI Liberty from July 2019 and January 2020, respectively – December 2020

•
Senior Vice President and Controller of each of our company, Qurate Retail and Liberty Broadband from January 2016 – December 2019 and GCI Liberty from March 2018 – December 2019

•
Vice President and Controller of Liberty TripAdvisor from August 2014 – December 2015

•
Senior Vice President of Liberty Expedia from March 2016 – July 2019

•
Vice President and Controller of our company from November 2011 – December 2015, Qurate Retail from November 2011 – December 2015 and Liberty Broadband from October 2014 – December 2015

•
Various positions with Liberty Media and Qurate Retail since 1999

Renee L. Wilm	Chief Legal Officer and Chief Administrative Officer Age: 50

Current Positions
•
Chief Legal Officer and Chief Administrative Officer of our company since September 2019 and January 2021, respectively

•
Chief Executive Officer of Las Vegas Grand Prix, Inc. since January 2022

•
Chief Legal Officer and Chief Administrative Officer of Qurate Retail, Liberty TripAdvisor and Liberty Broadband since September 2019 and January 2021, respectively

•
Chief Legal Officer and Chief Administrative Officer of Atlanta Braves Holdings since December 2022

Prior Positions/Experience
•
Chief Legal Officer and Chief Administrative Officer of LMAC from November 2020 – December 2022 and January 2021 – December 2022, respectively

•
Director of LMAC from January 2021 – December 2022

•
Chief Legal Officer of GCI Liberty from September 2019 – December 2020

•
Prior to September 2019, Senior Partner with the law firm Baker Botts L.L.P., where she represented our company, Qurate Retail, Liberty TripAdvisor, Liberty Broadband and GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance; while at Baker Botts L.L.P., was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office

LIBERTY MEDIA CORPORATION / 45

EXECUTIVE COMPENSATION
Executive Compensation

This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
JOHN C. MALONE
Chairman of the Board
GREGORY B. MAFFEI
President and Chief Executive Officer
BRIAN J. WENDLING
Principal Financial Officer and Chief Accounting Officer
ALBERT E. ROSENTHALER
Former Chief Corporate Development Officer
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Effective as of January 1, 2024, Mr. Rosenthaler had retired from his position as our Chief Corporate Development Officer and become a Senior Advisor to our company.
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

We pay for performance
WHAT WE DO	WHAT WE DO NOT DO

•
A significant portion of compensation is at-risk and performance-based.

•
Performance targets for our executives support the long-term growth of our company.

•
We have a clawback policy and clawback provisions for equity-based incentive compensation.

•
We have stock ownership guidelines for our executive officers.

•
We review our executives’ base salaries on an annual basis.

•
Our compensation practices do not encourage excessive risk taking.

•
We do not provide tax gross-up payments in connection with taxable income from perquisites.

•
We do not engage in liberal share recycling.

46 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION OVERVIEW
Our compensation committee of our Board of Directors has responsibility for establishing, implementing and regularly monitoring adherence to our compensation philosophy. That philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value. To that end, the compensation packages provided to the named executive officers (other than Mr. Malone) include significant performance-based bonuses and significant equity incentive awards, including equity awards that vest multiple years after initial grant and equity awards that are performance-based.
Our compensation committee seeks to approve a compensation package for each named executive officer that is commensurate with the responsibilities and proven or expected performance of that executive and that is competitive relative to the compensation packages paid to similarly situated executives in other companies. Our compensation committee believes that our compensation packages should assist our company in attracting and retaining key executives critical to our long-term success.
At our 2021 annual meeting, stockholders representing a majority of the aggregate voting power of Liberty Media present and entitled to vote on our say-on-pay proposal voted in favor of, on an advisory basis, our executive compensation disclosed in our proxy statement for the 2021 annual meeting. No material changes were implemented to our executive compensation program as a result of this vote. At our 2018 annual meeting, stockholders elected to hold a say-on-pay vote every three years and our Board of Directors adopted this as the frequency at which future say-on-pay votes would be held. At the annual meeting, we are submitting for stockholder consideration (i) a proposal to approve, on an advisory basis, our compensation of our named executive officers, and (ii) a separate resolution for an advisory vote as to whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years. See “Proposal 3—The Say-On-Pay Proposal” and “Proposal 4—The Say-on-Frequency Proposal.”
SERVICES AGREEMENTS
In connection with prior spin-off or split-off transactions involving our company or Qurate Retail, we entered into services arrangements with each of Qurate Retail, Liberty Broadband and Liberty TripAdvisor, and in connection with the Split-Off, we entered into a services agreement with Atlanta Braves Holdings. Each of Qurate Retail, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings are referred to as a Service Company, and are collectively referred to as the Service Companies. Pursuant to these arrangements, our employees provide or provided services to the Service Companies and our company is reimbursed for the time spent serving these Service Companies.
QURATE RETAIL
We assumed a services agreement with Qurate Retail in connection with the spin-off of our company from our predecessor parent company, which was amended in December 2019 (the Qurate Retail Services Agreement) in connection with our compensation committee approving Mr. Maffei’s current five-year employment agreement (the 2019 Maffei Employment Agreement). We similarly also entered into amendments to the services agreements with the other Service Companies (as discussed further below). Under the amended services agreements, including the Qurate Retail Services Agreement, each Service Company establishes, and pays or grants directly to Mr. Maffei, its allocable portion of his annual performance-based cash bonus, his annual equity-based awards and his Upfront Awards (as defined below), and reimburses us for its allocable portion of the other components of Mr. Maffei’s compensation, which amounts are therefore not reflected in the “Summary Compensation Table” below. Liberty Media’s allocated portion of Mr. Maffei’s annual compensation for 2023 was 61% (a portion of which was subsequently reallocated to Atlanta Braves Holdings in July 2023 following the Split-Off) and Qurate Retail’s allocated portion of Mr. Maffei’s compensation was 11%. For a description of the terms of the 2019 Maffei Employment Agreement, please see “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Arrangement.” In addition, pursuant to the Qurate Retail Services Agreement, in 2023, Qurate Retail reimbursed us $6.7 million for the portion of the base salary and certain other compensation we paid to our other employees that was allocable to Qurate Retail for estimated time spent by each such employee related to that company and for certain administrative and management services. The 2023 performance-based bonuses earned by the named executive officers for services provided to our company were paid directly by our company and the performance-based bonuses earned
LIBERTY MEDIA CORPORATION / 47

EXECUTIVE COMPENSATION
by the named executive officers for services provided to Qurate Retail were paid directly by Qurate Retail. During 2023, the estimate of the allocable percentages of time spent performing services for Qurate Retail, on the one hand, and our company, on the other hand, were reviewed quarterly by our audit committee for appropriateness. The salaries, performance-based bonuses and certain perquisite information included in the “Summary Compensation Table” below reflect the portion of the compensation paid by and allocable to Liberty Media and do not reflect the portion of the compensation allocable to Qurate Retail and for which Qurate Retail reimbursed Liberty Media under the Qurate Retail Services Agreement.
OTHER SERVICES AGREEMENTS
In connection with each of the August 2014 spin-off of Liberty TripAdvisor from Qurate Retail, our November 2014 spin-off of Liberty Broadband and the Split-Off, we entered into a services agreement with Liberty TripAdvisor, Liberty Broadband and Atlanta Braves Holdings, respectively, pursuant to which we provide each of them certain administrative and management services, and each of them pays us a monthly management fee, the amount of which is subject to a quarterly review. For the year ended December 31, 2023, Liberty TripAdvisor, Liberty Broadband and Atlanta Braves Holdings accrued aggregate management fees of $2.6 million, $6.5 million and $5.7 million, respectively, payable to our company under the relevant services agreement.
In December 2019, each of Qurate Retail’s, Liberty TripAdvisor’s and Liberty Broadband’s services agreements were amended in connection with the 2019 Maffei Employment Agreement. Under the amended services agreements, our company is responsible for paying or providing annual base salary, perquisites and other employee benefits, severance benefits and certain reimbursements directly to Mr. Maffei, and a portion of these expenses are allocated to, and reimbursed by Liberty TripAdvisor and Liberty Broadband. Liberty TripAdvisor’s and Liberty Broadband’s allocable portions of Mr. Maffei’s 2023 compensation were 5% and 23%, respectively. Under the amended services agreements, each of Liberty TripAdvisor and Liberty Broadband establishes, and pays or grants directly to Mr. Maffei, that company’s allocable portion of his annual performance-based cash bonus, his annual equity-based awards and his Upfront Awards (as defined below), and reimburses Liberty Media for its allocable portion of the other components of Mr. Maffei’s compensation, which amounts are therefore not reflected in the “Summary Compensation Table” below, and are described in more detail below in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Agreement.”
The 2023 performance-based bonuses earned by and the 2023 annual equity-based awards granted to each of the other named executive officers (other than Mr. Malone) for services provided to Liberty TripAdvisor and Liberty Broadband were paid or granted directly by each respective Service Company.
In July 2023, we entered into a services agreement with Atlanta Braves Holdings with substantially similar terms as those in the amended services agreements described above. Because the Split-Off occurred after Mr. Maffei’s 2023 annual performance-based cash bonus was established and his 2023 annual equity awards were granted, Atlanta Braves Holdings will establish or grant directly to Mr. Maffei its allocable portion of his annual performance-based cash bonus and annual equity awards beginning in 2024. Effective at the time of the Split-Off, Atlanta Braves Holdings began reimbursing Liberty Media for its allocable portion of the other components of Mr. Maffei’s compensation and became responsible for the payment of a portion of Mr. Maffei’s 2023 annual performance-based cash bonus initially allocated to our company when the bonus was established in March 2023. These amounts are therefore not reflected in the “Summary Compensation Table” below, and are described in more detail below in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Agreement.”
Similarly, beginning in 2024, Atlanta Braves Holdings will establish performance-based bonuses for or grant annual equity-based awards to each of the other named executive officers (other than Mr. Malone) for services provided to Atlanta Braves Holdings, but effective at the time of the Split-Off, Atlanta Braves Holdings became responsible for the payment of a portion of the 2023 performance-based bonuses earned by the other named executive officers initially allocated to our company when such bonuses were established in March 2023. Prior to the Split-Off our company’s allocable portion of Mr. Maffei’s compensation was 61% and following the Split-Off, our company’s and Atlanta Braves Holdings’ allocable portions of Mr. Maffei’s compensation was 54% and 7%, respectively.
48 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
SETTING EXECUTIVE COMPENSATION
In making compensation decisions for each named executive officer (other than Mr. Malone), our compensation committee considers the following:

Pay-Setting
•
each element of the named executive officer’s compensation, including salary, performance-based bonus, equity compensation, perquisites and other personal benefits, and weights equity compensation most heavily;

•
the financial performance of our company compared to internal forecasts and budgets;

•
the scope of the named executive officer’s responsibilities;

•
the competitive nature of the compensation packages offered based on general industry knowledge of the media, telecommunications and entertainment industries and periodic use of survey information provided by Mercer; and

•
the performance of the group reporting to the named executive officer.

In addition, when setting compensation, our compensation committee considers the recommendations obtained from Mr. Maffei as to all elements of the compensation packages of Messrs. Wendling and Rosenthaler and Ms. Wilm. To make these recommendations, Mr. Maffei evaluates the performance and contributions of each such named executive officer. He also considers whether the pay packages afforded to such named executive officers are competitive and are aligned internally. He also evaluates the named executive officer’s performance against individual, department and corporate goals.
In December 2019, our compensation committee approved the 2019 Maffei Employment Agreement, which established his compensation for the term of the agreement. See “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Arrangement” below. Prior to entering into the 2019 Maffei Employment Agreement, our compensation committee reviewed information from Mercer with respect to chief executive officer compensation packages at the companies described above (media, telecommunications, e-commerce and entertainment companies) and discussed with Mercer alternative equity award structures.
Mr. Malone’s compensation is governed by the terms of his employment agreement with our company. See “—Executive Compensation Arrangements—John C. Malone.”
ELEMENTS OF 2023 EXECUTIVE COMPENSATION
For 2023, the principal components of compensation for the named executive officers (other than Mr. Malone) were:
•
base salary;

•
a performance-based bonus, payable in cash;

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with respect to Mr. Maffei, time-vested stock options and performance-based restricted stock units;

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with respect to Mr. Rosenthaler, performance-based restricted stock units;

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with respect to Mr. Wendling and Ms. Wilm, time-vested stock options, performance-based restricted stock units and time-based restricted stock units;

•
perquisites and other limited personal benefits; and

•
deferred compensation arrangements.

BASE SALARY
Our compensation committee believes base salary should be a relatively smaller portion of each named executive officer’s overall compensation package, allowing for a greater portion to be performance based, thereby aligning the interests of our executives more closely with those of our stockholders. The base salaries of the named executive officers are reviewed on an annual basis (other than Messrs. Malone and Maffei, whose salaries are set by their employment agreements), as well as at the time of any change in responsibilities. Typically, after establishing a named executive officer’s base salary, salary increases are limited to cost-of-living adjustments, adjustments based on changes in the scope of the
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EXECUTIVE COMPENSATION
named executive officer’s responsibilities, and adjustments to align the named executive officer’s salary level with those of our other named executive officers. Similarly, in accordance with the terms of his employment agreement, Mr. Malone’s fixed cash compensation is limited.
After completion of the annual review in December 2022, the 2023 base salaries of Messrs. Wendling and Rosenthaler and Ms. Wilm were increased by 5%, 5% and 6%, respectively, reflecting a cost-of-living adjustment. For 2023, Mr. Maffei’s salary remained at $3,000,000, as prescribed by the 2019 Maffei Employment Agreement. Mr. Malone received no increase under the terms of his employment agreement.
2023 PERFORMANCE-BASED BONUSES
Overview. For 2023, our compensation committee adopted an annual, performance-based bonus program for each of Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm. The 2023 bonus program was comprised of two components: a bonus amount payable based on each participant’s individual performance (the Individual Performance Bonus) and a bonus amount payable based on the corporate performance of our company, Qurate Retail, Liberty TripAdvisor and Liberty Broadband (the Corporate Performance Bonus).
Individual Performance Bonus (60% weighting)	Corporate Performance Bonus (40% weighting)
•
Based on each named executive officers’ personal, department and corporate related goals

•
Named executive officer provided a self-evaluation of their achievements, and in the case of Messrs. Wendling and Rosenthaler and Ms. Wilm, Mr. Maffei also provided an evaluation

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Compensation committee reviewed goals, evaluations and achievements before approving a specific payout for each named executive officer

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30% based on consolidated financial results of all subsidiaries and major investments within our company, Qurate Retail, Liberty TripAdvisor and Liberty Broadband

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10% based on consolidated revenue results

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10% based on consolidated adjusted OIBDA results

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10% based on consolidated free cash flow results

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10% based on corporate level achievements such as merger and acquisition activity, investments, financings, sustainability initiatives, SEC/audit compliance, litigation management and tax compliance

Pursuant to the 2019 Maffei Employment Agreement, Mr. Maffei was assigned a target bonus opportunity under the performance-based bonus program equal to $17 million in the aggregate for our company and each of the Service Companies. For 2023, that bonus amount was split among, and payable directly by, our company, Qurate Retail, Liberty Broadband and Liberty TripAdvisor, with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee. In 2023, the portion of Mr. Maffei’s aggregate target bonus amount allocated to our company was 61% or $10,370,000. The portions of Mr. Maffei’s aggregate target bonus amount allocated to each of Qurate Retail, Liberty Broadband and Liberty TripAdvisor were 11% (or $1,870,000), 23% (or $3,910,000), and 5% (or $850,000), respectively.
Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm were assigned by our compensation committee in March 2023 a maximum bonus opportunity under the performance-based bonus program, which would be allocated to and paid to each named executive officer directly by each of Liberty Media, Qurate Retail, Liberty Broadband and Liberty TripAdvisor in the same percentage as the allocation for Mr. Maffei’s target bonus opportunity (the Maximum Performance Bonus). The portion of the Maximum Performance Bonus allocated to Liberty Media under this program was $20,740,000, $794,133, $1,452,945 and $1,467,327 for Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm, respectively (together with the modifications to our company’s allocable portion following the Split-Off that are described below, the LMC Maximum Performance Bonus).
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The LMC Maximum Performance Bonus amounts are up to 200% of Mr. Maffei’s target annual bonus allocated to our company under the 2019 Maffei Employment Agreement, and our company’s allocable portion of up to 200% of base pay for each of Messrs. Wendling and Rosenthaler and Ms. Wilm. The portion of the Maximum Performance Bonus allocated to Qurate Retail, Liberty Broadband and Liberty TripAdvisor was $3,740,000, $7,820,000 and $1,700,000, respectively, for Mr. Maffei, $143,204, $299,427 and $65,093, respectively, for Mr. Wendling, $262,007, $547,832 and $119,094, respectively, for Mr. Rosenthaler and $264,600, $553,254 and $120,273, respectively, for Ms. Wilm.
Following the Split-Off, a portion of Mr. Maffei’s aggregate target bonus amount and Messrs. Maffei’s, Wendling’s and Rosenthaler’s and Ms. Wilm’s Maximum Performance Bonus previously allocated to our company was reallocated to Atlanta Braves Holdings. Following such reallocation, the portion of Mr. Maffei’s aggregate target bonus amount allocated to each of our company and Atlanta Braves Holdings was 54% (or $9,180,000) and 7% (or $1,190,000), respectively, and the portion of the Maximum Performance Bonus allocated to our company and Atlanta Braves Holdings was $18,360,000 and $2,380,000, respectively, for Mr. Maffei, $703,003 and $91,130, respectively, for Mr. Wendling, $1,286,214 and $166,731, respectively, for Mr. Rosenthaler and $1,298,945 and $168,382, respectively, for Ms. Wilm. The portions of Mr. Maffei’s aggregate target bonus amount and Messrs. Maffei’s, Wendling’s and Rosenthaler’s and Ms. Wilm’s Maximum Performance Bonus allocated to each of Qurate Retail, Liberty Broadband and Liberty TripAdvisor remained the same.
Each participant was entitled to receive from our company an amount (the LMC Maximum Individual Bonus) equal to 60% of the LMC Maximum Performance Bonus for that participant. The LMC Maximum Individual Bonus was subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of our company. Under the corollary programs of the Service Companies, each participant was entitled to receive from the Service Companies a maximum individual bonus equal to 60% of his or her Maximum Performance Bonus allocable to each such Service Company subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of the Service Company. Our compensation committee believes this construct was appropriate in light of the services agreements with the Service Companies and the fact that each participant splits his or her professional time and duties.
Each participant was entitled to receive from our company an amount (the LMC Maximum Corporate Bonus) equal to 40% of his or her LMC Maximum Performance Bonus, subject to reduction based on a determination of the consolidated corporate performance of our company and the Service Companies. Under the corollary programs of the Service Companies, each participant was entitled to receive from Qurate Retail, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings a bonus that is 40% of the Service Company’s allocable portion of the Maximum Performance Bonus, which were subject to reduction based on a determination of the consolidated corporate performance of our company, Qurate Retail, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings. In December 2023, our compensation committee and the compensation committees of the Service Companies, reviewed contemporaneously our respective named executive officers’ individual performance and consolidated corporate performance under each company’s program. Notwithstanding this joint effort, our compensation committee retained sole and exclusive discretion with respect to the approval of award terms and amounts payable under our bonus program.
Individual Performance Bonus. Our compensation committee reviewed the individual performance of each participant to determine the reductions that would apply to each participant’s LMC Maximum Individual Bonus. Our compensation committee took into account a variety of factors, without assigning a numerical weight to any single performance measure. This determination was based on reports to our Board, the observations of committee members throughout the year, executive self-evaluations and, with respect to the participants other than Mr. Maffei, the observations and input of Mr. Maffei. In evaluating the performance of each of the participants for determining the reduction that would apply to each named executive officer’s LMC Maximum Individual Bonus, the following performance objectives related to our company which had been assigned to each participant for 2023 were considered:
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EXECUTIVE COMPENSATION
GREGORY B. MAFFEI
President and Chief Executive Officer

Performance Objectives:
•
Provide leadership to management team to drive strategies, further enhance brand and increase shareholder value

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Support Formula 1 management and Sirius XM management in strategic initiatives; within Formula 1, support the Las Vegas Grand Prix management team for the inaugural race

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Pursue synergistic acquisition and investment opportunities

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Pursue optimal capital structure for our company and subsidiaries, including development of additional capital funding strategies and sufficient liquidity, and assist with the same at subsidiaries and other interests as necessary

•
Assist with strategy and succession planning at our company and subsidiaries; support development of our company’s management team

•
Oversee expansion of Atlanta Braves Holdings’ mixed use development and capital allocation; support management in public company readiness

•
Complete Split-Off of Atlanta Braves Holdings

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Complete reclassification of Liberty Media tracking stocks, including the creation of the Liberty Live tracking stock

•
Continue to develop sustainability program for our company

BRIAN J. WENDLING
Principal Financial Officer and Chief Accounting Officer

Performance Objectives:
•
Ensure timely and accurate internal and external financial reports

•
Maintain a robust control environment at the corporate and subsidiary levels

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Actively support accounting, treasury, financial and compliance teams at Sirius XM, Formula 1 and the Braves

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Manage financial, accounting and compliance matters at Formula 1

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Complete Split-Off of Atlanta Braves Holdings; establish periodic reporting capabilities for the new public company (financial reporting, audit committee preparation, board reporting)

•
Participate alongside other executives in evaluating potential acquisition targets and strategic investments, leading financial, accounting and controls due diligence when appropriate

•
Continue to improve cyber security profile and prepare for the new SEC cybersecurity rules

ALBERT E. ROSENTHALER
Former Chief Corporate Development Officer

Performance Objectives:
•
Lead corporate development efforts, including efforts involving Formula 1, Sirius XM and our company

•
Identify possible acquisition opportunities in motorsports or other sporting verticals; provide analysis and evaluation of potential transactions

•
Complete Split-Off of Atlanta Braves Holdings

•
Complete reclassification of Liberty Media tracking stocks, including the creation of the Liberty Live tracking stock

•
Assist in analysis and implementation of various initiatives, including F1 Academy and Formula 1 Experiences

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EXECUTIVE COMPENSATION
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Performance Objectives:
•
Evaluate and help drive strategic opportunities for corporate development; provide legal support for execution of selected opportunities

•
Oversee executive recruiting and talent development at our company and provide support to other departments in professional development efforts

•
Manage executive compensation arrangements, equity award programs and human resources function

•
Support corporate and subsidiary legal departments with regard to litigation, corporate matters and compliance matters; maintain strong communication across legal groups

•
Complete Split-Off of Atlanta Braves Holdings

•
Complete reclassification of Liberty Media tracking stocks, including the creation of the Liberty Live tracking stock

•
Support treasury and management in evaluation of capital structures and liquidity solutions; provide legal support for execution of selected opportunities

•
Lead Formula 1 Las Vegas Grand Prix efforts for inaugural year, including oversight of construction, partnerships, and ticket sales

•
Continue to develop and refine active government affairs program

•
Support development of sustainability initiatives, including women-led executive team for the Formula 1 Las Vegas Grand Prix

Our compensation committee then considered the time allocated and services provided by each named executive officer to (i) our company, or (ii) the applicable Service Company. See “—Services Agreements” above.
Following a review of the above, our compensation committee determined to pay each participant the following portion of his or her LMC Maximum Individual Bonus:
Name	LMC Maximum Individual Bonus	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$11,016,000	81.25%	$8,950,500
Brian J. Wendling	$421,802	81.25%	$342,714
Albert E. Rosenthaler	$771,728	81.25%	$627,030
Renee L. Wilm	$779,367	93.75%	$730,657
Corporate Performance Bonus. Our compensation committee then made a determination as to the portion, if any, that would be payable to each participant for his or her LMC Maximum Corporate Bonus, a portion of which is attributable to consolidated financial measures of the Operating Companies (as defined below) as a group and a portion of which is attributable to corporate-level achievements. In making this determination, our compensation committee first reviewed forecasts of 2023 adjusted OIBDA (as defined below), revenue and free cash flow (financial measures) for Sirius XM, Braves Holdings, Formula 1, QVC, HSN, Inc., Cornerstone Brands, Inc., GCI Holdings, LLC, and proportionate shares of Live Nation, Charter and Tripadvisor (collectively, the Operating Companies), all of which forecasts were prepared in December 2023 and are set forth in the table below. Also set forth in the table below are the corresponding actual financial measures achieved for 2023, which deviated from our forecasts as indicated below. Although forecasted revenue, adjusted OIBDA and free cash flow deviated from the actual result, none of the deviations would have materially affected the amounts paid under the corporate performance bonus portion of the program.
For purposes of the bonus program, adjusted OIBDA is defined as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), impairments and fire related costs. Sirius XM, Live Nation, Charter, and Tripadvisor do not report adjusted OIBDA information. As a result, in order to determine their financial results, we used the most similar non-GAAP measures reported by each of these companies. We used adjusted EBITDA as reported by Sirius XM, Charter, and Tripadvisor and Adjusted Operating Income (AOI) as reported by Live Nation. For a definition of adjusted EBITDA as defined by Sirius XM, see Sirius XM’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 1, 2024. For a definition of adjusted EBITDA as defined by Charter, see Charter’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 2, 2024. For a definition of adjusted EBITDA as
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EXECUTIVE COMPENSATION
defined by Tripadvisor, see Tripadvisor’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 16, 2024. For a definition of AOI as defined by Live Nation, see Live Nation’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 22, 2024.
	(dollar amounts in millions)
	2023 Forecast	2023 Actual	Actual / Forecast
Revenue(1)	$48,283	$48,641	0.7%
Adjusted OIBDA(1)	$12,498	$12,498	0.0%
Free Cash Flow(1)(2)	$4,103	$4,340	5.8%

(1)
Revenue, adjusted OIBDA and Free Cash Flow amounts represent the consolidated summation of the Operating Companies. All calculations were performed on a constant currency basis.

(2)
Defined for purposes of the bonus program as adjusted OIBDA less all other operating and investing items on a constant currency basis.

Based on a review of the above forecasts and consideration of Operating Company performance against plan for these financial measures by the compensation committees of our company, Qurate Retail, Liberty Broadband, Liberty TripAdvisor and, Atlanta Braves Holdings, the compensation committees determined that the financial measures relating to the Operating Companies were achieved to the extent described below.
Financial Measure	Percentage Payable
Revenue(1)	7% of a possible 10%
Adjusted OIBDA(1)	6% of a possible 10%
Free Cash Flow(1)(2)	7% of a possible 10%
Percentage payable was based on 2023 forecasted financial measures compared to 2023 budgeted financial measures, with a 7% possible payout if forecasted financial measures equaled budgeted financial measures, and a payout range of 0% to 10% if forecasted financial measures were less than or greater than budgeted financial measures. Our compensation committee then translated the achievement of these financial measures into a percentage payable (20% of a possible 30%, or 67%) to each participant of his or her LMC Maximum Corporate Bonus related to financial measures, as follows:
Name	LMC Maximum Corporate Bonus Related to Financial Measures	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$5,508,000	67%	$3,672,000
Brian J. Wendling	$210,901	67%	$140,601
Albert E. Rosenthaler	$385,864	67%	$257,243
Renee L. Wilm	$389,684	67%	$259,789
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EXECUTIVE COMPENSATION
In December 2023, our compensation committee considered combined corporate-level achievements for our company and each of the Service Companies in determining that 9% of a possible 10% of a portion of the LMC Maximum Corporate Bonus would be payable to each participant. In making this determination, the compensation committee considered merger and acquisition activity, investments, financings, sustainability initiatives, SEC/audit compliance, litigation management and tax compliance. The achievements and percentage payable translated to the following payment for each participant:
Name	LMC Maximum Corporate Bonus Related to Corporate-Level Achievements	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$1,836,000	90%	$1,652,400
Brian J. Wendling	$70,300	90%	$63,270
Albert E. Rosenthaler	$128,621	90%	$115,759
Renee L. Wilm	$129,895	90%	$116,905
Aggregate Results. The following table presents information concerning the aggregate 2023 performance-based bonus amounts payable to each named executive officer by our company (other than Mr. Malone), after giving effect to the determinations described above.
Name	Individual Performance Bonus	Corporate Performance Bonus Related to Financial Measures	Corporate Performance Bonus Related to Corporate- Level Achievements	Total Bonus
Gregory B. Maffei	$8,950,500	$3,672,000	$1,652,400	$14,274,900
Brian J. Wendling	$342,714	$140,601	$63,270	$546,585
Albert E. Rosenthaler	$627,030	$257,243	$115,759	$1,000,032
Renee L. Wilm	$730,657	$259,789	$116,905	$1,107,351
Our compensation committee then noted that, when combined with the total 2023 performance-based bonus amounts paid by the Service Companies to the overlapping named executive officers, Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm received $26,090,750, $1,012,195, $1,851,911 and $2,050,650, respectively. For more information regarding these bonus awards, please see the “Grants of Plan-Based Awards” table below.
EQUITY INCENTIVE COMPENSATION
The 2022 incentive plan provides, and the 2017 incentive plan before its replacement by the 2022 incentive plan, and the Liberty Media Corporation 2013 Incentive Plan (Amended and Restated as of March 31, 2015), as amended (the 2013 incentive plan, together with the 2022 incentive plan and the 2017 incentive plan, the existing incentive plans) before its expiration, provided, for the grant of a variety of incentive awards, including stock options, restricted shares, RSUs, SARs and performance awards. Subject to share availability considerations, our compensation committee has a preference for grants of stock-based incentive awards (RSUs, restricted stock and options) as compared with cash incentive awards based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date.
In 2023, in consultation with the compensation committees of each of the Service Companies (except the compensation committee of Atlanta Braves Holdings given that the 2023 annual equity awards were granted prior to the Split-Off), our compensation committee determined to allocate to each of Qurate Retail, Liberty Broadband and Liberty TripAdvisor and for each such Service Company to grant directly to each named executive officer a proportionate share of the aggregate equity grant value given to each of Messrs. Wendling and Rosenthaler and Ms. Wilm based 50% on relative market capitalization and 50% on relative time spent by our company’s employees working for such issuer. With respect to awards made to Mr. Maffei, the 2019 Maffei Employment Agreement provides that Mr. Maffei’s aggregate annual equity award value will be granted across all the companies by our compensation committee and the compensation committees of Qurate Retail, Liberty Broadband and Liberty TripAdvisor based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all
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EXECUTIVE COMPENSATION
Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed.
Annual Equity Awards
The annual equity awards described below were granted prior to the Split-Off, the Formula One Distribution and the Reclassification.
In connection with the Split-Off, annual equity awards granted with respect to our former Series C Liberty Braves common stock (BATRK) were substituted by Atlanta Braves Holdings into equity awards with respect to Atlanta Braves Holdings Series C common stock, subject to the same terms and conditions of the original equity award granted by our company. In connection with the Formula One Distribution, all annual equity awards with respect to FWONK were adjusted, subject to the antidilution provisions of the relevant incentive plan under which they were granted. In connection with the completion of the Reclassification, all annual equity awards with respect to FWONK (as such awards were adjusted in connection with the Formula One Distribution) and LSXMK were adjusted into equity awards with respect to both FWONK and LLYVK and LSXMK and LLYVK, as applicable, in each case, subject to the antidilution provisions of the relevant incentive plan under which they were granted and subject to the same terms and conditions as the original equity award.
Maffei Annual Equity Awards. The 2019 Maffei Employment Agreement provides Mr. Maffei with the opportunity to earn annual equity awards during the employment term. See “—Executive Compensation Arrangements—Gregory B. Maffei—Annual Awards” for additional information about the annual awards provided under the 2019 Maffei Employment Agreement.
When structuring the 2019 Maffei Employment Agreement, our compensation committee considered a number of factors including the amount and structure of CEO compensation packages provided by companies in our industry, companies of comparable size and complexity, and companies that may compete with our company for executive talent. The compensation committee also considered the strategic direction and goals of our company and considered how best to incent achievement of those objectives. To further align Mr. Maffei’s interests with those of the other stockholders, the compensation committee structured his annual equity award grants as either option awards or performance-based restricted stock units with meaningful payout metrics determined annually. This structure was designed to provide for alignment of interests with our company’s stockholders and flexibility to the compensation committee to incent achievement of strategic objectives that may change or evolve over the term of the agreement.
The 2019 Maffei Employment Agreement provided that Mr. Maffei was entitled to receive from our company and the Service Companies in 2023 (except for Atlanta Braves Holdings because such grant occurred prior to the Split-Off) a combined target value equity award of $17.5 million comprised of time-vested stock options, performance-based restricted stock units or a combination of award types, at Mr. Maffei’s election. In 2023, our compensation committee granted a combination of time-vested stock options and performance-based RSUs to Mr. Maffei in satisfaction of our obligations under the 2019 Maffei Employment Agreement for 61% of Mr. Maffei’s aggregate annual equity award value for 2023, or $10,675,000. In accordance with the agreed upon allocation, $5,600,000 was granted in FWONK, $4,025,000 was granted in LSXMK, and $1,050,000 was granted in awards with respect to BATRK.
As a result, our compensation committee granted to Mr. Maffei 369,606 options with respect to LSXMK (the 2023 Maffei LSXMK options, which, following the adjustments made in connection with the Reclassification, refer to options with respect to LSXMK and LLYVK), 80,610 performance-based RSUs with respect to FWONK (the 2023 Maffei FWONK RSUs, which, following the adjustments made in connection with the Reclassification, refer to performance-based RSUs with respect to FWONK and LLYVK) and 31,259 performance-based RSUs with respect to BATRK (the 2023 Maffei BATRK RSUs, which, following the Split-Off represented performance-based RSUs with respect to Atlanta Braves Holdings Series C common stock). The 2023 Maffei LSXMK options had a grant date of March 3, 2023, a term of seven years, and a base price of $31.19, which was the closing price of LSXMK on the grant date. In addition, the 2023 Maffei LSXMK Options vested in full on December 29, 2023, and were subject to other applicable terms and conditions for option grants as set forth in the 2019 Maffei Employment Agreement. The 2023 Maffei FWONK RSUs and 2023 Maffei BATRK RSUs had a grant date of March 3, 2023 and would vest only upon the attainment of the performance objectives described below.
Our compensation committee reviewed the financial performance of our company along with the personal performance of Mr. Maffei. Based on the compensation committee’s assessment of his individual performance against the goals established in connection with the performance cash bonus program and general observation of his leadership and executive performance, our compensation committee approved vesting all of the 2023 Maffei FWONK RSUs and the compensation committee of the board of directors of Atlanta Braves Holdings approved vesting of all of the 2023 Maffei BATRK RSUs.
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For more information regarding the equity awards, see the “Grants of Plan-Based Awards” table below; “Executive Compensation—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards” in Qurate Retail’s Definitive Proxy Statement on Schedule 14A with respect to its 2024 annual meeting of stockholders; “Executive Compensation—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards” in Liberty TripAdvisor’s Definitive Proxy Statement on Schedule 14A with respect to its 2024 annual meeting of stockholders; “Executive Compensation—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards” in Liberty Broadband’s Definitive Proxy Statement on Schedule 14A with respect to its 2024 annual meeting of stockholders; and “Executive Compensation—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards” in Atlanta Brave’s Holdings’ Definitive Proxy Statement on Schedule 14A with respect to its 2024 annual meeting of stockholders.
Chief Performance Awards. Consistent with our practice since December 2014 of granting a combination of multiyear stock options and annual performance awards to senior officers, in March 2023, our compensation committee granted to Messrs. Wendling and Rosenthaler and Ms. Wilm, 5,284, 9,545 and 9,545 performance-based RSUs with respect to LSXMK (which, following the adjustments made in connection with the Reclassification, refer to performance-based RSUs with respect to LSXMK and LLYVK), respectively, 1,500, 2,709 and 2,709 performance-based RSUs with respect to BATRK (which, following the Split-Off represented performance-based RSUs with respect to Atlanta Braves Holdings), respectively, and 3,626, 6,550 and 6,550 performance-based RSUs with respect to FWONK (which, following the adjustments made in connection with the Reclassification, refer to performance-based RSUs with respect to FWONK and LLYVK), respectively, on March 3, 2023 (collectively, the 2023 Chief RSUs). The 2023 Chief RSUs would vest subject to the satisfaction of the performance objectives described below.
Our compensation committee reviewed the 2023 financial performance of our company along with the 2023 personal performance of Messrs. Wendling and Rosenthaler and Ms. Wilm and considered the recommendations from Mr. Maffei, who recommended that our committee vest 100% of the 2023 Chief RSUs based on his assessment of their individual performance against the goals established in connection with the performance cash bonus program and his general observation of their leadership and executive performance. Accordingly, our compensation committee approved vesting in full of the 2023 Chief RSUs previously granted to Messrs. Wendling and Rosenthaler and Ms. Wilm (with the compensation committee of the board of directors of Atlanta Braves Holdings approving the vesting of the BATRK RSUs).
Multiyear Equity Awards
Our compensation committee makes larger equity award grants (equaling approximately three to four years’ value of the named executive officer’s annual grants) that vest over such years, rather than making annual grants over the same period. These multiyear grants may provide for delayed vesting and, when granted as stock options, generally expire seven years after grant to encourage executives to remain with our company over the long-term and to better align their interests with those of the stockholders.
Prior Chief Multiyear Awards. Messrs. Wendling and Rosenthaler and Ms. Wilm each received a multiyear stock option award in December 2020, which equaled the value of, for Messrs. Wendling and Rosenthaler, the annual grants that were expected to be granted to each for the period from January 1, 2021 through December 31, 2023, and for Ms. Wilm, a top up in value over grants already made for the same period to reflect the increased responsibilities associated with her new role beginning in 2021 of Chief Administrative Officer. One-half of each named executive officer’s options vested on each of December 10, 2022 and December 10, 2023. See the “Outstanding Equity Awards at Fiscal-Year End” table below for more information about the 2020 NEO Multiyear Options.
2023 Chief Multiyear Options and RSUs. Mr. Wendling and Ms. Wilm each received the following multiyear stock option award and multiyear RSU award in December 2023 (the 2023 Chief Multiyear Options and 2023 Chief Multiyear RSUs, respectively), which equaled the value of the annual grants that were expected to be granted to each for the period from January 1, 2024 through December 31, 2026 by each of our company and, as described in more detail below, Qurate Retail:
	Multiyear Options		Multiyear RSUs
Name	FWONK	LLYVK	FWONK	LSXMK	LLYVK
Brian J. Wendling	27,321	8,422	11,149	16,794	3,397
Renee L. Wilm	53,310	16,434	21,753	32,768	6,629
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EXECUTIVE COMPENSATION
The 2023 Chief Multiyear Options have exercise prices of $62.92 with respect to FWONK and $33.97 with respect to LLYVK, vest in substantially equal installments on each of December 8, 2024, December 8, 2025 and December 8, 2026 and expire on the seventh anniversary of the grant date. The 2023 Chief Multiyear RSUs vest in substantially equal installments on each of December 9, 2024, December 9, 2025 and December 9, 2026. See the “Grants of Plan-Based Awards” and the “Outstanding Equity Awards at Fiscal Year-End” tables below for more information about the 2023 Chief Multiyear Options and 2023 Chief Multiyear RSUs.
Given Mr. Rosenthaler’s retirement, Mr. Rosenthaler did not receive multiyear option or RSU awards. Qurate Retail will reimburse Liberty Media for a portion of the grant date fair value of Mr. Wendling’s and Ms. Wilm’s 2023 Chief Multiyear Options and 2023 Chief Multiyear RSUs (approximately $333,832 and $651,380, respectively), which reimbursements have been and will be paid quarterly over 2024. Due to the timing of these grants and Mr. Rosenthaler’s retirement, Qurate Retail would not have granted multiyear awards to Mr. Rosenthaler.
2023 Chief Supplemental Multiyear RSUs. In order to supplement the intended value of the 2020 NEO Multiyear Options, Mr. Wendling and Ms. Wilm received 4,328 and 7,818 time-based FWONK RSUs, respectively and 3,569 and 6,446 LLYVK time-based RSUs, respectively, on December 8, 2023 (collectively, the 2023 Chief Supplemental RSUs). Thirty-three percent of the 2023 Chief Supplemental RSUs vested on December 14, 2023, 33% will vest on December 9, 2024 and 34% will vest on December 9, 2025. See the “Grants of Plan-Based Awards” and the “Outstanding Equity Awards at Fiscal Year-End” tables below for more information about the 2023 Chief Supplemental RSUs.
Given Mr. Rosenthaler’s retirement, Mr. Rosenthaler did not receive supplemental RSU awards.
PERQUISITES AND OTHER PERSONAL BENEFITS
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees, such as matching contributions to the Liberty Media 401(k) Savings Plan and the payment of life insurance premiums) consist of:
•
limited personal use of corporate aircraft;

•
in the case of Mr. Maffei, payment of legal expenses pertaining to his employment arrangement;

•
occasional, personal use of an apartment in New York City owned by a subsidiary of our company, which is primarily used for business purposes, and occasional, personal use of a company car and driver;

•
a deferred compensation plan; and

•
in the case of Mr. Malone, an annual allowance of $1 million for personal expenses provided pursuant to the terms of his employment agreement (see “—Executive Compensation Arrangements—John C. Malone”).

Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. Other than as contemplated by Mr. Malone’s employment agreement, we have not provided gross-up payments to our executives in connection with any such taxable income incurred during the past three years.
Aircraft Usage. On occasion, and with the appropriate approvals, executives may have family members and other guests accompany them on our corporate aircraft when traveling on business. Under the terms of the employment arrangements with our Chairman and our Chief Executive Officer, our Chairman and our Chief Executive Officer and their guests may use the corporate aircraft for non-business purposes subject to specified limitations.
Pursuant to a February 5, 2013 letter agreement between us and Mr. Maffei, Mr. Maffei is entitled to 120 hours per year of personal flight time through the first to occur of (i) the termination of his employment, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2023, pursuant to November 11, 2015 and December 13, 2019 letter agreements between us and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed us for such usage through the first to occur of (i) the termination of his employment or (ii) the cessation of ownership or lease of corporate aircraft. If Mr. Maffei’s employment is terminated due to disability, for good reason or without cause, Mr. Maffei would be entitled to continued use of our company’s aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the Standard Industry Fare Level (SIFL) rates, for all personal use of our corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with our company for travel. Flights where there are no passengers on company-owned aircraft are not charged against the 120
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EXECUTIVE COMPENSATION
hours of personal flight time per year allotted to Mr. Maffei if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company-owned aircraft.
The cost of Mr. Malone’s personal use of our corporate aircraft, calculated in accordance with SIFL, counts toward his $1 million personal expense allowance (described above).
For disclosure purposes, we determine the aggregate incremental cost to our company of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because our company’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
Pursuant to our aircraft time sharing agreements with Qurate Retail, Liberty TripAdvisor, Liberty Broadband and Atlanta Braves Holdings, each of these companies pays us for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Malone or Mr. Maffei using our corporate aircraft that are allocable to such company. For Mr. Maffei, allocations made to Qurate Retail, Liberty TripAdvisor, Liberty Broadband and Atlanta Braves Holdings include his corporate aircraft use relating to such company’s business matters and each Service Company’s allocable portion of the approved personal use of our aircraft. Pursuant to our aircraft time sharing agreements with Mr. Maffei, Mr. Maffei was responsible for reimbursing us for costs associated with his 50 additional hours per year of personal flight time and such costs include the expenses listed above, insurance obtained for the specific flight and an additional charge equal to 100% of the aircraft fuel and oil expenses for the specific flight.
For purposes of determining an executive’s taxable income, personal use of our aircraft is valued using a method based on SIFL rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount we may deduct for U.S. federal income tax purposes for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Code to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million. See “—Deductibility of Executive Compensation” below.
DEFERRED COMPENSATION
To help accommodate the tax and estate planning objectives of the named executive officers, as well as other executives with the title of Assistant Vice President and above, our Board of Directors assumed the previously established Liberty Media Corporation 2006 Deferred Compensation Plan (as amended and restated). Under that plan, participants could elect to defer up to 50% of their base salary and up to 100% of their cash performance bonus that were allocable to our company. Compensation deferred under the plan that otherwise would have been received prior to 2015 would earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For 2021, 2022 and 2023 the rate was 6.5%, 6.5% and 9.125%, respectively. Since September 2011, the named executive officers may not participate in the plan with respect to any portion of their cash performance bonuses paid by Qurate Retail or any other Service Company. For more information on this plan and the amendments that became effective January 1, 2016, see “—Executive Compensation Arrangements—2006 Deferred Compensation Plan and the “Nonqualified Deferred Compensation Plans” table below.
LIBERTY MEDIA CORPORATION / 59

EXECUTIVE COMPENSATION
We provide Mr. Malone with certain deferred compensation arrangements that were entered into by our predecessors and assumed by us in connection with the various restructurings that we have undergone. Beginning in February 2009, Mr. Malone began receiving accelerated payments under those deferred compensation arrangements. For more information on these arrangements, see “—Executive Compensation Arrangements—John C. Malone” below.
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
In developing the 2023 compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Code was considered. That provision prohibits the deduction of compensation of more than $1 million paid to certain executives, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. Therefore, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
RECOUPMENT PROVISIONS
In August 2023, the Board of Directors approved a policy for the recovery or erroneously awarded compensation, or “clawback” policy, applicable to executive officers. The policy implements the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 as required under the Nasdaq listing standards, and requires recovery of incentive-based compensation received by current or former executive officers during the three fiscal years preceding the date it is determined that our company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure. In addition, our company has maintained its recoupment provisions whereby our company may require an executive to repay or return to our company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or SARs). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. Under these recoupment provisions, the cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement, and the compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation. Additionally, beginning in December 2020, we began including in new forms of equity-based award agreements a right, in favor of our company, to require the executive to repay or return to our company, upon a reasonable determination by our compensation committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or any time after such breach.
STOCK OWNERSHIP GUIDELINES AND HEDGING POLICIES
Our Board of Directors has adopted stock ownership guidelines that generally require our executive officers to own shares of our company’s stock equal to at least three times the value of the annual performance RSUs granted by our company
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to such executive officer, or in the case of Mr. Maffei, three times the value of the annual performance RSUs or annual option awards, as selected by Mr. Maffei, with the required ownership level automatically adjusted following these annual grants. Our executive officers generally have five years from the date of their appointment to an executive officer role to comply with these guidelines. For information regarding our policies with respect to the ability of our officers and directors to hedge or offset any decrease in the market value of our equity securities, see “Security Ownership of Certain Beneficial Owners and Management—Hedging Disclosure.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee members whose names appear on the Compensation Committee Report below comprised the compensation committee during 2023. No member of our compensation committee during 2023 is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.
COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” above. Based on such review and discussions, the compensation committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
M. Ian G. Gilchrist
Andrea L. Wong
Larry E. Romrell
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EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Name and Principal Position (as of 12/31/23)	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)(7)(8)	Total ($)
John C. Malone Chairman of the Board	2023	2,925	—	—	—	—	151,022	1,111,591(9)	1,265,538
	2022	2,925	—	—	—	—	167,083	1,140,354(9)	1,310,362
	2021	2,925	—	—	—	—	181,387	933,432(9)	1,117,744
Gregory B. Maffei President and Chief Executive Officer	2023	1,620,000	—	7,131,983	3,822,432	14,274,900	1,111,010	694,868(10)(11)	28,655,193
	2022	1,470,000	—	—	7,800,250	11,703,650	699,014	690,093(10)(11)	22,363,007
	2021	1,230,000	—	3,954,951	3,521,474	11,709,600	667,127	492,617(10)(11)	21,575,769
Brian J. Wendling Principal Financial Officer and Chief Accounting Officer	2023	507,725	—	2,146,693	817,515	546,585	184,560	27,785	4,230,863
	2022	495,946	—	342,937	—	426,792	146,169	26,498	1,438,342
	2021	535,670	—	337,126	—	396,065	143,037	27,332	1,439,230
Albert E. Rosenthaler Former Chief Corporate Development Officer	2023	1,119,483	—	883,043	—	1,000,032	14,784	38,093	3,055,435
	2022	1,032,147	—	619,463	—	780,859	—	39,602	2,472,071
	2021	891,966	—	608,985	—	724,639	—	36,078	2,261,668
Renee L. Wilm(12) Chief Legal Officer and Chief Administrative Officer	2023	1,070,427	—	4,060,747	1,595,182	1,107,351	—	30,892	7,864,599
	2022	1,009,837	—	619,463	—	864,545	—	28,473	2,522,318
	2021	881,280	—	608,985	—	758,782	—	24,568	2,273,615

(1)
Represents only that portion of each named executive officer’s salary that was allocated to our company with respect to the years ended December 31, 2023, 2022 and 2021. The portion of Mr. Maffei’s base salary attributable to the former Braves Group is reported in the “Summary Compensation Table” in Atlanta Braves Holdings’ Definitive Proxy Statement on Schedule 14A with respect to its 2024 annual meeting of stockholders. For a description of the allocation of compensation between our company each of the Service Companies for 2023, 2022 and 2021, see “—Compensation Discussion and Analysis—Services Agreements” above.

(2)
Reflects, as applicable, the grant date fair value of the RSUs and restricted shares granted to our named executive officers during 2023, 2022 and 2021. The table reflects the grant date fair value of the 2023 Maffei FWONK RSUs, 2023 Maffei BATRK RSUs, 2023 Chief RSUs, 2023 Chief Multiyear RSUs, 2023 Chief Supplemental RSUs, the performance-based RSUs granted to Mr. Maffei in 2021 with respect to shares of FWONK and BATRK stock in satisfaction of our obligations under the 2019 Maffei Employment agreement and the performance-based RSUs granted to Messrs. Wendling and Rosenthaler and Ms. Wilm in 2022 and 2021. A maximum payout equal to 1.5 times the target number of 2023 Maffei FWONK RSUs, 2023 Maffei BATRK RSUs and the performance-based RSUs granted to Mr. Maffei in 2021 with respect to shares of FWONK and BATRK, or $9,083,135, $1,614,840, $4,462,500 and $1,312,500, respectively, of grant value was established. The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 14 to our consolidated financial statements for the year ended December 31, 2023 (which are included in our 2023 Form 10-K).

(3)
The grant date fair value of 2023, 2022 and 2021 stock option awards, including the 2023 Chief Multiyear Options, the options granted to Mr. Maffei in 2022 with respect to shares of FWONK, LSXMK and BATRK and the options granted to Mr. Maffei in 2021 with respect to LSXMK, in each case, in satisfaction of our obligations under the 2019 Maffei Employment Agreement, have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 14 to our consolidated financial statements for the year ended December 31, 2023 (which are included in the 2023 Form 10-K).

(4)
Represents each named executive officer’s annual performance-based bonus. For a description of our allocable portion of the annual performance-based bonuses for 2023 (and the impact of the Split-Off thereon), see “—Executive Compensation—2023 Performance-Based Bonuses.”

(5)
Reflects the above-market earnings credited during 2023, 2022 and 2021 to the deferred compensation accounts of each applicable named executive officer. See “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Deferred Compensation,” “Executive Compensation—Executive Compensation Arrangements—John C. Malone,” and the “Nonqualified Deferred Compensation Plans” table below.

(6)
Included in this column are the following life insurance premiums paid on behalf of each of the named executive officers and allocated to our company under the 2019 Maffei Employment Agreement and the applicable amended services agreements. The

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portion of Mr. Maffei’s 2023 life insurance premium attributable to the former Braves Group is reported in the “Summary Compensation Table” in Atlanta Braves Holdings’ Definitive Proxy Statement on Schedule 14A with respect to its 2024 annual meeting of stockholders.
	Amounts ($)
Name	2023	2022	2021
John C. Malone	2,781	2,781	2,781
Gregory B. Maffei	4,063	3,687	3,085
Brian J. Wendling	2,045	2,098	1,522
Albert E. Rosenthaler	7,073	6,847	6,094
Renee L. Wilm	1,522	1,522	1,368

(7)
We make available to our personnel, including our named executive officers, tickets to various sporting events with no aggregate incremental cost attributable to any single person.

Beginning in 2020, our company’s named executive officers were afforded the opportunity to use a portion of Liberty Media’s fractional ownership contract with NetJets for personal use, provided that each such named executive officer or director was responsible for reimbursing Liberty Media for costs associated therewith. This opportunity expired on February 28, 2021. However, from time to time, with the approval of the Chief Executive Officer, our named executive officers are permitted to use a portion of our NetJets contract for personal use, provided they reimburse Liberty Media for costs associated therewith.
(8)
The Liberty Media 401(k) Savings Plan provides employees with an opportunity to save for retirement. The Liberty Media 401(k) Savings Plan participants may contribute up to 75% of their eligible compensation on a pre-tax basis to the plan and an additional 10% of their eligible compensation on an after-tax basis (subject to specified maximums and IRS limits), and we contribute a matching contribution that vests based upon the participants’ years of service and is based on the participants’ own contributions up to the maximum matching contribution set forth in the plan. Our company receives reimbursements from Qurate Retail under the Qurate Retail Services Agreement for Qurate Retail’s allocable portion of the matching contribution for all of the named executive officers and from the other Service Companies under their respective services agreements for their respective allocable portion of the matching contributions for Mr. Maffei. Participant contributions to the Liberty Media 401(k) Savings Plan are fully vested upon contribution.

Generally, participants acquire a vested right in our matching contributions as follows:
Years of Service	Vesting Percentage
Less than 1	0%
1 - 2	33%
2 - 3	66%
3 or more	100%
Included in this column, with respect to each named executive officer are the below matching contributions made by and allocated to our company under the Liberty Media 401(k) Savings Plan in 2023, 2022 and 2021. The portion of Mr. Maffei’s 401(k) matching contribution attributable to the former Braves Group is reported in the “Summary Compensation Table” in Atlanta Braves Holdings’ Definitive Proxy Statement on Schedule 14A with respect to its 2024 annual meeting of stockholders.
	Amounts ($)
Name	2023	2022	2021
John C. Malone	24,750	22,875	21,750
Gregory B. Maffei	17,820	14,945	11,890
Brian J. Wendling	25,740	24,400	25,810
Albert E. Rosenthaler	31,020	27,755	23,490
Renee L. Wilm	29,370	26,951	23,200
With respect to these matching contributions, all of our named executive officers are fully vested.
LIBERTY MEDIA CORPORATION / 63

EXECUTIVE COMPENSATION
(9)
Includes the following amounts which were allocated to our company under the Qurate Retail Services Agreement:

	Amounts ($)
	2023	2022	2021
Reimbursement for personal legal, accounting and tax services	45,000	45,000	45,000
Compensation related to personal use of corporate aircraft(a)	391,767	400,904	180,308
Tax payments made on behalf of Mr. Malone	643,841	665,306	680,663

(a)
Calculated based on aggregate incremental cost of such usage to our company.

Also includes miscellaneous personal expenses, such as courier charges.
(10)
Includes the below amounts which were allocated to our company under the 2019 Maffei Employment Agreement for 2023, 2022 and 2021. The portion attributable to the former Braves Group is reported in the “Summary Compensation Table” in Atlanta Braves Holdings’ Definitive Proxy Statement on Schedule 14A with respect to its 2024 annual meeting of stockholders.

	Amounts ($)
	2023	2022	2021
Compensation related to personal use of corporate aircraft(a)	665,965	668,227	470,836

(a)
Calculated based on aggregate incremental cost of such usage to our company.

(11)
We own an apartment in New York City which is primarily used for business purposes. Mr. Maffei occasionally used this apartment for personal reasons during the years indicated above. From time to time, we pay the cost of miscellaneous shipping and catering expenses for Mr. Maffei.

(12)
Ms. Wilm assumed the role of Chief Administrative Officer in January 2021.

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EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION ARRANGEMENTS
JOHN C. MALONE
Mr. Malone’s employment agreement and his deferred compensation arrangements with our predecessor companies, as described below, have been assigned to our company. The term of Mr. Malone’s employment agreement is extended daily so that the remainder of the employment term is five years. The employment agreement was amended in June 1999 to provide for, among other things, an annual salary of $2,600 (which was increased to $3,900 in 2014), subject to increase with Board approval. The employment agreement was amended in 2003 to provide for payment or reimbursement of personal expenses, including professional fees and other expenses incurred by Mr. Malone for estate, tax planning and other services, and for personal use of corporate aircraft and flight crew. The aggregate amount of such payments or reimbursements and the value of his personal use of corporate aircraft was originally limited to $500,000 per year but increased to $1 million effective January 1, 2007 by the Qurate Retail compensation committee. Although the “Summary Compensation Table” above reflects the portion of the aggregate incremental cost of Mr. Malone’s personal use of our corporate aircraft attributable to our company, the value of his aircraft use for purposes of his employment agreement is determined in accordance with SIFL, which aggregated $71,604 for use of the aircraft during the year ended December 31, 2023. Qurate Retail is allocated, and reimburses us for, portions of the other components of the payments/reimbursements to Mr. Malone described above.
In December 2008, the Qurate Retail compensation committee determined to modify Mr. Malone’s employment arrangements to permit Mr. Malone to begin receiving fixed monthly payments in 2009, in advance of a termination event, in satisfaction of its obligations to him under a 1993 deferred compensation arrangement, a 1982 deferred compensation arrangement and an installment severance plan, in each case, entered into with him by Qurate Retail’s predecessors (and which had been assumed by Qurate Retail). At the time of the amendment, the amounts owed to Mr. Malone under these arrangements aggregated approximately $2.4 million, $20 million and $39 million, respectively. As a result of these modifications, Mr. Malone receives 240 equal monthly installments, which commenced February 2009, of: (1) approximately $20,000 under the 1993 deferred compensation arrangement, (2) approximately $237,000 under the 1982 deferred compensation arrangement and (3) approximately $164,000 under the installment severance plan. Interest ceased to accrue under the installment severance plan once these payments began; however, interest continues to accrue on the 1993 deferred compensation arrangement at a rate of 8% per annum and on the 1982 deferred compensation arrangement at a rate of 13% per annum. In 2013, we assumed these payment obligations.
Under the terms of Mr. Malone’s employment agreement, he is entitled to receive upon the termination of his employment at our election for any reason (other than for death or “cause”), a lump sum equal to his salary for a period of five full years following termination (calculated on the basis of $3,900 per annum, the lump sum severance payment). As described above, we assumed Mr. Malone’s employment agreement and all outstanding obligations thereunder, and Qurate Retail will reimburse us for its allocated portion of any such lump sum severance payments made thereunder.
For a description of the effect of any termination event or a change in control of our company on his employment agreement, see “—Potential Payments Upon Termination or Change in Control” below
GREGORY B. MAFFEI
2019 Employment Arrangement
On December 13, 2019, our compensation committee approved a compensation arrangement with Mr. Maffei. The arrangement covers the terms of Mr. Maffei’s employment during a five year employment term beginning January 1, 2020 and ending December 31, 2024, with an annual base salary of $3 million (with no contracted increase) and a one-time cash commitment bonus of $5 million, an annual target cash performance bonus equal to $17 million (with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee), upfront equity awards and annual equity awards. Mr. Maffei’s compensation arrangement was memorialized in the 2019 Maffei Employment Agreement, dated as of December 13, 2019.
The arrangement provides that, in the event Mr. Maffei is terminated for cause (as defined in the 2019 Maffei Employment Agreement), he will be entitled to only his accrued base salary, any unpaid expense reimbursements and any amounts due under applicable law, and he will forfeit any unvested portion of his Upfront Awards (as defined below). If Mr. Maffei is
LIBERTY MEDIA CORPORATION / 65

EXECUTIVE COMPENSATION
terminated by Liberty Media without cause or if Mr. Maffei terminates his employment for good reason (as defined in the 2019 Maffei Employment Agreement), in either case, before the close of business on December 31, 2024, subject to the execution of releases by our company and Mr. Maffei in a form to be mutually agreed, he is entitled to (i) his accrued base salary, any accrued but unpaid bonus for the prior completed year, any unpaid expense reimbursements and any amounts due under applicable law (the Standard Entitlements), (ii) a severance payment of two times his base salary during the year of his termination to be paid in equal installments over 24 months, (iii) fully vested shares with an aggregate grant date fair value of $35 million consisting of shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor, Liberty Broadband and Atlanta Braves Holdings, (iv) full vesting of his Upfront Awards (as defined below) and full vesting of the Annual Awards (as defined below) for the year in which the termination occurs (including the grant and full vesting of such Annual Awards if the termination occurs before they have been granted), (v) a lump sum cash payment of two times the average annual cash performance bonus paid for the two calendar years ending prior to the termination, but in no event less than two times his target annual cash performance bonus of $17 million, with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor, Liberty Broadband and Atlanta Braves Holdings, (vi) a lump sum cash payment equal to the greater of (x) $17 million or (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination (including the date of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor, Liberty Broadband and Atlanta Braves Holdings, and (vii) continued use for 12 months after such termination of certain services and perquisites provided by our company, including continued aircraft benefits consistent with those provided to him during the period of his employment (collectively referred to as the Severance Benefits). If Mr. Maffei terminates his employment without good reason (as defined in the 2019 Maffei Employment Agreement), he will be entitled to the Standard Entitlements, pro rata vesting of any unvested Upfront Awards (as defined below) (based on the number of days that have elapsed during the four-year vesting period), pro rata vesting of his Annual Awards for the year of termination (based on the elapsed number of days in the calendar year of termination) and a pro rata portion of $17 million (based on the elapsed number of days in the calendar year of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of our non-voting common stock and/or the common stock of other Service Companies. Any Annual Performance RSUs (as defined below) for the year of termination that are unvested on the date of termination will remain outstanding until the performance criteria is determined and will vest pro rata (based upon the elapsed number of days in the calendar year of termination) to the extent determined by our compensation committee (at a level not less than 100% of the target award). Lastly, in the case of Mr. Maffei’s death or disability, he will be entitled to the Severance Benefits. The 2019 Maffei Employment Agreement also contains other customary terms and conditions.
Maffei Term Equity Awards
In connection with the execution of the 2019 Maffei Employment Agreement, Mr. Maffei became entitled to receive term equity awards with an aggregate grant date fair value of $90 million (the Upfront Awards) to be granted in two equal tranches. The first tranche of the Upfront Awards was granted in December 2019 and consisted of time-vested stock options from each of Liberty Media, Qurate Retail, Liberty Broadband and GCI Liberty and time-vested restricted stock units from Liberty TripAdvisor that vested, in each case, on December 31, 2023 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vested on December 15, 2023). Liberty Media’s portion of the Upfront Awards granted in December 2019 had an aggregate grant date fair value of $19,800,000 and consisted of stock options to purchase 927,334 shares LSXMK, 313,342 shares of BATRK and 588,954 shares FWONK, with exercise prices of $47.11, $29.10 and $43.85, respectively, each with a term of seven years.
The second tranche of the Upfront Awards was granted in December 2020 and consisted of time-vested stock options from each of Liberty Media, Qurate Retail, Liberty Broadband and GCI Liberty and time-vested restricted stock units from Liberty TripAdvisor. The Upfront Awards granted in December 2020 will vest, in each case, on December 31, 2024 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vests on December 7, 2024), subject to Mr. Maffei’s continued employment, except as described below. Liberty Media’s portion of the Upfront Awards granted in December 2020 had an aggregate grant date fair value of $18,450,000 and consisted of stock options to purchase 665,140 shares LSXMK, 352,224 shares of BATRK and 544,508 shares FWONK, with exercise prices of $42.13, $26.36 and $43.01, respectively, each with a term of seven years (the 2020 Maffei Term Options).
In connection with the Split-Off, all Upfront Awards held by Mr. Maffei with respect to BATRK (the Liberty Braves Upfront Awards) were substituted by Atlanta Braves Holdings into equity awards with respect to the corresponding series of Atlanta Braves Holdings common stock, subject to the same terms and conditions of the original Liberty Braves Upfront
66 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Awards granted by our company. In connection with the Formula One Distribution, all Upfront Awards held by Mr. Maffei with respect to FWONK were adjusted, subject to the antidilution provisions of the relevant incentive plan under which they were granted. In connection with the completion of the Reclassification, all Upfront Awards held by Mr. Maffei with respect to LSXMK were adjusted into equity awards with respect to the corresponding series of LSXMK and LLYVK, and all Upfront Awards held by Mr. Maffei with respect to FWONK, as adjusted in connection with the Formula One Distribution, were adjusted into equity awards with respect to the corresponding series of FWONK and LLYVK, in each case, subject to the antidilution provisions of the relevant incentive plan under which they were granted and subject to the same terms and conditions as the original equity award.
Annual Awards
The aggregate grant date fair value of Mr. Maffei’s annual equity awards is $17.5 million for each year during the term of the 2019 Maffei Employment Agreement and is comprised of awards of time-vested stock options (the Annual Options), performance-based restricted stock units (the Annual Performance RSUs) or a combination of award types, at Mr. Maffei’s election, allocable across Liberty Media and each of the Service Companies (collectively, the Annual Awards). Vesting of any Annual Performance RSUs will be subject to the achievement of one or more performance metrics to be approved by our compensation committee and the compensation committee of the applicable Service Company with respect to its respective allocable portion of the Annual Performance RSUs. At Liberty Media, Mr. Maffei’s annual equity awards will be issued with respect to our non-voting common stock. For a description of Mr. Maffei’s Annual Awards, see “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards.”
Aircraft Usage
We are party to a February 5, 2013 letter agreement with Mr. Maffei, pursuant to which he is entitled to personal use of corporate aircraft not to exceed 120 hours of flight time per year through the first to occur of (i) the termination of his employment, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2023, pursuant to the November 11, 2015 and December 13, 2019 letter agreements between us and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed us for such usage through the first to occur of (i) the termination of his employment or (ii) the cessation of ownership or lease of corporate aircraft. If Mr. Maffei’s employment is terminated due to disability, for good reason or without cause, Mr. Maffei would be entitled to continued use of our company’s aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the SIFL value, for all personal use of our corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with our company. Pursuant to our aircraft time sharing agreements with Qurate Retail, Liberty TripAdvisor, Liberty Broadband and Atlanta Braves Holdings, such entities pay us for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Maffei using our corporate aircraft that are allocable to these entities. Qurate Retail, Liberty TripAdvisor, Liberty Broadband and Atlanta Braves Holdings reimburse us for Mr. Maffei’s use of our corporate aircraft for such entity’s business, as the case may be, while Qurate Retail also reimburses us for Mr. Maffei’s personal use of our corporate aircraft. Pursuant to our aircraft time sharing agreements with Mr. Maffei, Mr. Maffei reimburses us for costs associated with his up to 50 hours of personal use of our corporate aircraft under the November 11, 2015 and December 13, 2019 letter agreements. Flights where there are no passengers on company-owned aircraft are not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company-owned aircraft.
EQUITY INCENTIVE PLANS
The 2022 incentive plan is administered by the compensation committee of our Board of Directors. The compensation committee has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2022 incentive plan is designed to provide additional remuneration to certain employees and independent contractors for exceptional service and to encourage their investment in our company. Our compensation committee may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the 2022 incentive plan (collectively, incentive plan awards).
LIBERTY MEDIA CORPORATION / 67

EXECUTIVE COMPENSATION
Pursuant to the 2022 incentive plan, our company may grant awards in respect of a maximum of 21.3 million shares of our common stock plus the shares remaining available for awards under the prior 2017 incentive plan, as of close of business on May 24, 2022, the effective date of the 2022 incentive plan. Any forfeited shares from the 2017 incentive plan shall also be available again under the 2022 incentive plan. Available shares are subject to anti-dilution and other adjustment provisions of the 2022 incentive plan. No nonemployee director may be granted during any calendar year incentive plan awards having a value (as determined on the grant date of such award) in excess of $1 million. Shares of our common stock issuable pursuant to incentive plan awards made under the 2022 incentive plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company. The 2022 incentive plan has a five-year term.
2006 DEFERRED COMPENSATION PLAN
Our company maintains the Liberty Media Corporation 2006 Deferred Compensation Plan (as amended and restated, the 2006 deferred compensation plan), under which officers at the level of Assistant Vice President and above are eligible to elect to defer up to 50% of such officer’s annual base salary and 100% of cash performance bonuses. These deferral elections must be made in advance of certain deadlines and may include (1) the selection of a payment date, which generally may not be later than 30 years from the end of the year in which the applicable compensation is initially deferred, and (2) the form of distribution, such as a lump-sum payment or substantially equal annual installments over two to five years for elections made prior to January 1, 2016 or two to ten years for elections made on or after January 1, 2016.
In addition to the accelerated distribution events described under “Potential Payments Upon Termination or Change in Control” below, at the eligible officer’s request, if the compensation committee determines that such officer has suffered a financial hardship, it may authorize immediate distribution of amounts deferred under the 2006 deferred compensation plan.
Compensation deferred under the 2006 deferred compensation plan that otherwise would have been received prior to 2015 would earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the 2006 deferred compensation plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For amounts deferred on or after January 1, 2015, the compensation committee may not change the applicable interest rate in effect after a change of control has occurred. For 2023 the rate was 9.125%.
Our Board of Directors reserves the right to terminate the 2006 deferred compensation plan at any time. An optional termination by our Board of Directors will not result in any distribution acceleration.
PAY RATIO INFORMATION
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Maffei, our chief executive officer on December 31, 2023, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2023, which consisted of employees located in the U.S., Belgium, Canada, Malaysia, Philippines, Poland, Romania and the United Kingdom, representing all full-time, part-time, seasonal and temporary employees employed by our company and our consolidated subsidiaries, Sirius XM, Formula 1, Las Vegas Grand Prix and LV Diamond Property, on that date. Using information from our payroll records and Form W-2s (or its equivalent for non-U.S. employees), we then measured each employee’s gross wages for calendar year 2023, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, if any, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2023. Also, we did not annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the gross wages information.
We determined that the median employee’s total compensation for calendar year 2023, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above.
68 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$28,655,193
Median Employee Total Annual Compensation	$154,085
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	186:1
LIBERTY MEDIA CORPORATION / 69

EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2023 to the named executive officers (other than Mr. Malone, who did not receive any grants).
Upon completion of the Split-Off, awards with respect to BATRK are no longer outstanding at our company as they were adjusted pursuant to the anti-dilution provisions of the incentive plan under which the awards were granted, such that the applicable award was substituted for an award with respect to an equivalent number of shares of the corresponding series of Atlanta Braves Holdings common stock.
References to FWONK and LSXMK in the following table, in each case where the “Grant Date” is March 3, 2023, mean FWONK and LSXMK, respectively, as they existed prior to the Reclassification.
Following the Formula One Distribution, the FWONK awards granted on March 3, 2023 were adjusted pursuant to the anti-dilution provision of the incentive plan under which the applicable award was granted. Upon the completion of the Reclassification, the LSXMK awards and FWONK awards (as adjusted in connection with the Formula One Distribution), in each case, granted on March 3, 2023, were adjusted pursuant to the anti-dilution provision of the incentive plan under which the awards were granted, such that a LSXMK award was adjusted into corresponding LSXMK and LLYVK awards and a FWONK award was adjusted into corresponding FWONK and LLYVK awards.
Name	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)
Gregory B. Maffei
	03/03/2023(3)	—	10,370,000	20,740,000	—	—	—	—	—	—	—
FWONK	03/03/2023(4)	—	—	—	—	80,610	120,915	—	—	—	6,055,423
LSXMK	03/03/2023	—	—	—	—	—	—	—	369,606(5)	31.19	3,822,432
BATRK	03/03/2023(4)	—	—	—	—	31,259	46,889	—	—	—	1,076,560
Brian J. Wendling
	03/03/2023(3)	—	397,067	794,133	—	—	—	—	—	—	—
FWONK	03/03/2023(4)	—	—	—	—	3,626	—	—	—	—	272,385
LSXMK	03/03/2023(4)	—	—	—	—	5,284	—	—	—	—	164,808
BATRK	03/03/2023(4)	—	—	—	—	1,500	—	—	—	—	51,660
FWONK	12/08/2023	—	—	—	—	—	—	11,149(6)	—	—	701,495
LSXMK	12/08/2023	—	—	—	—	—	—	16,794(6)	—	—	447,392
LLYVK	12/08/2023	—	—	—	—	—	—	3,397(6)	—	—	115,396
FWONK	12/08/2023	—	—	—	—	—	—	4,328(7)	—	—	272,318
LLYVK	12/08/2023	—	—	—	—	—	—	3,569(7)	—	—	121,239
FWONK	12/08/2023	—	—	—	—	—	—	—	27,321(8)	62.92	702,089
LLYVK	12/08/2023	—	—	—	—	—	—	—	8,422(8)	33.97	115,426
Albert E.Rosenthaler
	03/03/2023(3)	—	726,473	1,452,945	—	—	—	—	—	—	—
FWONK	03/03/2023(4)	—	—	—	—	6,550	—	—	—	—	492,036
LSXMK	03/03/2023(4)	—	—	—	—	9,545	—	—	—	—	297,709
BATRK	03/03/2023(4)	—	—	—	—	2,709	—	—	—	—	93,298
Renee L. Wilm
	03/03/2023(3)	—	733,664	1,467,327	—	—	—	—	—	—	—
FWONK	03/03/2023(4)	—	—	—	—	6,550	—	—	—	—	492,036
LSXMK	03/03/2023(4)	—	—	—	—	9,545	—	—	—	—	297,709
BATRK	03/03/2023(4)	—	—	—	—	2,709	—	—	—	—	93,298
FWONK	12/08/2023	—	—	—	—	—	—	21,753(6)	—	—	1,368,699
LSXMK	12/08/2023	—	—	—	—	—	—	32,768(6)	—	—	872,940
LLYVK	12/08/2023	—	—	—	—	—	—	6,629(6)	—	—	225,187
FWONK	12/08/2023	—	—	—	—	—	—	7,818(7)	—	—	491,909
LLYVK	12/08/2023	—	—	—	—	—	—	6,446(7)	—	—	218,971
FWONK	12/08/2023	—	—	—	—	—	—	—	53,310(8)	62.92	1,369,949
LLYVK	12/08/2023	—	—	—	—	—	—	—	16,434(8)	33.97	225,233
70 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
(1)
Our 2023 performance-based bonus program does not provide for a threshold bonus amount. The amounts in the Target column represent the target amount that would have been payable to each named executive officer upon satisfaction of the performance criteria under the 2023 performance-based bonus program. The amounts in the Maximum column represent the maximum amount that could have been payable to each executive officer. These amounts are based on the portion of the named executive officers’ 2023 compensation allocated to our company in March 2023, when the performance-based bonus program was established. Following the Split-Off, a portion of the named executive officers’ 2023 compensation was reallocated from our company to, and ultimately paid by, Atlanta Braves Holdings. For more information on this performance bonus program and the subsequent reallocation to Atlanta Braves Holdings of a portion thereof, see “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—2023 Performance-based Bonuses” above. For the actual bonuses paid by our company see the amounts included for 2023 in the column entitled Non-Equity Incentive Plan Compensation in the “Summary Compensation Table” above.

(2)
The terms of the 2023 Maffei FWONK RSUs, 2023 Maffei BATRK RSUs and 2023 Chief RSUs do not provide for a threshold amount that would be payable upon satisfaction of the performance criteria established by the compensation committee. With respect to the 2023 Maffei FWONK RSUs, 2023 Maffei BATRK RSUs and 2023 Chief RSUs, the amount in the Target column represents the target amount that would have been payable to the named executive officer assuming achievement of the target performance goals. For the actual 2023 Maffei FWONK RSUs, 2023 Maffei BATRK RSUs and 2023 Chief RSUs that vested see “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards.”

(3)
Reflects the date on which our compensation committee established the terms of the 2023 performance-based bonus program, as described under “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—2023 Performance-based Bonuses.”

(4)
Reflects the date on which our compensation committee established the terms of the 2023 Maffei FWONK RSUs, 2023 Maffei BATRK RSUs and 2023 Chief RSUs as described under “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards” above.

(5)
Reflects the 2023 Maffei LSXMK Options, which vested in full on December 29, 2023.

(6)
Reflects the 2023 Chief Multiyear RSUs, which vest in substantially equal installments on each of December 9, 2024, December 9, 2025 and December 9, 2026.

(7)
Reflects the 2023 Chief Supplemental RSUs, which vested 33% on December 14, 2023, and will vest 33% on December 9, 2024 and 34% on December 9, 2025.

(8)
Reflects the 2023 Chief Multiyear Options, which vest in substantially equal installments on each of December 8, 2024, December 8, 2025 and December 8, 2026.

LIBERTY MEDIA CORPORATION / 71

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2023 and held by the named executive officers (with the exception of John C. Malone, who had no outstanding equity awards as of December 31, 2023).
	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory B. Maffei
Option Awards
FWONK	171,609	—	—	33.20	03/30/2024	—	—	—	—
LLYVK	7,348	—	—	15.80	03/30/2024	—	—	—	—
LSXMK	922,319	—	—	25.87	05/11/2024	—	—	—	—
LSXMK	23,081	—	—	25.87	05/11/2024	—	—	—	—
LLYVK	230,708	—	—	39.57	05/11/2024	—	—	—	—
LLYVK	5,773	—	—	39.57	05/11/2024	—	—	—	—
FWONK	138,899	—	—	31.31	03/05/2025	—	—	—	—
LLYVK	5,944	—	—	14.89	03/05/2025	—	—	—	—
LSXMK	650,781	—	—	29.89	03/05/2025	—	—	—	—
LLYVK	162,570	—	—	45.73	03/05/2025	—	—	—	—
FWONK	205,522	—	—	33.22	03/06/2026	—	—	—	—
FWONK	20,835	—	—	33.22	03/06/2026	—	—	—	—
LLYVK	8,800	—	—	15.81	03/06/2026	—	—	—	—
LLYVK	892	—	—	15.81	03/06/2026	—	—	—	—
LSXMK	97,520	—	—	28.51	03/06/2026	—	—	—	—
LSXMK	407,169	—	—	28.51	03/06/2026	—	—	—	—
LLYVK	24,382	—	—	43.61	03/06/2026	—	—	—	—
LLYVK	101,802	—	—	43.61	03/06/2026	—	—	—	—
FWONK	590,129	—	—	42.92	12/15/2026	—	—	—	—
LLYVK	25,266	—	—	20.42	12/15/2026	—	—	—	—
LSXMK	953,043	—	—	33.14	12/15/2026	—	—	—	—
LLYVK	238,309	—	—	50.69	12/15/2026	—	—	—	—
FWONK	246,726	—	—	28.00	03/11/2027	—	—	—	—
LLYVK	10,560	—	—	13.32	03/11/2027	—	—	—	—
LSXMK	398,666	—	—	28.04	03/11/2027	—	—	—	—
LLYVK	99,563	—	—	42.90	03/11/2027	—	—	—	—
FWONK	—	545,627(1)	—	42.10	12/10/2027	—	—	—	—
LLYVK	—	23,360(1)	—	20.03	12/10/2027	—	—	—	—
LSXMK	—	684,068(1)	—	29.63	12/10/2027	—	—	—	—
LLYVK	—	170,918(1)	—	45.33	12/10/2027	—	—	—	—
LSXMK	263,769	—	—	31.89	03/10/2028	—	—	—	—
LLYVK	65,947	—	—	48.78	03/10/2028	—	—	—	—
FWONK	181,658	—	—	56.44	03/09/2029	—	—	—	—
LLYVK	7,779	—	—	26.85	03/09/2029	—	—	—	—
LSXMK	218,278	—	—	31.51	03/09/2029	—	—	—	—
LLYVK	54,569	—	—	48.20	03/09/2029	—	—	—	—
LSXMK	381,945	—	—	21.94	03/03/2030	—	—	—	—
LLYVK	95,427	—	—	33.56	03/03/2030	—	—	—	—
RSU Awards
FWONK	—	—	—	—	—	—	—	83,000(2)	5,239,790
LLYVK	—	—	—	—	—	—	—	3,552(2)	132,809
Brian J. Wendling
Option Awards
FWONK	14,509	—	—	42.10	12/10/2027	—	—	—	—
LLYVK	621	—	—	20.03	12/10/2027	—	—	—	—
LSXMK	35,344	—	—	29.63	12/10/2027	—	—	—	—
LLYVK	8,830	—	—	45.33	12/10/2027	—	—	—	—
FWONK	—	27,321(3)	—	62.92	12/08/2030	—	—	—	—
LLYVK	—	8,422(3)	—	33.97	12/08/2030	—	—	—	—
72 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
RSU Awards
FWONK	—	—	—	—	—	—	—	3,733(2)	235,664
LLYVK	—	—	—	—	—	—	—	159(2)	5,945
LSXMK	—	—	—	—	—	—	—	5,284(2)	152,074
LLYVK	—	—	—	—	—	—	—	1,321(2)	49,392
FWONK	—	—	—	—	—	11,149(4)	703,836	—	—
LSXMK	—	—	—	—	—	16,794(4)	483,331	—	—
LLYVK	—	—	—	—	—	3,397(4)	127,014	—	—
FWONK	—	—	—	—	—	2,900(5)	183,077	—	—
LLYVK	—	—	—	—	—	2,392(5)	89,437	—	—
Albert E. Rosenthaler
Option Awards
LSXMK	40,471	—	—	27.58	03/20/2024	—	—	—	—
LLYVK	10,115	—	—	42.19	03/20/2024	—	—	—	—
FWONK	54,422	—	—	42.10	12/10/2027	—	—	—	—
LLYVK	2,244	—	—	20.03	12/10/2027	—	—	—	—
LSXMK	63,846	—	—	29.63	12/10/2027	—	—	—	—
LLYVK	15,952	—	—	45.33	12/10/2027	—	—	—	—
RSU Awards
FWONK	—	—	—	—	—	—	—	6,744(2)	425,749
LLVYK	—	—	—	—	—	—	—	288(2)	10,768
LSXMK	—	—	—	—	—	—	—	9,545(2)	274,705
LLYVK	—	—	—	—	—	—	—	2,386(2)	89,213
Renee L. Wilm
Option Awards
FWONK	75,010	—	—	42.06	11/13/2026	—	—	—	—
LLYVK	3,211	—	—	20.01	11/13/2026	—	—	—	—
LSXMK	91,391	—	—	33.05	11/13/2026	—	—	—	—
LLYVK	22,855	—	—	50.55	11/13/2026	—	—	—	—
FWONK	14.116	—	—	42.10	12/10/2027	—	—	—	—
LLYVK	604	—	—	20.03	12/10/2027	—	—	—	—
LSXMK	17,192	—	—	29.63	12/10/2027	—	—	—	—
LLYVK	4,295	—	—	45.33	12/10/2027	—	—	—	—
FWONK	—	53,310(3)	—	62.92	12/08/2030	—	—	—	—
LLYVK	—	16,434(3)	—	33.97	12/08/2030	—	—	—	—
RSU Awards
FWONK	—	—	—	—	—	—	—	6,744(2)	425,749
LLYVK	—	—	—	—	—	—	—	288(2)	10,768
LSXMK	—	—	—	—	—	—	—	9,545(2)	274,705
LLYVK	—	—	—	—	—	—	—	2,386(2)	89,213
FWONK	—	—	—	—	—	21,753(4)	1,373,267	—	—
LSXMK	—	—	—	—	—	32,768(4)	943,063	—	—
LLYVK	—	—	—	—	—	6,629(4)	247,858	—	—
FWONK	—	—	—	—	—	5,239(5)	330,738	—	—
LLYVK	—	—	—	—	—	4,319(5)	161,487	—	—

(1)
Represents the 2020 Maffei Term Options, which vest on December 31, 2024.

(2)
Represents the target number of 2023 Maffei FWONK RSUs and 2023 Chief RSUs that each of Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm could earn based on performance in 2023.

(3)
Represents the 2023 Chief Multiyear Options, which vest in substantially equal installments on each of December 8, 2024, December 8, 2025 and December 8, 2026.

(4)
Represents the 2023 Chief Multiyear RSUs, which vest in substantially equal installments on each of December 9, 2024, December 9, 2025 and December 9, 2026.

(5)
Represents the remaining tranches of the 2023 Chief Supplemental RSUs, which vest approximately 49% on December 9, 2024 and 51% on December 9, 2025.

LIBERTY MEDIA CORPORATION / 73

EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED
The following table sets forth information concerning the exercise of vested options and the vesting of RSUs held by our named executive officers (with the exception of Mr. Malone, who had no exercises of vested options or vesting of RSUs) during the year ended December 31, 2023.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)(2)	Value realized on vesting ($)
Gregory B. Maffei
FWONK	201,334	10,838,623	—	—
LSXMK	—	—	—	—
LLYVK	—	—	—	—
BATRK	80,577	1,182,841	—	—
Brian J. Wendling
FWONK	14,480	447,225	4,398	297,597
LSXMK	—	—	2,886	76,970
LLYVK	—	—	1,177	40,159
BATRK	4,111	71,448	1,662	52,735
Albert E. Rosenthaler
FWONK	67,465	3,386,620	5,365	375,067
LSXMK	—	—	5,213	139,031
LLYVK	—	—	—	—
BATRK	19,264	291,464	3,002	95,253
Renee L. Wilm
FWONK	—	—	7,944	537,544
LSXMK	—	—	5,213	139,031
LLYVK	—	—	2,127	72,573
BATRK	—	—	3,002	95,253

(1)
Includes shares withheld in payment of withholding taxes at election of holder.

(2)
For Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm, reflects the number of shares received upon March 2023 vesting of the performance-based RSUs granted to each such named executive officer in 2022, prior to the Split-Off, Formula One Distribution and Reclassification, and for Mr. Wendling and Ms. Wilm, shares received upon vesting of the first tranche of the 2023 Chief Supplemental RSUs following the Reclassification.

74 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
NONQUALIFIED DEFERRED COMPENSATION PLANS
The following table sets forth information regarding the nonqualified deferred compensation plans in which our named executive officers participated during the year ended December 31, 2023. Messrs. Maffei, Wendling and Rosenthaler made contributions to the 2006 deferred compensation plan. See “—Executive Compensation Arrangements—2006 Deferred Compensation Plan” for more information. Mr. Malone’s deferred compensation arrangements are described under “—Executive Compensation Arrangements—John C. Malone.” During 2023, Ms. Wilm did not participate in any deferred compensation arrangements.
Name	Executive contributions in 2023 ($)	Registrant contributions in 2023 ($)	Aggregate earnings in 2023 ($)(1)	Aggregate withdrawals/ distributions ($)	Aggregate balance at 12/31/23 ($)(1)(2)
John C. Malone	—	—	1,554,750	(3,082,818)	11,534,796
Gregory B. Maffei	15,439,440	—	2,271,846	—	40,800,575
Brian J. Wendling	490,684	—	374,972	—	4,747,410
Albert E. Rosenthaler	1,572,001	—	30,274	—	1,602,275
Renee L. Wilm	—	—	—	—	—

(1)
Of these amounts, the following were reported in the “Summary Compensation Table” as above-market earnings that were credited to the named executive officer’s deferred compensation account during 2023:

Name	Amount ($)
John C. Malone	151,022
Gregory B. Maffei	1,111,010
Brian J. Wendling	184,560
Albert E. Rosenthaler	14,784
Renee L. Wilm	—

(2)
In our prior year proxy statements, we reported the following above-market earnings that were credited as interest to the applicable officer’s deferred compensation accounts during the years reported:

	Amount ($)
Name	2022	2021
John C. Malone	167,083	181,387
Gregory B. Maffei	699,014	667,127
Brian J. Wendling	146,169	143,037
Albert E. Rosenthaler	—	—
Renee L. Wilm	—	—
LIBERTY MEDIA CORPORATION / 75

EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth the potential payments to our named executive officers if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2023, which was the last day of our last completed fiscal year. For purposes of the following table, we have assumed that Mr. Maffei’s employment had terminated at each of Liberty Media and the other Service Companies. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market prices on December 29, 2023 (the last trading day in 2023) for our LSXMK common stock, which was $28.78, our LLYVK common stock, which was $37.39, and our FWONK common stock, which was $63.13. Any option awards held by the named executive officers that had an exercise price that was more than the closing market price of our LSXMK common stock, LLYVK common stock and FWONK common stock on December 29, 2023 have been excluded from the table below. For all other option awards, the value of the options shown in the table is based on the spread between the exercise price of the award and the applicable closing market price. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs that would have vested in the applicable termination scenario according to the terms of the applicable award.
Each of our named executive officers (other than Mr. Malone) has received awards and payments under the existing incentive plans, and each of our named executive officers is eligible to participate in our deferred compensation plan. Additionally, each of Messrs. Malone and Maffei is entitled to certain payments and acceleration rights upon termination under his respective employment agreement.
No immediate distributions under the 2006 deferred compensation plan are permitted as a result of a termination for cause or a termination without cause or for good reason (other than pursuant to the compensation committee’s right to distribute certain de minimis amounts from an officer’s deferred compensation account). In addition, we do not have an acceleration right to pay out account balances to the named executive officers upon a voluntary termination or a termination due to death or disability. However, the named executive officer may file an election at the time of the deferral to receive distributions under the 2006 deferred compensation plan upon his or her separation from service, including any of the types of termination above. For purposes of the tabular presentation below, we have assumed that the named executive officer has elected to receive payout of all deferred compensation upon his separation from service, including interest. The 2006 deferred compensation plan also provides our compensation committee with the option of terminating the plan 30 days preceding or within 12 months after a change of control and distributing the account balances (which option is assumed to have been exercised for purposes of the tabular presentation below).
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements—John C. Malone” and “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Agreement,” which are incorporated by reference herein):
VOLUNTARY TERMINATION
Each of the named executive officers (other than Mr. Malone) holds equity awards that were issued under our existing incentive plans. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer (other than Mr. Malone) would typically only have a right to the equity grants that vested prior to his or her termination date. However, if Mr. Maffei had voluntarily terminated his employment (and assuming such termination occurred after the close of business on December 31, 2023), (i) his 2023 Maffei FWONK RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee and (ii) his 2020 Maffei Term Options would have been subject to pro rata vesting (based on the number of days elapsed during the four-year vesting period). Mr. Maffei would have been entitled to certain other benefits upon a voluntary termination of his employment with our company as of December 31, 2023. See “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Arrangement” above. Mr. Wendling, Mr. Rosenthaler and Ms. Wilm are not entitled to any severance payments or other benefits upon a voluntary termination of his or her employment.
76 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
TERMINATION FOR CAUSE
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and all equity grants constituting unvested RSUs under the existing incentive plans would be forfeited by any named executive officer who is terminated for “cause” (other than Mr. Maffei in the case of equity grants constituting vested options or similar rights). However, if Mr. Maffei’s employment had been terminated for cause after the close of business on December 31, 2023, his 2023 Maffei FWONK RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. The existing incentive plans, which govern the awards unless there is a different definition in the applicable award agreement, define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. With respect to Mr. Maffei’s equity grants, “cause,” as defined in the award agreement, means (i) Mr. Maffei’s willful failure to follow the lawful instructions of the Board of Directors of our company; (ii) the commission by Mr. Maffei of any fraud, misappropriation or misconduct that causes demonstrable material injury to our company or its subsidiaries; (iii) Mr. Maffei’s conviction of, or plea of guilty or nolo contendere to, a felony; or (iv) Mr. Maffei’s failure to comply in any material respect with any written agreement between him and our company or any of our subsidiaries if such failure causes demonstrable material injury to our company or any of our subsidiaries, except that Mr. Maffei is entitled to certain procedural and cure rights relating to a termination for cause, except in the case of a termination for cause based on a felony conviction. Mr. Maffei has certain continuing rights to exercise vested options or similar rights following a termination for cause under his equity award agreements. See “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Arrangement” above.
TERMINATION WITHOUT CAUSE OR FOR GOOD REASON
Mr. Malone does not have any outstanding equity awards. As of December 31, 2023, Mr. Maffei’s unvested equity awards consisted of the 2020 Maffei Term Options and the 2023 Maffei FWONK RSUs. Upon a termination of his employment by our company without cause (as defined in the 2019 Maffei Employment Agreement) or by him for good reason (as defined in the 2019 Maffei Employment Agreement), the 2020 Maffei Term Options would have vested in full and, assuming such termination occurred after the close of business on December 31, 2023, his 2023 Maffei FWONK RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Each of Mr. Malone and Mr. Maffei is entitled to severance payments and/or other benefits upon a termination of his employment without cause or for good reason. See “—Executive Compensation Arrangements—John C. Malone” and “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Arrangement” above.
As of December 31, 2023, Mr. Wendling’s and Ms. Wilm’s unvested equity awards were their 2023 Chief RSUs (which, following the Split-Off and Reclassification, included RSUs with respect to FWONK, LSXMK and LLYVK), 2023 Chief Multiyear RSUs, 2023 Chief Multiyear Options and 2023 Chief Supplemental RSUs. Upon a termination of employment without cause as of December 31, 2023, the 2023 Chief RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. The 2023 Chief Multiyear RSUs, 2023 Chief Multiyear Options and 2023 Chief Supplemental RSUs provide for vesting upon a termination of employment without cause of a pro rata portion of each vesting tranche of the applicable award (based on the number of days that have elapsed from the grant date through the termination date, plus an additional 365 days, over the applicable tranche’s vesting period). As of December 31, 2023, Mr. Rosenthaler’s only unvested equity awards were his 2023 Chief RSUs. Upon a termination of employment without cause as of December 31, 2023, his 2023 Chief RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. None of Messrs. Wendling or Rosenthaler or Ms. Wilm is entitled to any severance pay or other benefits upon a termination without cause.
DEATH
In the event of death of any of the named executive officers, the existing incentive plans and applicable award agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards. Each of Mr. Malone and Mr. Maffei is also entitled to certain payments and other benefits if he dies while employed by our company.
LIBERTY MEDIA CORPORATION / 77

EXECUTIVE COMPENSATION
See “—Executive Compensation Arrangements—John C. Malone” and “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Arrangement” above.
No amounts are shown for payments pursuant to life insurance policies, which we make available to all our employees.
DISABILITY
If the employment of any of the named executive officers had been terminated due to disability, which is defined in the existing incentive plans or applicable award agreements, such plans or agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards. Each of Mr. Malone and Mr. Maffei is also entitled to certain payments and other benefits upon a termination of his employment due to disability. See “—Executive Compensation Arrangements—John C. Malone” and “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Arrangement” above.
No amounts are shown for payments pursuant to short-term and long-term disability policies, which we make available to all our employees.
CHANGE IN CONTROL
In case of a change in control, the incentive plans provide for vesting of any outstanding options (other than the 2020 Maffei Term Options) and the lapse of restrictions on any RSU awards held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our Board of Directors.

•
The individuals constituting our Board of Directors over any two consecutive years cease to constitute at least a majority of the Board, subject to certain exceptions that permit the Board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of our company or the dissolution of our company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards (other than the 2020 Maffei Term Options) would vest at 100% of target performance in the case of a change in control described in the last bullet. A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his right to terminate his employment for good reason, which would result in vesting of his 2020 Maffei Term Options. For purposes of the tabular presentation below, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control.
78 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
BENEFITS PAYABLE UPON TERMINATION OR CHANGE IN CONTROL
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
John C. Malone
Lump Sum Severance(1)	19,500	—	19,500	—	19,500	19,500
Installment Severance Plan(2)	9,986,272	9,986,272	9,986,272	9,986,272	9,986,272	9,986,272
1993 Deferred Compensation Arrangement(3)	1,225,198	1,225,198	1,225,198	1,003,963	1,225,198	1,225,198
1982 Deferred Compensation Arrangement(3)	14,445,792	14,445,792	14,445,792	10,530,833	14,445,792	14,445,792
Options	—	—	—	—	—	—
RSUs	—	—	—	—	—	—
Total	25,676,762	25,657,262	25,676,762	21,521,068	25,676,762	25,676,762
Gregory B. Maffei
Severance	9,180,000(4)	—	40,500,000(5)	40,500,000(5)	40,500,000(5)	—
Deferred Compensation	40,800,575(6)	40,800,575(6)	40,800,575(6)	40,800,575(6)	40,800,575(6)	40,800,575(7)
Options	54,464,398(8)	45,562,498(9)	57,442,563(10)	57,442,563(10)	57,442,563(10)	45,562,498(11)
RSUs	5,372,599(8)	5,372,599(9)	5,372,599(10)	5,372,599(10)	5,372,599(10)	5,372,599(11)
Perquisites(12)	—	—	498,148	—	498,148	—
Total	109,817,573	91,735,672	144,613,885	144,115,737	144,613,885	91,735,672
Brian J. Wendling
Deferred Compensation	4,747,410(6)	4,747,410(6)	4,747,410(6)	4,747,410(6)	4,747,410(6)	4,747,410(7)
Options	315,905(13)	—(14)	337,601(15)	350,445(16)	350,445(16)	350,445(17)
RSUs	—(13)	—(14)	1,475,664(15)	2,029,770(16)	2,029,770(16)	2,029,770(17)
Total	5,063,315	4,747,410	6,560,675	7,127,626	7,127,626	7,127,626
Albert E. Rosenthaler
Deferred Compensation	1,602,275(6)	1,602,275(6)	1,602,275(6)	1,602,275(6)	1,602,275(6)	1,602,275(7)
Options	1,189,956(13)	—(14)	1,189,956(15)	1,189,956(16)	1,189,956(16)	1,189,956(17)
RSUs	—(13)	—(14)	800,435(15)	800,435(16)	800,435(16)	800,435(17)
Total	2,792,231	1,602,275	3,592,665	3,592,665	3,592,665	3,592,665
Renee L. Wilm
Options	1,943,613(13)	—(14)	1,985,954(15)	2,011,012(16)	2,011,012(16)	2,011,012(17)
RSUs	—(13)	—(14)	2,785,257(15)	3,856,848(16)	3,856,848(16)	3,856,848(17)
Total	1,943,613	—	4,771,211	5,867,861	5,867,861	5,867,861

(1)
Under Mr. Malone’s employment agreement, which was assigned to our company in 2013, if his employment had been terminated, as of December 31, 2023, at our election (other than for death or cause) (whether before or after a change in control) or upon Mr. Malone’s prior written notice, he would have been entitled to a lump sum severance payment of $19,500 payable upon termination, which is equal to five years of his current annual salary of $3,900. See “—Executive Compensation Arrangements—John C. Malone” above. Pursuant to the amended Qurate Retail Services Agreement, 25% of such lump sum severance payment would have been allocable to Qurate Retail.

(2)
As described above, Mr. Malone began receiving 240 consecutive monthly installment severance payments in February 2009 pursuant to the terms of his amended employment agreement. The number included in the table represents the aggregate amount of the payments remaining as of December 31, 2023. With respect to periods following the termination of his employment, the foregoing payments are conditioned on Mr. Malone’s compliance with the confidentiality, non-competition, non-solicitation and non-interference covenants contained in his employment agreement. See “—Executive Compensation Arrangements—John C. Malone” above.

(3)
As described above, Mr. Malone began receiving 240 consecutive monthly payments of his deferred compensation plus interest, in February 2009 pursuant to the terms of his amended employment agreement, which our company assumed in 2013. The number included in the table represents the aggregate amount of these payments remaining as of December 31, 2023. With respect to periods following the termination of his employment, the foregoing payments are conditioned on Mr. Malone’s compliance with the confidentiality, non-competition, non-solicitation and non-interference covenants contained in his employment agreement. If Mr. Malone’s employment had been terminated, as of December 31, 2023, as a result of his death, his beneficiaries would have instead been entitled to a lump sum payment of the unamortized principal balance of the remaining deferred compensation payments, and the compliance conditions described above would be inapplicable. See “—Executive Compensation Arrangements—John C. Malone” above.

LIBERTY MEDIA CORPORATION / 79

EXECUTIVE COMPENSATION
(4)
If Mr. Maffei had voluntarily terminated his employment without good reason (as defined in the 2019 Maffei Employment Agreement) as of December 31, 2023, subject to the execution of a mutual release, he would have been entitled to receive in a lump sum a prorated amount of $17 million, with up to 25% of such amount payable in shares of common stock as set forth in more detail in the 2019 Maffei Employment Agreement. See”—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Arrangement” above. Liberty Media is responsible for paying the full severance payment and each of the Service Companies would be responsible for reimbursing us for their allocable portion of this payment. Therefore, the table above reflects only Liberty Media’s allocable portion (54%) of such amount.

(5)
If Mr. Maffei’s employment had been terminated by Liberty Media as of December 31, 2023 without cause (as defined in the 2019 Maffei Employment Agreement), by him for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specified period following a change in control), in each case, subject to execution of a mutual release, or due to Mr. Maffei’s death or disability, he would have been entitled to receive (i) a payment of two times his 2023 base salary payable in 24 equal monthly installments, (ii) fully vested shares of common stock with an aggregate grant date fair value of $35 million, (iii) a lump sum payment of an amount equal to two times his average annual bonus paid for the two calendar years prior to separation, but in no event an amount that is less than two times his aggregate target bonus of $17 million and (iv) a lump sum cash payment equal to the greater of (x) $17 million or (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination, with up to 25% of such amount payable in shares of common stock as set forth in more detail in the 2019 Maffei Employment Agreement. See “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Arrangement” above. Liberty Media is responsible for paying the full severance payment and each of the Service Companies would be responsible for reimbursing us for their allocable portion of this payment. Therefore, the table above reflects only Liberty Media’s allocable portion (54%) of such amount. The amount in the table does not include the lump sum cash payment described in (iv) because Mr. Maffei had already been paid his 2023 cash bonus prior to December 31, 2023.

(6)
Under the 2006 deferred compensation plan, we do not and Qurate Retail does not have an acceleration right to pay out account balances to Messrs. Maffei or Wendling upon a termination of employment. However, each of Messrs. Maffei, Wendling and Rosenthaler had the right to file an election at the time of his initial deferral to receive distributions under the 2006 deferred compensation plan upon his separation from service, including under the termination scenarios in the table above. For purposes of the tabular presentation above, we have assumed that each of Messrs. Maffei, Wendling and Rosenthaler has elected to receive payout upon a separation from service of all deferred compensation, including interest.

(7)
The 2006 deferred compensation plan provides our compensation committee with the option of terminating the plan 30 days preceding or within 12 months after a change of control of Liberty Media and distributing the account balances (which option is assumed to have been exercised for purposes of the tabular presentation above).

(8)
Based on (i) the number of vested options held by Mr. Maffei at December 31, 2023 and (ii) the number of unvested options and unvested RSUs that would vest pursuant to the following: If Mr. Maffei’s employment had been terminated without good reason as of December 31, 2023, he would have been entitled to pro rata vesting of the 2020 Maffei Term Options (based on the number of days that had elapsed over the four-year vesting period) and, assuming such termination occurred after the close of business on December 31, 2023, the 2023 Maffei FWONK RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. With respect to the 2020 Maffei Term Options and certain of Mr. Maffei’s vested options, in case, that related to shares of LSXMK prior to the Reclassification, the exercise prices of LSXMK or LLYVK are more than the closing market prices of LSXMK and LLYVK shares, respectively, on December 29, 2023, and as a result, no value has been included for these awards in the table. As described above in “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards,” our compensation committee vested all of the 2023 Maffei FWONK RSUs, which is reflected in the table above.

(9)
Based on the number of vested options held by Mr. Maffei at December 31, 2023. If Mr. Maffei’s employment had been terminated for cause, he would have forfeited his 2020 Maffei Term Options and, assuming such termination occurred after the close of business on December 31, 2023, the 2023 Maffei FWONK RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. With respect to certain of Mr. Maffei’s vested options, in case, that related to shares of LSXMK prior to the Reclassification, exercise prices of LSXMK or LLYVK are more than the closing market prices of LSXMK and LLYVK shares, respectively, on December 29, 2023, and as a result, no value has been included for these awards in the table. As described above in “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards,” our compensation committee vested all of the 2023 Maffei FWONK RSUs, which is reflected in the table above.

(10)
Based on (i) the number of vested options held by Mr. Maffei at December 31, 2023 and (ii) the number of unvested options and unvested RSUs that would vest pursuant to the following: If Mr. Maffei’s employment had been terminated without cause (as defined in the 2019 Maffei Employment Agreement), for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specific period following a change in control) or due to Mr. Maffei’s death or disability, his 2020 Maffei Term Options would have vested in full and, assuming such termination occurred after the close of business on December 31, 2023, the 2023 Maffei FWONK RSUs would have remained outstanding until any performance criteria had been determined to have been met or

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EXECUTIVE COMPENSATION
not and would have vested to the extent determined by the compensation committee. With respect to the 2020 Maffei Term Options and certain of Mr. Maffei’s vested options, in case, that related to shares of LSXMK prior to the Reclassification, for which the exercise prices of LSXMK or LLYVK are more than the closing market prices of LSXMK and LLYVK shares, respectively, on December 29, 2023, no value has been included for these awards in the table. As described above in “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards,” our compensation committee vested all of the 2023 Maffei FWONK RSUs, which is reflected in the table above.
(11)
Based on the number of vested options held by Mr. Maffei at December 31, 2023 and the 2023 Maffei FWONK RSUs. A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his rights to terminate his employment for good reason, which would result in vesting of his 2020 Maffei Term Options. For purposes of the tabular presentation above, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control of our company. With respect to certain of Mr. Maffei’s vested options, in case, that related to shares of LSXMK prior to the Reclassification, the exercise prices of LSXMK or LLYVK are more than the closing market prices of LSXMK and LLYVK shares, respectively, on December 29, 2023, and as a result, no value has been included for these awards in the table. As described above in “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards,” our compensation committee vested all of the 2023 Maffei FWONK RSUs, which is reflected in the table above.

(12)
If Mr. Maffei’s employment had been terminated at our company’s election for any reason (other than cause) or by Mr. Maffei for good reason (as defined in his employment agreement) or by reason of disability, as of December 31, 2023, he would have been entitled to receive (i) personal use of the corporate aircraft for 120 hours, (ii) information technology support from our company, as reasonably requested by Mr. Maffei, and (iii) continuation of such other perquisites as Mr. Maffei was entitled to receive prior to such termination, in each case, over a 12-month period. The maximum potential cost of using the corporate aircraft for 120 hours based on an hourly average of the incremental cost of use of the corporate aircraft is $922,496. The table above reflects only Liberty Media’s allocable portion of such amount (54%).

(13)
Each of Messrs. Wendling’s and Rosenthaler’s and Ms. Wilm’s vested options would remain outstanding and exercisable in accordance with their terms in the event each of Messrs. Wendling’s or Rosenthaler’s or Ms. Wilm’s employment had been terminated by him or her as of December 31, 2023. The value of each of Messrs. Wendling’s and Rosenthaler’s and Ms. Wilm’s vested options are included in the table; however, for those vested options that related to shares of LSXMK prior to the Reclassification, for which the exercise prices of LSXMK or LLYVK are more than the closing market prices of LSXMK and LLYVK shares, respectively, on December 29, 2023, no value has been included for these awards in the table. If Messrs. Wendling’s or Rosenthaler’s or Ms. Wilm’s employment had been terminated by him or her as of December 31, 2023, all of the 2023 Chief RSUs and the unvested portions of the 2023 Chief Multiyear Options, 2023 Chief Multiyear RSUs and 2023 Chief Supplemental RSUs would have been forfeited.

(14)
If each of Messrs. Wendling and Rosenthaler and Ms. Wilm was terminated by Liberty Media for “cause” as of December 31, 2023, all of his or her outstanding option and RSU grants would have been forfeited.

(15)
Based on (i) the number of vested options held by such named executive officer as of December 31, 2023, (ii) the number of 2023 Chief Multiyear Options, 2023 Chief Multiyear RSUs and 2023 Chief Supplemental RSUs held by Mr. Wendling and Ms. Wilm as of December 31, 2023 that would have vested pursuant to the forward vesting provisions in such named executive officer’s award agreements if he or she were terminated without cause as of December 31, 2023 and (iii) the number of 2023 Chief RSUs held by Messrs. Wendling and Rosenthaler and Ms. Wilm which would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. For vested options that related to shares of LSXMK prior to the Reclassification, for which the exercise prices of LSXMK or LLYVK are more than the closing market prices of LSXMK and LLYVK shares, respectively, on December 29, 2023, no value has been included for these awards in the table. As described above, our compensation committee vested 100% of the 2023 Chief RSUs, which is reflected in the table above.

(16)
Based on (i) the number of vested options held by the named executive officers as of December 31, 2023, (ii) the number of 2023 Chief Multiyear Options, 2023 Chief Multiyear RSUs and 2023 Chief Supplemental RSUs held by Mr. Wendling and Ms. Wilm as of December 31, 2023 and (iii) the number of 2023 Chief RSUs held by Messrs. Wendling and Rosenthaler and Ms. Wilm that would vest pursuant to the following: If Messrs. Wendling’s or Rosenthaler’s or Ms. Wilm’s employment had been terminated due to death or disability as of December 31, 2023, all of the 2023 Chief RSUs would have vested and the 2023 Chief Multiyear Options, 2023 Chief Multiyear RSUs and 2023 Chief Supplemental RSUs would have vested pursuant to the forward vesting provisions in Mr. Wendling’s and Ms. Wilm’s award agreements if Mr. Wendling or Ms. Wilm had been terminated due to death or disability as of December 31, 2023. For vested options that related to shares of LSXMK prior to the Reclassification, for which the exercise prices of LSXMK or LLYVK are more than the closing market prices of LSXMK and LLYVK shares, respectively, on December 29, 2023, no value has been included for these awards in the table. As described above, our compensation committee vested 100% of the 2023 Chief RSUs, which is reflected in the table above.

LIBERTY MEDIA CORPORATION / 81

EXECUTIVE COMPENSATION
(17)
Upon a change of control, we have assumed for purposes of the tabular presentation above that all of the 2023 Chief RSUs and the unvested portions of the 2023 Chief Multiyear Options, 2023 Chief Multiyear RSUs and 2023 Chief Supplemental RSUs would have vested. The table includes the value of Messrs. Wendling’s and Rosenthaler’s and Ms. Wilm’s vested options, however, because the exercise prices of certain vested options related to LSXMK shares or LLYVK shares are more than the closing market prices of LSXMK shares and LLYVK shares, respectively, on December 29, 2023, no value has been included for these awards in the table.

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EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE
This section provides information about the relationship between compensation actually paid to our Principal Executive Officer and other named executive officers and certain financial performance measures of our company. For purposes of this section, the amount of compensation actually paid to our Principal Executive Officer and other named executive officers is determined using the valuation methods prescribed by the SEC in Item 402(v) of Regulation S-K. Although the rules describe such amount as compensation actually paid, these amounts are not reflective of the taxable compensation actually paid to our named executive officers in a covered year. As described in more detail below, to determine the amount of compensation actually paid in a covered year, Item 402(v) of Regulation S-K requires that in each covered year we (1) deduct the grant date value of equity awards reported in the Stock Awards or Option Awards columns in the Summary Compensation Table from the Total column in the Summary Compensation Table; (2) add, for awards granted in the covered year, the fair value of the equity awards (i) as of the end of a covered year or (ii) as of the vesting date, as applicable; and (3) add or subtract, for awards granted in, and outstanding at the end of, a prior year (i) the change in the fair value from the end of the prior year to the end of the current year or (ii) from the end of the prior year to the date the awards vest in the covered year, as applicable.
	PEO(1)		Non-PEO NEOs(1)		Value of initial fixed $100 investment based on:			(millions)
Year	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Compensation Actually Paid to non-PEO NEOs ($)(3)	Total Shareholder Return (“TSR”) ($)(4)		Peer Group TSR ($)(5)	Net Income ($)(6)	Adjusted OIBDA ($)(7)
2023	28,655,193	34,310,721	4,104,109	4,166,004	FWONA	138.19	97.61	962	4,086
					FWONK	142.12
					LSXMA	80.93
					LSXMB	59.15
					LSXMK	77.20
					LLYVA	102.29
					LLYVK	99.23
					BATRA	146.27
					BATRK	142.15
2022	22,363,007	7,979,878	1,935,773	1,489,203	FWONA	122.04	81.00	2,029	3,941
					FWONK	130.06
					LSXMA	81.32
					LSXMB	80.21
					LSXMK	81.28
					BATRA	110.19
					BATRK	109.11
2021	21,575,769	48,418,806	1,773,064	2,770,504	FWONA	135.54	115.71	744	3,481
					FWONK	137.58
					LSXMA	105.19
					LSXMB	105.20
					LSXMK	105.63
					BATRA	96.96
					BATRK	95.13
LIBERTY MEDIA CORPORATION / 83

EXECUTIVE COMPENSATION
	PEO(1)		Non-PEO NEOs(1)		Value of initial fixed $100 investment based on:			(millions)
Year	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Compensation Actually Paid to non-PEO NEOs ($)(3)	Total Shareholder Return (“TSR”) ($)(4)		Peer Group TSR ($)(5)	Net Income ($)(6)	Adjusted OIBDA ($)(7)
2020	47,123,063	41,599,984	2,738,499	2,305,483	FWONA	86.77	115.31	(1,391)	2,247
					FWONK	92.68
					LSXMA	89.35
					LSXMB	88.97
					LSXMK	90.38
					BATRA	83.88
					BATRK	84.22

(1)
Our Principal Executive Officer (PEO) for each of the fiscal years indicated was Mr. Maffei. Our named executive officers other than our PEO (non-PEO NEOs) for each of the fiscal years indicated were Messrs. Malone, Wendling and Rosenthaler and Ms. Wilm.

(2)
Reflects, for Mr. Maffei, the total compensation reported in the Summary Compensation Table and for the non-PEO NEOs, the average total compensation reported in the Summary Compensation Table in each of the fiscal years indicated.

(3)
Represents the compensation actually paid to Mr. Maffei and the non-PEO NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K and related SEC guidance, as set forth below:

Compensation actually paid to PEO and Non-PEO NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments(b)
Year	Total	Stock Awards	Option Awards	Fair Value at Year End of Awards Granted During Year that Remain Outstanding and Unvested at Year End(c)	Year-over- Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested at Year End(d)	Fair Value at Vesting Date of Awards Granted and Vested in Same Year(e)	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted in Prior Year and Vested in Covered Year(f)	Total Compensation Actually Paid
PEO
2023	28,655,193	(7,131,983)	(3,822,432)	—	(458,726)	12,272,955	4,795,713	34,310,721
2022	22,363,007	—	(7,800,250)	—	(14,301,548)	7,718,670	—	7,979,878
2021	21,575,769	(3,954,951)	(3,521,474)	—	25,523,112	8,796,350	—	48,418,806
2020	47,123,063	(8,343,047)	(24,981,192)	17,748,123	(8,070,339)	18,123,375	—	41,599,984
Non-PEO NEOs
2023	4,104,109	(1,772,621)	(603,174)	1,773,120	—	605,132	59,439	4,166,004
2022	1,935,773	(395,466)	—	—	(236,242)	396,740	(211,602)	1,489,203
2021	1,773,064	(388,774)	—	—	919,194	467,020	—	2,770,504
2020	2,738,499	(418,577)	(791,685)	737,071	(219,227)	485,746	(226,345)	2,305,483

(a)
Reflects, for Mr. Maffei, the applicable amounts reported in the Summary Compensation Table and for the non-PEO NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)
The adjustments made to the fair value of equity awards in accordance with Item 402(v) of Regulation S-K do not include adjustments for dividends paid or the fair value of equity awards received in lieu of cash compensation foregone at a named executive officer’s election where such amounts are reported in the Salary, Bonus or All Other Compensation columns of the Summary Compensation Table in accordance with SEC guidance. Amounts with respect to our performance-based awards have been revised from those provided in our Definitive Proxy Statement on Schedule 14A with respect to our 2023 annual

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meeting of stockholders in accordance with SEC guidance released in September 2023 to reflect that vesting occurred as of the last day of the performance year (which is the last day the NEOs were required to provide services to receive the awards) instead of the date our compensation committee certified the level at which the performance goals were achieved.
(c)
Reflects, with respect to Mr. Maffei, the fair value and, with respect to the non-PEO NEOs, the average of the fair values, as of the end of the covered fiscal year of awards granted in, and remaining outstanding and unvested (in whole or in part) as of the end of, the covered fiscal year.

(d)
Reflects, with respect to Mr. Maffei, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the end of the covered fiscal year of awards granted in prior fiscal years that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(e)
Reflects, with respect to Mr. Maffei, the fair value, and with respect to the non-PEO NEOs, the average of the fair values, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

(f)
Reflects, with respect to Mr. Maffei, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(4)
Represents the cumulative total stockholder return on an initial fixed $100 investment:

(a)
for each covered fiscal year, in each of our Series A, Series B and Series C Liberty SiriusXM common stock (Nasdaq: LSXMA, LSXMB, LSXMK) and our Series A and Series C Liberty Formula One common stock (Nasdaq: FWONA, FWONK) from December 31, 2019 through December 31 of each covered fiscal year;

(b)
for 2020, 2021, 2022 and 2023, in each of our former Series A and Series C Liberty Braves common stock (Nasdaq: BATRA, BATRK) from December 31, 2019 through December 31 of each of 2020, 2021 and 2022 and July 18, 2023 (the date of the Split-Off); and

(c)
for 2023, in each of LLYVA and LLYVK from August 4, 2023 through December 31 of 2023.

(5)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in the S&P 500 Media Index from December 31, 2019 through December 31 of each covered fiscal year.

(6)
Represents the amount of net income reflected in our consolidated financial statements for each covered fiscal year.

(7)
We define adjusted OIBDA as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), and impairment charges. For purposes of this disclosure, adjusted OIBDA includes our attributable interests in our equity investments.

LIBERTY MEDIA CORPORATION / 85

EXECUTIVE COMPENSATION
Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return

Relationship Between Compensation Actually Paid and Net Income

Relationship Between Compensation Actually Paid and Adjusted OIBDA

86 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
2023 Key Performance Measures
The table below contains an unranked list of the most important financial performance measures we use to link executive compensation actually paid to performance.
Key Financial Performance Measures Revenue Adjusted OIBDA Free Cash Flow
LIBERTY MEDIA CORPORATION / 87

EXECUTIVE COMPENSATION
Equity Compensation Plan Information
The following table sets forth information as of December 31, 2023 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights or settlement of restricted stock units (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
Liberty Media Corporation 2013 Incentive Plan (Amended and Restated as of March 31, 2015), as amended			—(1)
FWONA	—	—
FWONB	—	—
FWONK	174,189	$33.20
LSXMA	—	—
LSXMB	—	—
LSXMK	1,006,598	$25.97
LLYVA	—	—
LLYVB	—	—
LLYVK	259,234	$39.04
Liberty Media Corporation 2017 Omnibus Incentive Plan, as amended			—(2)
FWONA	—	—
FWONB	—	—
FWONK	6,078,030	$36.17
LSXMA	—	—
LSXMB	—	—
LSXMK	4,415,084	$30.51
LLYVA	—	—
LLYVB	—	—
LLYVK	1,207,071	$44.33
Liberty Media Corporation 2022 Omnibus Incentive Plan, as amended			19,622,105(3)
FWONA	—	—
FWONB	—	—
FWONK	630,016	$64.85
LSXMA	—	—
LSXMB	—	—
LSXMK	677,075	$22.56
LLYVA	—	—
LLYVB	—	—
LLYVK	267,383	$34.24
Total
FWONA	—
FWONB	—
FWONK	6,882,235
LSXMA	—
LSXMB	—
LSXMK	6,098,757
LLYVA	—
LLYVB	—
LLYVK	1,733,688
			19,622,105

(1)
Upon adoption of the 2017 incentive plan, the Board of Directors ceased making any further grants under the prior plans, including the 2013 incentive plan and the Liberty Media Corporation 2013 Nonemployee Director Incentive Plan. The amounts reported for the 2013 incentive plan reflect the number of securities to be issued upon exercise of outstanding options and the weighted average exercise price thereof.

(2)
Upon adoption of the 2022 incentive plan, the Board of Directors ceased making any further grants under the 2017 incentive plan. The amounts reported for the 2017 incentive plan reflect 6,072,704 shares of FWONK, 4,411,669 shares of LSXMK and 1,205,992 shares of LLYVK to be issued upon exercise of outstanding options and 5,326 shares of FWONK, 3,415 shares of LSXMK and 1,079 shares of LLYVK to be issued upon the settlement of restricted stock units. The weighted average exercise prices relate solely to outstanding options and do not take into account restricted stock units, which by their nature do not have an exercise price.

(3)
The 2022 incentive plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit. Shares remaining in the 2017 incentive plan as of the adoption of the 2022 incentive plan are available for issuance under the 2022 incentive plan. The amounts reported for the 2022 incentive plan reflect 352,084 shares of FWONK, 444,562

88 / 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
shares of LSXMK and 187,126 shares of LLYVK to be issued upon exercise of outstanding options and 277,932 shares of FWONK, 232,513 shares of LSXMK and 80,257 shares of LLYVK to be issued upon the settlement of restricted stock units. For restricted stock units subject to performance-based vesting requirements, such amounts vested at 100 percent of target performance and therefore are reflected as such in the above table. As described in “—Compensation Discussion and Analysis—Elements of 2023 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards,” our compensation committee vested all of the 2023 Maffei FWONK RSUs, but had 150 percent of the 2023 Maffei FWONK RSUs vested, 124,500 shares of FWONK and 5,328 shares of LLYVK would have been issuable upon the settlement of such restricted stock units. The weighted average exercise prices relate solely to outstanding options and do not take into account restricted stock units, which by their nature do not have an exercise price.
LIBERTY MEDIA CORPORATION / 89

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of any series of our voting stock. Beneficial ownership of our common stock is set forth below only to the extent known by us or ascertainable from public filings.
Unless otherwise indicated, the security ownership information with respect to our common stock is given as of February 29, 2024 and, in the case of percentage ownership information, is based upon (1) 98,140,522 LSXMA shares, (2) 9,755,336 LSXMB shares, (3) 218,692,746 LSXMK shares, (4) 25,558,577 LLYVA shares, (5) 2,546,146 LLYVB shares, (6) 63,589,030 LLYVK shares, (7) 23,981,960 FWONA shares, (8) 2,437,583 FWONB shares and (9) 208,247,319 FWONK shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all LSXMA, LSXMB, LLYVA, LLYVB, FWONA and FWONB shares. LSXMK, LLYVK and FWONK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
John C. Malone c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	LSXMA	964,685(1)	1.0	48.9
	LSXMB	9,455,341(1)	96.9
	LSXMK	16,065,993(1)	7.3
	LLYVA	251,492(1)	*
	LLYVB	2,465,003(1)	96.8
	LLYVK	4,314,442(1)	6.8
	FWONA	241,170(1)	1.0
	FWONB	2,363,834(1)	97.0
	FWONK	2,865,350(1)	1.4
Berkshire Hathaway, Inc. 3555 Farnam Street Omaha, NE 68131	LSXMA	23,740,032(2)	24.2	9.8
	LSXMB	—	—
	LSXMK	48,499,472(2)	22.2
	LLYVA	5,051,918(2)	19.8
	LLYVB	—	—
	LLYVK	11,132,590(2)	17.5
	FWONA	—	—
	FWONB	—	—
	FWONK	7,722,451(2)	3.7
Vanguard Group Inc. 100 Vanguard Blvd. Malvern, PA 19355	LSXMA	10,876,251(3)	11.1	5.3
	LSXMB	—	—
	LSXMK	13,850,967(3)	6.3
	LLYVA	1,995,122(3)	7.8
	LLYVB	—	—
	LLYVK	4,731,716(3)	7.4
	FWONA	2,783,111(3)	11.6
	FWONB	—	—
	FWONK	19,044,002(3)	9.1
90 / 2024 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
State of Wisconsin Investment Board 4703 Madison Yards Way Suite 700 Madison, WI 53705	LSXMA	—	—	*
	LSXMB	—	—
	LSXMK	114,376(4)	*
	LLYVA	63,524(4)	*
	LLYVB	—	—
	LLYVK	—	—
	FWONA	1,440,264(4)	6.0
	FWONB	—	—
	FWONK	101,685(4)	*
The Baupost Group, L.L.C. 10 St. James Avenue Suite 1700 Boston, MA 02116	LSXMA	8,177,656(5)	8.3	3.4
	LSXMB	—	—
	LSXMK	14,851,048(5)	6.8
	LLYVA	1,899,547(5)	7.4
	LLYVB	—	—
	LLYVK	718,270(5)	1.1
	FWONA	—	—
	FWONB	—	—
	FWONK	—	—
Corvex Management LP 667 Madison Avenue New York, NY 10065	LSXMA	369,460(6)	*	*
	LSXMB	—	—
	LSXMK	192,258(6)	*
	LLYVA	1,558,332(6)	6.1
	LLYVB	—	—
	LLYVK	925,378(6)	1.5
	FWONA	—	—
	FWONB	—	—
	FWONK	—	—
Point72 Asset Management, L.P. 72 Cummings Point Road Stamford, CT 06902	LSXMA	2,620,134(7)	2.7	1.3
	LSXMB	—	—
	LSXMK	3,063,362(7)	1.4
	LLYVA	1,287,149(7)	5.0
	LLYVB	—	—
	LLYVK	1,338,286(7)	2.1
	FWONA	—	—
	FWONB	—	—
	FWONK	1,069,779(7)	*

*
Less than one percent

(1)
Information with respect to shares of our common stock beneficially owned by Mr. Malone, our Chairman of the Board, is also set forth in “—Security Ownership of Management.”

(2)
Based on an amended Form 13F, filed February 14, 2024, by Berkshire Hathaway with respect to itself and certain related institutional investment managers, including Insurance Co of Nebraska, Warren E. Buffett, GEICO, National Fire and National Indemnity, which Form 13F reports sole voting power, shared voting power, sole investment discretion and shared investment discretion for shares of LSXMA, LSXMK, LLYVA, LLYVK and FWONK as follows:

LIBERTY MEDIA CORPORATION / 91

Security Ownership of Certain Beneficial Owners and Management
	Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
Berkshire Hathaway and Mr. Buffett	LSXMA	4,308,117	—	—	4,308,117
	LSXMK	14,778,322	—	—	14,778,322
	LLYVA	1,077,028	—	—	1,077,028
	LLYVK	3,854,511	—	—	3,854,511
	FWONK	3,736,730	—	—	3,736,730
Berkshire Hathaway, Mr. Buffett and National Fire	LSXMA	933,391	—	—	933,391
	LSXMK	650,480	—	—	650,480
	LLYVA	233,347	—	—	233,347
	LLYVK	162,620	—	—	162,620
Berkshire Hathaway, Mr. Buffett and National Indemnity	LSXMA	1,827,072	—	—	1,827,072
	LSXMK	5,749,156	—	—	5,749,156
	LLYVA	456,768	—	—	456,768
	LLYVK	1,442,656	—	—	1,442,656
	FWONK	125,420	—	—	125,420
Berkshire Hathaway, Mr. Buffett, GEICO and National Indemnity	LSXMA	13,139,100	—	—	13,139,100
	LSXMK	22,030,333	—	—	22,030,033
	LLYVA	3,284,775	—	—	3,284,775
	LLYVK	5,529,646	—	—	5,529,646
	FWONK	515,501	—	—	515,501
Berkshire Hathaway, Insurance Co of Nebraska, Mr. Buffet and National Indemnity	LLYVK	143,157	—	—	143,157
	FWONK	3,344,800	—	—	3,344,800
Also based on eight separate filings on Form 4, filed by Berkshire Hathaway and Mr. Buffett, reporting purchases of shares of LSXMA and LSXMK between January 2, 2024 and February 1, 2024. According to such filings, as of February 1, 2024, (a) 19,431,915 of the total reported shares of LSXMA are owned by the following subsidiaries of Berkshire Hathaway: Government Employees Insurance Company (16,671,452), National Fire (933,391), and National Indemnity (1,827,072); (b) 4,308,117 of the total reported shares of LSXMA are owned by the following pension plans of Berkshire’s subsidiaries: Berkshire Hathaway Consolidated Pension Plan (2,359,919), BNSF Master Retirement Trust (936,000), and Precision Castparts Corp. Master Trust (1,012,198); (c) 33,721,150 of the total reported shares of LSXMK are owned by the following subsidiaries of Berkshire Hathaway: Government Employees Insurance Company (27,321,514), National Fire (650,480), and National Indemnity (5,749,156); and (d) 14,778,322 of the total reported shares of LSXMK are owned by the following pension plans of Berkshire’s subsidiaries: Berkshire Hathaway Consolidated Pension Plan (10,244,748), BNSF Master Retirement Trust (3,014,156), Precision Castparts Corp. Master Trust (1,319,418), and Scott Fetzer Collective Investment Trust (200,000).
(3)
Based on (a) Amendment No. 8 to Schedule 13G, filed February 13, 2024, by Vanguard with respect to LSXMA, (b) Amendment No. 7 to Schedule 13G, filed February 13, 2024, by Vanguard with respect to LSXMK, (c) a Schedule 13G, filed February 13, 2024, by Vanguard with respect to LLYVA, (d) Amendment No. 8 to Schedule 13G, filed jointly on February 13, 2024, by Vanguard and Vanguard Index Funds—Vanguard Total Stock Market Index Fund with respect to FWONA, and (e) an amended Form 13F, filed March 11, 2024, by Vanguard with respect to LLYVK and FWONK which state that Vanguard has sole voting power, shared voting power, sole dispositive power/investment discretion and shared dispositive power/investment discretion over the shares as provided in the following table.

Title of Series	Sole Voting Power	Shared Voting Power	Sole Dispositive Power/ Investment Discretion	Shared Dispositive Power/ Investment Discretion
LSXMA	—	40,949	10,749,246	127,005
LSXMK	—	145,908	13,465,592	385,375
LLYVA	—	2,658	1,977,832	17,290
LLYVK	5	19,875	4,652,892	78,824
FWONA	—	8,771	2,752,682	30,429
FWONK	123	127,542	18,601,905	442,097

(4)
Based on (a) Amendment No. 3 to Schedule 13G, filed January 26, 2024, by SOW with respect to FWONA and (b) a Form 13F,

92 / 2024 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
filed February 12, 2024, by SOW with respect to LSXMK, LLYVA and FWONK which state that SOW has sole voting power, shared voting power, sole dispositive power/investment discretion and shared dispositive power/investment discretion over the shares as provided in the following table.
Title of Series	Sole Voting Power	Shared Voting Power	Sole Dispositive Power/ Investment Discretion	Shared Dispositive Power/ Investment Discretion
LSXMK	114,376	—	114,376	—
LLYVA	63,524	—	63,524	—
FWONA	1,440,264	—	1,440,264	—
FWONK	101,685	—	101,685	—

(5)
Based on (a) a Schedule 13G, filed jointly on February 13, 2024, by Baupost, Baupost GP and Seth A. Klarman with respect to LSXMA, (b) a Schedule 13G, filed jointly on February 13, 2024, by Baupost, Baupost GP and Mr. Klarman with respect to LLYVA and (c) a Form 13F, filed February 13, 2024, by Baupost with respect to LSXMK and LLYVK, which state that Baupost has sole voting power, shared voting power, sole dispositive power/investment discretion and shared dispositive power/investment discretion over the shares as provided in the following table.

Title of Series	Sole Voting Power	Shared Voting Power	Sole Dispositive Power/ Investment Discretion	Shared Dispositive Power/ Investment Discretion
LSXMA	—	8,177,656	—	8,177,656
LSXMK	14,851,048	—	14,851,048	—
LLYVA	—	1,899,547	—	1,899,547
LLYVK	718,270	—	718,270	—

(6)
Based on (a) a Schedule 13G, filed jointly on February 13, 2024, by Corvex and Keith Meister, with respect to LLYVA and (b) a Form 13F, filed on February 14, 2024, by Corvex with respect to LSXMA, LSXMK and LLYVK, which state that Corvex has sole voting power, shared voting power, sole dispositive power/investment discretion and shared dispositive power/investment discretion over the shares as provided in the following table.

Title of Series	Sole Voting Power	Shared Voting Power	Sole Dispositive Power/ Investment Discretion	Shared Dispositive Power/ Investment Discretion
LSXMA	369,460	—	369,460	—
LSXMK	192,258	—	192,258	—
LLYVA	1,558,332	—	1,558,332	—
LLYVK	925,378	—	925,378	—

(7)
Based on (a) a Schedule 13G, filed jointly on February 27, 2024, by (i) Point72 Asset Management with respect to shares of LLYVA held by Point72 Associates, an investment fund it manages; (ii) Point72 Capital Advisors with respect to shares of LLYVA held by Point72 Associates; (iii) Cubist Systematic Strategies with respect to shares of LLYVA held by an investment fund it manages; and (iv) Steven A. Cohen with respect to shares of LLYVA beneficially owned by Point72 Asset Management, Point72 Capital Advisors and Cubist Systematic Strategies, and (b) a Form 13F, filed on February 14, 2024, by Point72 Asset Management with

LIBERTY MEDIA CORPORATION / 93

Security Ownership of Certain Beneficial Owners and Management
respect to LSXMA, LSXMK, LLYVK and FWONK, which state that Point72 Asset Management has sole voting power, shared voting power, sole dispositive power/investment discretion and shared dispositive power/investment discretion over the shares as provided in the following table.
Reporting Person	Title of Series	Sole Voting Power	Shared Voting Power	Sole Dispositive Power/ Investment Discretion	Shared Dispositive Power / Investment Discretion
Point72 Asset Management	LSXMA	—	2,620,134	—	2,620,134
	LSXMK	—	3,063,362	—	3,063,362
	LLYVK	—	1,338,286	—	1,338,286
	FWONK	—	1,069,779	—	1,069,779
Point72 Asset Management and Point72 Capital Advisors	LLYVA	—	1,284,499	—	1,284,499
Cubist Systematic Strategies	LLYVA	—	2,650	—	2,650
Mr. Cohen	LLYVA	—	1,287,149	—	1,287,149
94 / 2024 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of (1) each series of our common stock (LSXMA, LSXMB, LSXMK, LLYVA, LLYVB, LLYVK, FWONA, FWONB and FWONK) and (2) the common stock, par value $0.001 per share (SIRI), of Sirius XM, in which we hold a controlling interest. The security ownership information with respect to our common stock is given as of February 29, 2024 and, in the case of percentage ownership information, is based upon (1) 98,140,522 LSXMA shares, (2) 9,755,336 LSXMB shares, (3) 218,692,746 LSXMK shares, (4) 25,558,577 LLYVA shares, (5) 2,546,146 LLYVB shares, (6) 63,589,030 LLYVK shares, (7) 23,981,960 FWONA shares, (8) 2,437,583 FWONB shares and (9) 208,247,319 FWONK shares, in each case, outstanding on that date. The security ownership information with respect to SIRI is given as of February 29, 2024 and, in the case of percentage ownership information, is based on 3,842,461,994 SIRI shares outstanding on January 30, 2024. The percentage voting power is presented below on an aggregate basis for all LSXMA, LSXMB, LLYVA, LLYVB, FWONA and FWONB shares. LSXMK, LLYVK and FWONK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 29, 2024 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LSXMB, LLYVB or FWONB, though convertible on a one-for-one basis into shares of LSXMA, LLYVA or FWONA, respectively, are reported as beneficial ownership of LSXMB, LLYVB or FWONB only, and not as beneficial ownership of LSXMA, LLYVA or FWONA, respectively. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (in thousands)	Percent of Series (%)	Voting Power (%)
John C. Malone Chairman of the Board and Director	LSXMA	965(1)(2)	*	48.9
	LSXMB	9,455(1)(3)(4)(5)	96.9
	LSXMK	16,066(1)(2)(3)(4)(5)	7.3
	LLYVA	251(1)(2)	*
	LLYVB	2,465(1)(3)(4)(5)	96.8
	LLYVK	4,314(1)(2)(3)(4)(5)	6.8
	FWONA	241(1)(2)	1.0
	FWONB	2,364(1)(3)(4)(5)	97.0
	FWONK	2,865(1)(5)	1.4
	SIRI	267	*	*
Gregory B. Maffei President, Chief Executive Officer and Director	LSXMA	1,813(6)(7)(8)	1.8	1.1
	LSXMB	37	*
	LSXMK	9,567(6)(7)(8)(9)	4.3
	LLYVA	470(6)(8)	1.8
	LLYVB	10	*
	LLYVK	2,498(6)(8)(9)	3.9
	FWONA	387(7)	1.6
	FWONB	9	*
	FWONK	2,492(7)(9)	1.2
	SIRI	919(11)	*	*
LIBERTY MEDIA CORPORATION / 95

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (in thousands)	Percent of Series (%)	Voting Power (%)
Robert R. Bennett Director	LSXMA	761(12)(13)	*	*
	LSXMB	—	—
	LSXMK	1,579(12)(13)	*
	LLYVA	198(12)(13)	*
	LLYVB	—	—
	LLYVK	411(12)(13)(14)	*
	FWONA	190(12)(13)	*
	FWONB	—	—
	FWONK	389(12)(13)(14)	*
	SIRI	—	—	—
Derek Chang Director	LSXMA	—	—	—
	LSXMB	—	—
	LSXMK	9(9)	*
	LLYVA	—	—
	LLYVB	—	—
	LLYVK	2(9)	*
	FWONA	—	—
	FWONB	—	—
	FWONK	5(9)	*
	SIRI	—	—	—
Brian M. Deevy Director	LSXMA	10(15)	*	*
	LSXMB	—	—
	LSXMK	37(9)(15)	*
	LLYVA	3	*
	LLYVB	—	—
	LLYVK	10(9)	*
	FWONA	3(15)	*
	FWONB	—	—
	FWONK	17(9)(15)	*
	SIRI	—	—	—
M. Ian G. Gilchrist Director	LSXMA	**	*	*
	LSXMB	—	—
	LSXMK	37(9)	*
	LLYVA	**	*
	LLYVB	—	—
	LLYVK	10(9)	*
	FWONA	**	*
	FWONB	—	—
	FWONK	15(9)	*
	SIRI	—	—	—
Evan D. Malone Director	LSXMA	11	*	*
	LSXMB	68(10)	*
	LSXMK	70(9)(10)	*
	LLYVA	3	*
	LLYVB	18(10)	*
	LLYVK	18(9)(10)	*
	FWONA	3	*
	FWONB	17(10)	*
	FWONK	28(9)	*
	SIRI	450(11)	*	*
96 / 2024 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (in thousands)	Percent of Series (%)	Voting Power (%)
Larry E. Romrell Director	LSXMA	20	*	*
	LSXMB	**	*
	LSXMK	50(9)	*
	LLYVA	5	*
	LLYVB	**	*
	LLYVK	19(9)	*
	FWONA	5	*
	FWONB	**	*
	FWONK	34(9)	*
	SIRI	—	—	—
Andrea L. Wong Director	LSXMA	4	*	*
	LSXMB	—	—
	LSXMK	47(9)	*
	LLYVA	1	*
	LLYVB	—	—
	LLYVK	12(9)	*
	FWONA	**	*
	FWONB	—	—
	FWONK	18(9)	*
	SIRI	—	—	—
Albert E. Rosenthaler Former Chief Corporate Development Officer(16)	LSXMA	67	*	*
	LSXMB	—	—
	LSXMK	283(16)	*
	LLYVA	17	*
	LLYVB	—	—
	LLYVK	76(16)	*
	FWONA	17	*
	FWONB	—	—
	FWONK	112(16)	*
	SIRI	—	—	—
Brian J. Wendling Principal Financial Officer and Chief Accounting Officer	LSXMA	3	*	*
	LSXMB	—	—
	LSXMK	83(9)	*
	LLYVA	1	*
	LLYVB	—	—
	LLYVK	22(9)	*
	FWONA	7	*
	FWONB	—	—
	FWONK	16(9)	*
	SIRI	—	—	—
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	LSXMA	—	—	—
	LSXMB	—	—
	LSXMK	121(9)	*
	LLYVA	—	—
	LLYVB	—	—
	LLYVK	36(9)	*
	FWONA	—	—
	FWONB	—	—
	FWONK	102(9)	*
	SIRI	—	—	—
LIBERTY MEDIA CORPORATION / 97

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (in thousands)	Percent of Series (%)	Voting Power (%)
All current directors and executive officers as a group (11 persons)(16)	LSXMA	3,587(1)(2)(6)(7)(8)(12)(13)(15)	3.7	50.4
	LSXMB	9,492(1)(3)(4)(5)(10)(17)	97.3
	LSXMK	27,659(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(12)(13)(15)(17)	12.4
	LLYVA	932(1)(2)(6)(8)(12)(13)	3.6
	LLYVB	2,475(1)(3)(4)(5)(10)(17)	97.2
	LLYVK	7,353(1)(2)(3)(4)(5)(6)(8)(9)(10)(12)(13)(14)(17)	11.3
	FWONA	837(1)(2)(7)(12)(13)(15)	3.5
	FWONB	2,373(1)(3)(4)(5)(10)(17)	97.4
	FWONK	5,982(1)(5)(7)(9)(12)(13)(14)(15)	2.8
	SIRI	1,636(11)	*	*

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes 101,778 LSXMA shares, 286,086 LSXMB shares, 860,750 LSXMK shares, 26,533 LLYVA shares, 73,988 LLYVB shares, 281,597 LLYVK shares, 25,444 FWONA shares, 57,641 FWONB shares and 166,171 FWONK shares held in a revocable trust with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone (Mrs. Malone), are trustees. Mrs. Malone has the right to revoke such trust at any time. Mr. Malone has disclaimed beneficial ownership of the shares held by such trust.

(2)
Includes 250,000 LSXMA shares, 23,475 LSXMK shares, 65,175 LLYVA shares 5,868 LLYVK shares and 62,500 FWONA shares held by The Malone Family Land Preservation Foundation, as to which shares Mr. Malone has disclaimed beneficial ownership.

(3)
Includes 40,914 LSXMB shares, 3,842 LSXMK shares, 10,665 LLYVB shares, 960 LLYVK shares and 10,228 FWONB shares held by a trust which is managed by an independent trustee, of which the beneficiary is one of Mr. Malone’s adult children, and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(4)
Includes 67,773 LSXMB shares, 6,364 LSXMK shares, 17,668 LLYVB shares, 1,591 LLYVK shares and 16,943 FWONB shares held by a trust which is managed by an independent trustee and Mr. Evan Malone, one of Mr. Malone’s adult children, of which the beneficiary is Mr. Evan Malone and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(5)
Includes 379,553 LSXMB shares, 1,689,230 LSXMK shares, 100,137 LLYVB shares, 306,655 LLYVK, 122,649 FWONB shares and 68,798 FWONK shares held by three trusts with respect to which Mr. Malone is the sole trustee and, with his wife, retains a unitrust interest in the trusts.

(6)
Includes 305,768 LSXMA shares, 658,281 LSXMK shares, 76,442 LLYVA shares and 164,569 LLYVK shares held by The Maffei Foundation. Mr. Maffei and his wife, as the two directors of The Maffei Foundation, have shared voting and investment power with respect to any shares held by The Maffei Foundation. Mr. Maffei disclaims beneficial ownership of these shares held by the Maffei Foundation.

(7)
Includes 555,020 LSXMA shares, 1,489,367 LSXMK shares, 170,247 FWONA shares and 671,937 FWONK shares that are pledged to a financial institution.

(8)
Includes 442,769 LSXMA shares, 179,130 LSXMK shares, 110,692 LLYVA shares and 97,007 LLYVK shares held by a grantor retained annuity trust. Mr. Maffei is the sole trustee of the grantor retained annuity trust, for the benefit of himself, his spouse and his children.

(9)
Includes beneficial ownership of LSXMK, LLYVK and FWONK shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 29, 2024.

	LSXMK	LLYVK	FWONK
Gregory B. Maffei	4,316,571	1,145,639	1,555,378
Derek Chang	6,650	1,818	3,722
Brian M. Deevy	19,909	5,486	12,026
M. Ian G. Gilchrist	33,615	9,117	15,022
Evan D. Malone	28,964	7,990	17,614
Larry E. Romrell	33,615	9,261	20,176
Andrea L. Wong	26,792	7,161	10,922
Brian J. Wendling	35,344	9,451	14,509
Renee L. Wilm	108,583	30,965	89,126
Total	4,610,043	1,226,888	1,738,495
98 / 2024 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
(10)
Includes 67,773 LSXMB shares, 6,364 LSXMK shares, 17,668 LLYVB shares, 1,591 LLYVK shares and 16,943 FWONB shares held by a trust which is managed by an independent trustee and Mr. Evan Malone, of which the beneficiary is Mr. Evan Malone. Such trust is the same trust and such shares are the same shares described in footnote (4) above and also included in the number of shares beneficially owned by Mr. Malone.

(11)
Includes beneficial ownership of SIRI shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 29, 2024.

SIRI
Gregory B. Maffei	278,534
Evan D. Malone	278,534
Total	557,068

(12)
Includes 441 LSXMA shares, 882 LSXMK shares, 114 LLYVA shares, 229 LLYVK shares,110 FWONA shares and 220 FWONK shares held in a revocable trust with respect to which Mr. Bennett and Mr. Bennett’s wife, Mrs. Deborah Bennett, are trustees. Mrs. Bennett has the right to revoke such trust at any time.

(13)
Includes 21,585 LSXMA shares, 43,170 LSXMK shares, 5,626 LLYVA shares, 10,792 LLYVK and 5,396 FWONA shares owned by Hilltop Investments, LLC, and 735,491 LSXMA shares, 1,526,885 LSXMK shares, 191,742 LLYVA shares, 397,834 LLYVK shares, 183,872 FWONA shares and 386,013 FWONK shares held by Hilltop Investments III, LLC, both of which are jointly owned by Mr. Bennett and his wife, Mrs. Bennett.

(14)
Includes 16,333 LLYVK shares and 381,616 FWONK shares that have been pledged to an unaffiliated third party buyer in connection with a variable prepaid forward contract.

(15)
Includes 247 LSXMA shares, 564 LSXMK shares, 61 FWONA shares and 123 FWONK shares held by the WJD Foundation, over which Mr. Deevy has sole voting power.

(16)
Mr. Rosenthaler retired from his position as our Chief Corporate Development Officer on December 31, 2023 and currently serves Liberty Media as a Senior Advisor. Mr. Rosenthaler’s beneficial ownership includes beneficial ownership of 104,317 LSXMK shares, 28,311 LLYVK shares and 52,422 FWONK shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 29, 2024.

(17)
The 67,773 LSXMB shares, 6,364 LSXMK shares, 17,668 LLYVB shares, 1,591 LLYVK shares and 16,943 FWONB shares held by the trust described in footnotes (4) and (10) above and included in the number of shares beneficially owned by both Messrs. Malone and Evan Malone are only included once in these totals.

HEDGING DISCLOSURE
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
CHANGES IN CONTROL
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC.
Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms filed with the SEC and written representations made to us by our executive officers and directors, we believe that, during the year ended December 31, 2023, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were met, with the exception of two Forms 4 filed by Berkshire Hathaway and Warren E. Buffett on January 18, 2024 to correct a clerical error and report the correct issuer of shares with the trading symbol LSXMA and LSXMK. Berkshire Hathaway and Mr. Buffett originally filed the Forms 4 on January 4, 2024 which inadvertently reported that they had acquired LSXMA and LSXMK shares in Liberty Media LLC.
LIBERTY MEDIA CORPORATION / 99

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions

Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our Board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our Board or another independent body of our Board designated to address such actual or potential conflicts.
EXCHANGE AGREEMENT WITH JOHN C. MALONE
On July 28, 2021, we entered into an Exchange Agreement (as defined below) with our Chairman of the Board, John C. Malone, whereby, among other things, Mr. Malone agreed to an arrangement under which his aggregate voting power in our company would not exceed 49% (the Target Voting Power) plus 0.5% (under certain circumstances). We have an ongoing stock repurchase program which permits us to purchase shares of Series A or Series C of any of our Liberty SiriusXM Group common stock, Liberty Live common stock and Formula One Group common stock. In light of Mr. Malone’s current ownership interests in our company, absent the Exchange Agreement, continued repurchases of our company’s Series A shares pursuant to this program would be expected to have the effect of increasing Mr. Malone’s aggregate voting power in our company to greater than 50%. We and our Board of Directors believe it is in the best interests of our company and its stockholders to not have a single stockholder control greater than 50% of our aggregate voting power and to maintain flexibility with respect to future share repurchases and other transactions that may have an accretive voting power effect.
A special committee of independent and disinterested directors was formed by our Board of Directors to consider a potential exchange arrangement between us and Mr. Malone and engaged independent legal counsel and financial advisors to assist it. The special committee recommended to our Board of Directors the approval of an exchange agreement, among us, Mr. Malone and a revocable trust of which Mr. Malone is the sole trustee and beneficiary (the JM Trust) (the Exchange Agreement). Our Board of Directors, upon the unanimous recommendation of the members of the special committee, approved the Exchange Agreement.
The Exchange Agreement provides for exchanges by our company and Mr. Malone or the JM Trust of shares of LSXMB, LLYVB, or FWONB for shares of LSXMK, LLYVK, or FWONK, respectively, in connection with certain events, as described below.
Accretive Event Exchange. In connection with any event that would result in a reduction in the outstanding votes of any of our tracking stock groups (each, a Group) or an increase of Mr. Malone’s beneficially-owned voting power in any Group (other than a Voting Power Exchange (as defined below)) (an Accretive Event), in each case, such that Mr. Malone’s voting power with respect to such Group would exceed the Target Voting Power plus 0.5%, Mr. Malone or the JM Trust will be required to exchange with our company shares of Series B common stock of such Group (Exchanged Group Series B Shares) for an equal number of shares of Series C common stock of the same Group so as to maintain Mr. Malone’s voting power with respect to such Group as close as possible to, without exceeding, the Target Voting Power, on the terms and subject to the conditions of the Exchange Agreement. For example, repurchases by us of shares of our capital stock, conversions of Series B shares of a Group into Series A shares of such Group, as well as purchases by Mr. Malone of our capital stock, in each case, having the effect on Mr. Malone’s voting power described above would be Accretive Events.
Dilutive Event Exchange. From and after the occurrence of any Accretive Event, in connection with any event that would result in an increase in the outstanding votes of any Group or a decrease of Mr. Malone’s beneficially-owned voting power in any Group (a Dilutive Event), in each case, such that Mr. Malone’s voting power with respect to such Group falls below the Target Voting Power less 0.5%, Mr. Malone and the JM Trust may exchange with our company shares of Series C common stock of a Group for an equal number of shares of Series B common stock of the same Group equal to the lesser of (i) the number of shares of Series B common stock of the same Group which would maintain Mr. Malone’s voting power with respect to such Group as close as possible to, without exceeding, the Target Voting Power and (ii) the
100 / 2024 PROXY STATEMENT

Certain Relationships and Related Party Transactions
number of Exchanged Group Series B Shares at such time, on the terms and subject to the conditions of the Exchange Agreement. For example, exercises of stock options for, conversions of convertible securities into or issuances of new shares of our voting stock having the effect on Mr. Malone’s voting power described above would be Dilutive Events.
Voting Power Exchange. On a quarterly basis or in connection with any annual or special meeting of our stockholders, if Mr. Malone’s aggregate voting power in our company is less than the Target Voting Power and would continue to be less than the Target Voting Power upon completion of a Voting Power Exchange, upon request by Mr. Malone or the JM Trust, we will be required to exchange with Mr. Malone and the JM Trust shares of Series B common stock of any Group on a one-for-one basis for shares of Series C common stock of the same Group (each such exchange, a Voting Power Exchange). The maximum number of shares that may be delivered to Mr. Malone or the JM Trust in any Voting Power Exchange is equal to the number of Exchanged Group Series B Shares at such time that may be delivered without resulting in Mr. Malone’s aggregate voting power in our company exceeding the Target Voting Power. If any Voting Power Exchange would result in Mr. Malone’s voting power with respect to any Group exceeding the Target Voting Power, on any matter submitted by our company to the stockholders of that Group, voting together as a separate class, for approval, Mr. Malone and the JM Trust will vote, or cause to be voted, the portion of their voting power of such Group that exceeds the Target Voting Power in the same manner and in the same proportion as voted by the holders of voting securities of that Group other than Mr. Malone and his controlled affiliates.
Fundamental Event Exchange. If we propose to consummate any combination, consolidation, merger, exchange offer, split-off, spin-off, rights offering or dividend, in each case, as a result of which holders of Series B common stock of one or more Groups are entitled to receive securities of our company, securities of another person, property or cash, or a combination thereof (a Fundamental Event) then, unless the consideration to be received by holders of Series B common stock and Series C common stock of such Group is identical, either (x) we will provide for Mr. Malone or the JM Trust to receive, in respect of each Group, as applicable, the same per share amount and form of consideration to be received by holders of Series B common stock of such Group in connection with such event for each Exchanged Group Series C Share (defined below) of the same Group or (y) immediately prior to the consummation of the Fundamental Event, we will deliver to Mr. Malone and the JM Trust all Exchanged Group Series B Shares in exchange for all Exchanged Group Series C Shares. Exchanged Group Series C Shares means the number of shares of Series C common stock of any Group then beneficially owned by Mr. Malone equal to the number of Exchanged Group Series B Shares of the same Group. In connection with certain Fundamental Events where Mr. Malone would beneficially own 40% or more of the aggregate voting power of the surviving or resulting company and serve as an officer or director, such company and Mr. Malone will negotiate an agreement to replicate the benefits and obligations of the Exchange Agreement.
Restriction on Transfer. Mr. Malone may transfer his rights to the Exchanged Group Series B Shares only in limited circumstances and only to certain related permitted transferees who sign an agreement replicating the benefits and obligations of the Exchange Agreement.
Termination. The Exchange Agreement will terminate with respect to any particular Group upon (i) the parties’ mutual consent, (ii) the execution of a successor exchange agreement between us and one or more proposed permitted transferees covering all shares of Series B common stock of such Group then beneficially owned by Mr. Malone and all Exchanged Group Series B Shares of such Group or (iii) Mr. Malone’s voting power in such Group falling below 20%. In addition, the Exchange Agreement will terminate in its entirety, upon (i) the parties’ mutual consent, (ii) the execution of a successor exchange agreement between us and one or more proposed permitted transferees covering all shares of our company’s Series B common stock then beneficially owned by Mr. Malone and all Exchanged Group Series B Shares or (iii) Mr. Malone’s aggregate voting power in our company falling below 20%.
Expenses. Under the Exchange Agreement, we have agreed to pay (or reimburse) Mr. Malone for all reasonable out-of-pocket costs and expenses incurred by Mr. Malone in connection with the preparation, negotiation, execution and consummation of the transactions contemplated by the Exchange Agreement.
As of the date of this proxy statement, there have been no exchanges of our company’s shares pursuant to the Exchange Agreement.
The foregoing description of the Exchange Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the Exchange Agreement, which is incorporated by reference herein and filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on July 30, 2021.
LIBERTY MEDIA CORPORATION / 101

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VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. New York City time on June 9, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/LMC2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. New York City time on June 9, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com.P09680LIBERTY MEDIA CORPORATIONAnnual Meeting of StockholdersJune 10, 2024, 8:00 a.m. Mountain timeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A Liberty SiriusXM common stock, Series B Liberty SiriusXM common stock, Series A Liberty Livecommon stock, Series B Liberty Live common stock, Series A Liberty Formula One common stock and/or Series B Liberty Formula One common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 8:00 a.m., Mountain time, on June 10, 2024, via a live webcast accessible at www.virtualshareholdermeeting.com/LMC2024, and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3 AND IN FAVOR OF EVERY 3 YEARS FOR PROPOSAL 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V46734-P09680 LIBERTY MEDIA CORPORATION 2024 Annual Meeting Vote by June 9, 2024 11:59 p.m. New York City time BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O LIBERTY MEDIA CORPORATION P.O. BOX 1342 BRENTWOOD, NY 11717 You invested in LIBERTY MEDIA CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2024. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 10, 2024 8:00 a.m., Mountain time Virtually at: www.virtualshareholdermeeting.com/LMC2024

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V46735-P09680 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Brian M. Deevy 02) Gregory B. Maffei 03) Andrea L. Wong 2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2024. For 3. The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers. For 4. The say-on-frequency proposal, to approve, on an advisory basis, the frequency at which stockholders are required to provide an advisory vote on the compensation of our named executive officers. 3 Years NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.